PROSPECTUS
MAY 1, 1997

*  MFR EMERGING
   MARKETS TOTAL
   RETURN SERIES

*  MFR GLOBAL ASSET
   ALLOCATION SERIES

*  MFR GLOBAL HIGH
   YIELD SERIES



[MFR LOGO]

[SDI LOGO]

PROSPECTUS
================================================================================
o  MFR EMERGING MARKETS TOTAL RETURN SERIES
o  MFR GLOBAL ASSET ALLOCATION SERIES           PROSPECTUS
o  MFR GLOBAL HIGH YIELD SERIES                 MAY 1, 1997
700 SW HARRISON STREET
TOPEKA, KS 66636-0001


     MFR Emerging Markets Total Return Series, MFR Global Asset Allocation Series and MFR Global High Yield Series (formerly Global Aggressive Bond Series) are diversified series of an open-end management investment company. Each series has its own identified assets, net asset values and investment objective.

     The investment objective of the Emerging Markets Total Return Series is to maximize total return. To achieve this goal, the Series invests in a combination of equity and/or debt securities of companies domiciled in, or doing business in, emerging countries and emerging markets and sovereign debt securities of emerging market countries

     The investment objective of the Global Asset Allocation Series is to seek a high level of total return consisting of capital appreciation and current income. To achieve its investment objective the Series follows an asset allocation strategy that contemplates shifts among a wide range of investment categories and market sectors, including equity and debt securities of domestic and foreign issuers.

     The investment objective of the Global High Yield Series is to seek high current income with capital appreciation as a secondary objective through investment primarily in a combination of foreign and domestic high yield, lower rated securities.

     EACH OF THE SERIES MAY INVEST IN DEBT SECURITIES THAT INCLUDE DOMESTIC AND FOREIGN DEBT SECURITIES RATED BELOW INVESTMENT GRADE AND FOREIGN DEBT SECURITIES WHOSE CREDIT QUALITY IS GENERALLY CONSIDERED THE EQUIVALENT OF SUCH SECURITIES, WHICH ARE COMMONLY KNOWN AS "JUNK BONDS." INVESTMENTS OF THIS TYPE ARE SUBJECT TO A GREATER RISK OF LOSS OF PRINCIPAL AND INTEREST, INCLUDING THE RISK OF DEFAULT, AND THEREFORE SHOULD BE CONSIDERED SPECULATIVE. SEE "INVESTMENT METHODS AND RISK FACTORS" ON PAGE 12. PURCHASERS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH INVESTING IN THE SERIES.

     This Prospectus sets forth concisely the information that a prospective investor should know about the Series. It should be read and retained for future reference. Certain additional information is contained in a Statement of Additional Information about the Series, dated May 1, 1997, which has been filed with the Securities and Exchange Commission. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference in this Prospectus. It is available at no charge by writing Security Distributors, Inc., 700 Harrison Street, Topeka, Kansas 66636-0001, or by calling (800) 643-8188.

--------------------------------------------------------------------------------
These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

     An investment in the Fund involves risk, including loss of principal, and is not a deposit or obligation of or guaranteed by any bank. The Funds are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

--------------------------------------------------------------------------------

CONTENTS
================================================================================
                                                                           Page

Transaction and Operating Expense Table....................................   1
Financial Highlights................................................. .....   2
Investment Objective and Policies of the Series............................   3
     MFR Emerging Markets Total Return Series......................... ....   3
     MFR Global Asset Allocation Series....................................   6
     MFR Global High Yield Series..........................................   9
Investment Methods and Risk Factors........................................  12
Management of the Series...................................................  27

     Portfolio Management..................................................  28
How to Purchase Shares.....................................................  29

     Alternative Purchase Options..........................................  30
     Class A Shares........................................................  30
     Class A Distribution Plan.............................................  31
     Class B Shares................................................... ....  32
     Class B Distribution Plan.............................................  32
     Calculation and Waiver of Contingent Deferred Sales Charges....... ...  33
     Arrangements with Broker-Dealers and Others...........................  34
Purchases at Net Asset Value........................................... ..   34
Trading Practices and Brokerage............................................  35
How to Redeem Shares.......................................................  35
     Telephone Redemptions ................................................  36
Dividends and Taxes........................................................  37

     Foreign Taxes.........................................................  38
Determination of Net Asset Value...........................................  38
Performance................................................................  39
Stockholder Services.......................................................  39
     Accumulation Plan.....................................................  39
     Systematic Withdrawal Program.......................................    40
     Exchange Privilege....................................................  40
     Exchange by Telephone.................................................  41
     Retirement Plans......................................................  41
General Information........................................................  41
     Organization........................................................... 41
     Stockholder Inquiries.................................................  42
Appendix A.................................................................  43
Appendix B.................................................................  45

PROSPECTUS
================================================================================

                     TRANSACTION AND OPERATING EXPENSE TABLE
--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES

                                                                                    CLASS A         CLASS B(1)

Maximum Sales Load Imposed on Purchases (as a percentage of offering price)           4.75%           None
Maximum Sales Load Imposed on Reinvested Dividends                                    None            None
Deferred Sales Load (as a percentage of original purchase price
   or redemption proceeds, whichever is lower)                                        None(2)  5% during the first year,
                                                                                               decreasing to 0% in the
                                                                                               sixth and following years


                                                        MFR EMERGING
                                                        MARKETS TOTAL      MFR GLOBAL         MFR GLOBAL
                                                          RETURN        ASSET ALLOCATION      HIGH YIELD

ANNUAL FUND OPERATING EXPENSES                        CLASS A  CLASS B  CLASS A CLASS B  CLASS A  CLASS B
                                                      -------  -------  ------- -------  -------  -------
Management Fees                                        1.00%    1.00%    1.00%    1.00%   0.75%    0.75%
12b-1 Fees(3)                                          0.25%    1.00%    0.25%    1.00%   0.25%    1.00%
Other Expenses (after expense                          0.75%    0.75%    0.75%    0.75%   1.00%    1.00%
  reimbursements)(4)                                   -----    -----    -----    -----   -----    -----
Total Fund Operating Expenses(5)                       2.00%    2.75%    2.00%    2.75%   2.00%    2.75%
                                                       =====    =====    =====    =====   =====    =====
EXAMPLE
   You would pay the following expenses on    1 Year   $  67    $  78    $  67    $  78   $  67    $  78
   a $1,000 investment, assuming              3 Years    107      115      107      115     107      115
   (1) 5 percent annual return and            5 Years    ---      ---      ---      ---     150      165
   (2) redemption at the end of each time    10 Years    ---      ---      ---      ---     269      308
   period

EXAMPLE
   You would pay the following expenses on    1 Year   $  67    $  28    $  67    $  28   $  67    $  28
   a $1,000 investment, assuming              3 Years    107       85      107       85     107       85
   (1) 5 percent annual return and (2) no     5 Years    ---      ---      ---      ---     150      145
   redemption                                10 Years    ---      ---      ---      ---     269      308

1 Class B shares convert tax-free to Class A shares automatically after eight years.

2 Purchases of Class A shares in amounts of $1,000,000 or more are not subject to an initial sales load; however, a contingent deferred sales charge of 1% is imposed in the event of redemption within one year of purchase. See "Class A Shares" on page 30.

3 Long-term holders of shares that are subject to an asset-based sales charge may pay more than the equivalent of the maximum front-end sales charge otherwise permitted by NASD Rules.

4 The amount of "Other Expenses" of the Emerging Markets Total Return and Global Asset Allocation Series is based on estimated amounts for the fiscal year ending December 31, 1997.

5 During the fiscal year ending December 31, 1997, MFR will reimburse certain expenses of each Series; absent such reimbursement and waiver, "Other Expenses" would be as follows: 5.50% for Class A and Class B shares of Emerging Markets Total Return; 5.50% for Class A and Class B shares of Global Asset Allocation; and 1.73% for Class A shares and 2.00% for Class B shares of Global High Yield Series.

THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AS ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. THE ASSUMED FIVE PERCENT ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN. THE ACTUAL RETURN MAY BE GREATER OR LESSER THAN THE ASSUMED AMOUNT.

   The purpose of the foregoing fee table is to assist the investor in understanding the various costs and expenses that an investor in the Series will bear directly or indirectly. For a more detailed discussion of the Series' fees and expenses, see the discussion under "Management of the Series," page 27. Information on the Series' 12b-1 Plans may be found under the headings "Class A Distribution Plan" on page 31 and "Class B Distribution Plan" on page 32. See "How to Purchase Shares," page 29, for more information concerning the sales load. Also, see Appendix B for a discussion of "Rights of Accumulation" and "Statement of Intention," which options may serve to reduce the front-end sales load on purchases of Class A Shares.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
================================================================================


   The following financial highlights for each of the years in the period ended December 31, 1996, have been audited by Ernst & Young LLP. Such information for each of the years in the period ended December 31, 1996, should be read in conjunction with the financial statements of the Series and the report of Ernst & Young LLP, the Series' independent auditors, appearing in the December 31, 1996 Annual Report which is incorporated by reference in this Prospectus. The Annual Report also contains additional information about the performance of the Global High Yield Series and may be obtained without charge by calling Security Distributors, Inc. at 1-800-643-8188. Financial information is not yet available for the Emerging Markets Total Return and Global Asset Allocation Series as these series did not begin operations until May 1997.


                            Net
                           gains                                                                       Ratio
          Net             (losses)          Divi-                                                        of      Ratio
         asset            on sec-   Total   dends                                               Net   expenses   of net
         value            urities    from   (from    Distri-                   Net             assets    to      income    Port-
         begin-    Net    (real-    invest-  net     butions  Return          asset            end of   aver-      to      folio
Fiscal   ning    invest-  ized &     ment   invest-   (from     of    Total   value    Total   period    age     average   turn-
 year     of      ment    unreal-   opera-   ment    capital  capi-  distri-  end of  return   (thou-    net       net     over
 end     period  income    ized)    tions   income)   gains)   tal   butions  period    (a)    sands)   assets   assets    rate
------------------------------------------------------------------------------------------------------------------------------------

                       GLOBAL HIGH YIELD SERIES (CLASS A)

1995    $10.00   $ .63    $.09    $  .72    $(.55)   $(.02)   $---   $(.57)  $10.15    7.3%    $2,968   2.00%   11.04%     127%
(b)(c)(d)
1996     10.15    1.06    .064     1.124    (.687)   (.227)    ---   (.914)   10.36   11.6%     3,507   1.98%   10.39%      96%
(b)(c)
                       GLOBAL HIGH YIELD SERIES (CLASS B)

1995    $10.00  $  .56    $.12    $  .68    $(.49)   $(.02)   $---  $(.51)   $10.17    6.9%    $1,440   2.75%    10.24%    127%
(b)(c)(d)
1996     10.17     .98     .06      1.04    (.573)   (.227)   ---    (.80)    10.41   10.7%     1,541   2.75%     9.64%     96%
(b)(c)

(a) Total return information does not reflect deduction of any sales charge imposed at the time of purchase for Class A shares or upon redemption for Class B shares.

(b) Fund expenses were reduced by the Investment Manager during the period, and expense ratios absent such reimbursement would have been as follows:

                                           1995      1996

           Global High Yield    Class A    2.42%    2.73%
                                Class B    3.93%    3.75%

(c) Net investment income was computed using the average month-end shares outstanding throughout the period.

(d) Global High Yield Series (formerly referred to as Global Aggressive Bond Series) was initially capitalized on June 1, 1995, with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return.


                             See accompanying notes.

PROSPECTUS
================================================================================

INVESTMENT OBJECTIVES AND POLICIES OF THE SERIES

     MFR Emerging Markets Total Return Series, MFR Global Asset Allocation Series and MFR Global High Yield Series (the "Series") are diversified series of an open-end management investment company (commonly known as a mutual fund), Security Income Fund (the "Fund"). The Fund was organized as a Kansas corporation on September 9, 1970. Each of the Series has its own investment objective and policies which are discussed in more detail below. Although the Emerging Markets Total Return Series and Global Asset Allocation Series are series of Security Income Fund, each series may invest to a substantial degree in equity securities as discussed below. There, of course, can be no assurance that the Series will achieve their investment objectives. While there is no present intention to do so, the investment objective and policies of each Series may be changed by the Board of Directors of the Fund without the approval of stockholders. If a change in investment objective is made, stockholders should consider whether the Series remains an appropriate investment in light of their then current financial position and needs.

     Each of the Series is subject to certain investment policy limitations, which may not be changed without stockholder approval. Among these limitations, some of the more important ones are: (1) with respect to 75 percent of the value of its total assets, no Series will invest more than 5 percent of the value of its assets in any one issuer other than the U.S. Government or its instrumentalities; (2) no Series will purchase more than 10 percent of the outstanding voting securities of any one issuer; nor (3) invest 25 percent or more of its total assets in any one industry. The full text of the investment policy limitations of each Series is set forth in the Series' Statement of Additional Information.

     Each of the Series may borrow money from banks as a temporary measure for emergency purposes or to facilitate redemption requests. See "Investment Methods and Risk Factors" for a discussion of borrowing. Pending investment in securities or to meet potential redemptions, each of the Series may invest in certificates of deposit, bank demand accounts, repurchase agreements and high quality money market instruments.

MFR EMERGING MARKETS TOTAL RETURN SERIES

     The investment objective of MFR Emerging Markets Total Return Series is to seek to maximize total return. The Series under normal circumstances invests substantially all of its assets in a portfolio of emerging country and emerging market equity and debt securities. Equity securities will consist of all types of common stocks and equivalents (the following constitute equivalents: convertible debt securities and warrants). The Series also may invest in preferred stocks, bonds, money market instruments of foreign and domestic companies, U.S. government, and governmental agencies and debt securities of sovereign emerging market issuers. The Series may invest up to 100 percent of its total assets in U.S. and foreign debt securities and other fixed income securities that, at the time of purchase, are rated below investment grade ("high yield securities" or "junk bonds"), which involve a high degree of risk and are predominantly speculative. The Series also may invest in zero coupon securities and securities that are in default

--------------------------------------------------------------------------------
No dealer, salesperson, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the Statement of Additional Information in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Investment Manager, or the Distributor.
--------------------------------------------------------------------------------

PROSPECTUS
================================================================================

as to payment of principal and/or interest. A description of certain debt ratings is included as Appendix A to this Prospectus. See "Investment Methods and Risk Factors" for a discussion of the risks associated with investing in junk bonds and zero coupon securities. Many emerging market debt securities are not rated by United States rating agencies such as Moody's and Standard & Poor's. The Series' ability to achieve its investment objective is thus more dependent on the credit analysis of MFR Advisors, Inc. ("MFR") than would be the case if the Series were to invest in higher quality bonds. The Series may invest in fixed income securities without limitation as to maturity. INVESTORS SHOULD PURCHASE SHARES ONLY AS A SUPPLEMENT TO AN OVERALL INVESTMENT PROGRAM AND ONLY IF WILLING TO UNDERTAKE THE RISKS INVOLVED.

     "Emerging markets" will consist of all countries determined by the World Bank or the United Nations to have developing or emerging economies and markets. These countries are generally expected to include every country in the world except the United States, Canada, Japan, Australia, New Zealand and most countries in Western Europe.

     Currently, investing in many of the emerging countries and emerging markets is not feasible. Accordingly, MFR currently intends to consider investments only in those countries in which it believes investing is feasible. The list of acceptable countries will be reviewed by MFR and approved by the Board of Directors on a periodic basis and any additions or deletions with respect to such list will be made in accordance with changing economic and political circumstances involving such countries.

     An issuer in an emerging market is an entity: (i) for which the principal securities trading market is an emerging market, as defined above; (ii) that (alone or on a consolidated basis) derives 50 percent or more of its total revenue from either goods produced, sales made or services performed in emerging markets; or (iii) organized under the laws of, and with a principal office in, an emerging market.

     The Series' investments in emerging country securities are not subject to any maximum limit, and it is the intention of MFR to invest substantially all of the Series' assets in emerging country and emerging market securities. However, to the extent that the Series' assets are not invested in emerging country and emerging market securities, the remaining 35 percent of the assets may be invested in (i) other equity and debt securities without regard to whether they qualify as emerging country or emerging market securities, and (ii) cash reserves of the type described under "Investment Methods and Risk Factors." In addition, for temporary defensive purposes, the Series may invest less than 65 percent of its assets in emerging country and emerging market securities, in which case the Series may invest in other equity or debt securities or may invest in cash reserves without limitation.

     The  Series'   investments  in  emerging  market  debt  securities  consist substantially of high yield, lower-rated debt securities of foreign corporations, and "Brady Bonds" and other sovereign debt securities issued by emerging market governments. "Sovereign debt securities" are those issued by emerging market governments that are traded in the markets of developed countries or groups of developed countries. MFR may invest in debt securities of emerging market issuers that it determines to be suitable investments for the Series without regard to ratings. Currently, the substantial majority of emerging market debt securities are considered to have a credit quality below investment grade. The Series may invest up to 100 percent of its total assets in debt securities with credit quality below investment grade (known as junk bonds). Such securities are predominantly speculative and involve a high degree of risk as discussed under "Investment Methods and Risk Factors." The
--------------------------------------------------------------------------------

PROSPECTUS
================================================================================

Series may invest in bank loan participations and assignments, which are fixed and floating rate loans arranged through private negotiations between foreign or domestic entities.

     The Series invests in securities allocated among diverse markets and denominated in various currencies, including U.S. dollars, or in multinational currency units such as European Currency Units. The Series may purchase securities that are issued by the government or a company or financial institution of one country but denominated in the currency of another country (or a multinational currency unit). The Series is designed for investors who wish to accept the risks entailed in such investments, which are different from those associated with a portfolio consisting entirely of securities of U.S. issuers denominated in U.S. dollars. See the discussion of such risks, including currency risk, under "Investment Methods and Risk Factors."

     MFR selectively will allocate the assets of the Series in securities of issuers in countries and in currency denominations where the combination of market returns, the price appreciation potential of securities and currency exchange rate movements will present opportunities for maximum total return. In so doing, MFR intends to take advantage of the different yield, risk and return characteristics that investment in the security markets of different countries can provide for U.S. investors. Fundamental economic strength, credit quality, earnings growth potential and currency and market trends will be the principal determinants of the emphasis given to various country, geographic and industry sectors within the Series.

     MFR evaluates currencies on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, if the exchange rate of the foreign currency declines, the dollar value of the security will decrease. However, the Series may seek to protect itself against such negative currency movements through the use of sophisticated investment techniques. See the discussion of forward currency transactions, options and futures under "Investment Methods and Risk Factors."

     Futures may be used to gain exposure to markets where there is insufficient cash to purchase a diversified portfolio of securities. Currencies may be held to gain exposure to an international market prior to investing in a non-dollar security.


     The Series may enter into futures contracts (a type of derivative)(or options thereon) to hedge all or a portion of its portfolio, as a hedge against changes in prevailing levels of interest rates or currency exchange rates, or as an efficient means of adjusting its exposure to the bond, stock, and currency markets. The Series will not use futures contracts for leveraging purposes. The Series will limit its use of futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5 percent of the Series' net asset value. The Series may also write call and put options on a covered basis and purchase put and call options on securities, financial indices, and currencies. The aggregate market value of the Series' portfolio securities or currencies covering call or put options will not exceed 25 percent of the Series' net assets. The Series may enter into foreign futures and options transactions. See the discussion of options and futures contracts under "Investment Methods and Risk Factors." As part of its investment program and to maintain greater flexibility, the Series may invest in instruments which have the characteristics of futures, options and securities, known as "hybrid instruments." For a discussion of such instruments and the risks


--------------------------------------------------------------------------------

PROSPECTUS
================================================================================

involved in investing therein, see "Investment Methods and Risk Factors."

     The Series may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. See the discussion of when-issued and forward commitment securities under "Investment Methods and Risk Factors." The Series may enter into repurchase agreements, reverse repurchase agreements and "dollar rolls" which are discussed under "Investment Methods and Risk Factors." The Series may also invest in restricted securities as discussed under "Investment Methods and Risk Factors."

MFR GLOBAL ASSET ALLOCATION SERIES

     The investment objective of MFR Global Asset Allocation Series is to seek a high level of total return by investing primarily in a diversified portfolio of fixed income and equity securities. The Series is designed to balance the potential appreciation of common stocks with the income and relative stability of principal of bonds over the long term. The primary consideration in changing the asset allocation mix will be the fundamental economic outlook of the Series' Adviser, MFR, for the different markets in which the Series invests. Shifts between the fixed income and equity sectors will normally be done gradually and MFR will not attempt to precisely "time" the market. There is, of course, no guarantee that MFR's gradual approach to allocating the Series' assets will be successful in achieving the Series' objective. The Series will maintain cash reserves to facilitate the Series' cash flow needs (redemptions, expenses and purchases of Series securities) and it may invest in cash reserves without limitation for temporary defensive purposes. See the discussion of cash reserves under "Investment Methods and Risk Factors."

     Assets allocated to the fixed income portion of the Series will be invested primarily in U.S. and foreign investment grade bonds, high yield bonds (U.S. and foreign, including "Brady Bonds"), short-term investments and currencies, as needed to gain exposure to foreign markets. Investment grade debt securities include long,  intermediate  and  short-term  investment  grade debt  securities
(e.g., AAA, AA, A or BBB by S&P or if not rated, of equivalent investment quality as determined by MFR). The weighted average maturity for this portion (investment grade debt securities) of the Series' portfolio is generally expected to be intermediate (3-10 years), although it may vary significantly.
Non-dollar  debt  securities  include  non-dollar   denominated  government  and
corporate debt securities or currencies. See "Investment Methods and Risk Factors" for a discussion of the risks involved in foreign investing. High-yield securities include high-yielding, income-producing debt securities in the lower rating categories (commonly referred to as "junk bonds") and preferred stocks including convertible securities. High yield bonds may be purchased without
regard  to  maturity;   however,   the  average   maturity  is  expected  to  be
approximately 10 years, although it may vary if market conditions warrant. Quality will generally range from lower medium to low and the Series may also purchase bonds in default if, in the opinion of MFR, there is significant potential for capital appreciation. Lower-rated debt obligations are generally considered to be high risk investments. See "Investment Methods and Risk Factors" for a discussion of the risks involved in investing in high-yield, lower-rated debt securities. The Series may invest in zero coupon securities that pay no interest prior to maturity and payment in kind securities that pay interest in the form of additional securities. See the discussion of such securities under "Investment Methods and Risk Factors." Securities which may be held as cash reserves include liquid short-term investments of one year or less rated within the top two categories by at least one establishd
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rating  organization,  or if not  rated,  of  equivalent  investment  quality as determined by MFR. The Series may use currencies to gain exposure to an international market prior to investing in non-dollar securities.

     The Series' equity sector will be allocated among large and small capital ("Large Cap" and "Small Cap" respectively) U.S. and non-dollar equity securities, currencies, real estate investment trusts ("REITs") and futures. See the discussion of REITs under "Investment Methods and Risk Factors." Large Cap securities generally include stocks of well established companies with capitalization over $1 billion which can produce increasing dividend income. Non-dollar securities include foreign currencies and common stocks of established non-U.S. companies. Investments may be made solely for capital appreciation or solely for income or any combination of both for the purpose of achieving a higher overall return. MFR intends to diversify the non-dollar portion of the Series' portfolio broadly among countries and normally to have at least three different countries represented. The countries of the Far East and Western Europe as well as South Africa, Australia, Canada, and other areas (including developing countries) may be included. Under unusual circumstances, however, investment may be substantially in one or two countries.

     Futures may be used to gain exposure to equity markets where there is insufficient cash to purchase a diversified portfolio of stocks. Currencies also may be held to gain exposure to an international market prior to investing in a non-dollar stock.

     Small Cap securities include common stocks of small companies or companies which offer the possibility of accelerated earnings growth because of rejuvenated management, new products or structural changes in the economy. Current income is not a factor in the selection of these stocks. Higher risks are often associated with small companies. These companies may have limited product lines, markets and financial resources, or they may be dependent on a small or inexperienced management group. In addition, their securities may trade less frequently and in limited volume and move more abruptly than securities of larger companies. However, securities of smaller companies may offer greater potential for capital appreciation since they are often overlooked or undervalued by investors.

     Until the Series reaches approximately $20 million in assets, the Series may be unable to prudently achieve diversification among the described asset classes. During this initial period, the Series may use futures contracts and purchase foreign currencies to a greater extent than it will once the start-up period is over. See "Investment Methods and Risk Factors."

     Some of the countries in which the Series may invest may be considered to be developing and may involve special risks. For a discussion of the risks involved in investment in foreign securities, including investment in emerging markets, see "Investment Methods and Risk Factors." The Series' foreign investments are also subject to currency risk described under "Investment Methods and Risk Factors". To manage this risk and facilitate the purchase and
sale  of  foreign  securities,   the  Series  may  engage  in  foreign  currency
transactions  involving  the  purchase  and  sale of  forward  foreign  currency
exchange  contracts.   Although  forward  currency  transactions  will  be  used
primarily to protect the Series from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted and the Series' total return could be adversely affected as a result. For a discussion of forward currency transactions and the risks associated with such transactions, see "Investment Methods and Risk Factors." Purchases by the Series of currencies in substitution of purchases of stocks and bonds will subject the Series to risks different from a fund invested solely in stocks and bonds.
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     The Series' investments  include,  but are not limited to, equity and fixed income securities of any type and the Series may utilize the investment methods and investment vehicles described below.

     The Series may enter into futures contracts (a type of derivative) (or options thereon) to hedge all or a portion of its portfolio, as a hedge against changes in prevailing levels of interest rates or currency exchange rates, or as an efficient means of adjusting its exposure to the bond, stock, and currency markets. The Series will not use futures contracts for leveraging purposes. The Series will limit its use of futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5 percent of the Series' net asset value. The Series may also write call and put options on a covered basis and purchase put and call options on securities, financial indices, and currencies. The aggregate market value of the Series' portfolio securities or currencies covering call or put options will not exceed 25 percent of the Series' net assets. The Series may enter into foreign futures and options transactions. See the discussion of options and futures contracts under "Investment Methods and Risk Factors." As part of its investment program and to maintain greater flexibility, the Series may invest in instruments which have the characteristics of futures, options and securities, known as "hybrid instruments." For a discussion of such instruments and the risks involved in investing therein, see "Investment Methods and Risk Factors."

     The Series may acquire illiquid securities in an amount not exceeding 15 percent of net assets. Because an active trading market does not exist for such securities the sale of such securities may be subject to delay and additional costs. The Series will not invest more than 15 percent of its total assets in restricted securities (other than securities eligible for resale under Rule 144A of the Securities Act of 1933). For a discussion of restricted securities, see "Investment Methods and Risk Factors."

     The Series may invest in asset-backed securities, which securities involve certain risks. For a discussion of asset-backed securities and the risks involved in investment in such securities, see the discussion under "Investment Methods and Risk Factors." The Series may invest in mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or institutions such as banks, insurance companies and savings and loans. Some of these securities, such as GNMA certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Freddie Mac certificates, are not. The Series also may invest in collateralized mortgage obligations (CMOs) and stripped mortgage securities (a type of derivative). Stripped mortgage securities are created by separating the interest and principal payments generated by a pool of mortgage-backed bonds to create two classes of securities, "interest only" (IO) and "principal only" (PO) bonds. There are risks involved in mortgage-backed securities, CMOs and stripped mortgage securities. See "Investment Methods and Risk Factors" for an additional discussion of such securities and the risks involved therein.

     While the Series will remain invested in primarily common stocks and bonds, it may, for temporary defensive purposes, invest in cash reserves without limitation. The Series may establish and maintain reserves as MFR believes is advisable to facilitate the Series' cash flow needs. Cash reserves include money market instruments, including repurchase agreements, in the two highest rating categories. Short-term securities may be held in the equity sector as collateral for futures contracts. These securities are segregated and may not be available for the Series' cash flow needs.

     The Series may invest in debt or preferred equity securities convertible into or exchangeable for equity securities and warrants. As a
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================================================================================

fundamental policy, for the purpose of realizing additional income, the Series may lend securities with a value of up to 33 1/3 percent of its total assets to broker-dealers, institutional investors, or other persons. Any such loan will be continuously secured by collateral at least equal to the value of the securities loaned. For a discussion of the limitations on lending and risks of lending, see "Investment Methods and Risk Factors."

     The Series may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis as discussed under "Investment Methods and Risk Factors." The Series may enter into repurchase agreements, reverse repurchase agreements, and "dollar rolls" also as discussed under "Investment Methods and Risk Factors."

MFR GLOBAL HIGH YIELD SERIES


     The MFR Global High Yield Series seeks to provide high current income. Capital appreciation is a secondary objective. As used herein the term "bond" is used to describe any type of debt security. Under normal circumstances the Series will invest at least 65 percent of its total assets in high yield bonds as discussed herein. High yield bonds consist of debt securities rated below investment grade ("junk bonds") and foreign debt securities that yield, as determined by MFR or Lexington, in excess of domestic investment grade debt securities. The Series under normal circumstances seeks its investment objective of providing a high level of current income by investing substantially all of its assets in a portfolio of debt securities of issuers in three separate investment areas: (i) the United States; (ii) developed foreign countries; and
(iii) emerging markets. The Series also may invest up to 50 percent of its assets in certain derivative instruments. See "Investment Methods and Risk Factors" for a discussion of the risks associated with investing in derivative instruments. The Series selects particular debt securities in each sector based on their relative investment merits. Within each area, the Series selects debt securities from those issued by governments, their agencies and instrumentalities; central banks; commercial banks and other corporate entities. Debt securities in which the Series may invest consist of bonds, notes, debentures and other similar instruments. The Series may invest up to 100 percent of its total assets in U.S. and foreign debt securities and other fixed income securities that, at the time of purchase, are rated below investment grade ("high yield securities" or "junk bonds"), which involve a high degree of risk and are predominantly speculative. The Series may also invest in securities that are in default as to payment of principal and/or interest. A description of debt ratings is included as Appendix A to this Prospectus. See "Investment Methods and Risk Factors" for a discussion of the risks associated with investing in junk bonds. Many emerging market debt securities are not rated by United States rating agencies such as Moody's and S&P. The Series' ability to achieve its investment objectives is thus more dependent on MFR's credit analysis than would be the case if the Series were to invest in higher quality bonds. INVESTORS SHOULD PURCHASE SHARES ONLY AS A SUPPLEMENT TO AN OVERALL INVESTMENT PROGRAM AND ONLY IF WILLING TO UNDERTAKE THE RISKS INVOLVED.


   For the year ended December 31, 1996, the dollar weighted average of Global High Yield Series' holdings (excluding equities) had the following credit quality characteristics.
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                                           PERCENT OF
INVESTMENT                                 NET ASSETS

U.S. Government and
   Government Agency Securities............       0%
Cash and other Assets, Less Liabilities....     2.8%
Rated Fixed Income Securities
   AAA.....................................    12.9%
   AA......................................     6.5%
   A.......................................    18.5%
   Baa/BBB.................................    23.7%
   Ba/BB...................................    16.1%
   B.......................................    19.5%
   Caa/CCC.................................       0%
Unrated Securities Comparable in Quality to
   A.......................................       0%
   Baa/BBB.................................       0%
   Ba/BB...................................       0%
   B.......................................       0%
   Caa/CCC.................................       0%
                                                ----
                                                100%

The foregoing table is intended solely to provide disclosure about Global High Yield Series' asset composition for the year ended December 31, 1996. The asset composition after this may or may not be approximately the same as shown above.

     EMERGING MARKETS. "Emerging markets" will consist of all countries determined by the World Bank or the United Nations to have developing or emerging economies and markets. Currently, investing in many of the emerging countries and emerging markets is not feasible. Accordingly, MFR currently intends to consider investments only in those countries in which it believes investing is feasible. The list of acceptable countries will be reviewed by MFR and approved by the Board of Directors on a periodic basis and any additions or deletions with respect to such list will be made in accordance with changing economic and political circumstances involving such countries. An issuer in an emerging market is an entity: (i) for which the principal securities trading market is an emerging market, as defined above; (ii) that (alone or on a consolidated basis) derives 50 percent or more of its total revenue from either goods produced, sales made or services performed in emerging markets; or (iii) organized under the laws of, and with a principal office in, an emerging market.


     The Series' investments in emerging market securities consist substantially of high yield, lower-rated debt securities of foreign corporations and "Brady Bonds" and other sovereign debt securities issued by emerging market governments. The Series may invest in debt securities of emerging market issuers without regard to ratings. Currently, the substantial majority of emerging market debt securities are considered to have a credit quality below investment grade. The Series may invest in bank loan participations and assignments, which are fixed and floating rate loans arranged through private negotiations between foreign entities. The Series may also invest in zero coupon securities. See the discussion of sovereign debt securities, Brady Bonds, loan participations and assignments and zero coupon securities under "Investment Methods and Risk Factors."


     TEMPORARY INVESTMENTS. The Series intends to retain the flexibility to respond promptly to changes in market and economic conditions. Accordingly, in the interest of preserving shareholders' capital and consistent with the Series' investment objectives, MFR may employ a temporary defensive investment strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, the Series temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100 percent of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most or all of the Fund's investments may be made in the United States and denominated in U.S. dollars. For debt obligations other than commercial paper, this includes securities rated, at the time of
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                                       10
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PROSPECTUS
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purchase,  at least AA by S&P or Aa by Moody's, or if unrated,  determined to be of comparable quality by MFR. For commercial paper, this includes securities rated, at the time of purchase, at least A-2 by S&P or Prime-2 by Moody's, or if unrated, determined to be of comparable quality by MFR. It is impossible to predict whether, when or for how long the Series will employ defensive strategies. To the extent the Fund adopts a temporary defensive investment posture, it will not be invested so as to achieve directly its investment objectives. In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments.

     INVESTMENT TECHNIQUE. The Series invests in debt obligations allocated among diverse markets and denominated in various currencies, including U.S. dollars, or in multinational currency units such as European Currency Units. The Series may purchase securities that are issued by the government or a company or financial institution of one country but denominated in the currency of another country (or a multinational currency unit). The Series is designed for investors who wish to accept the risks entailed in such investments, which are different from those associated with a portfolio consisting entirely of securities of U.S. issuers denominated in U.S. dollars. See "Investment Methods and Risk Factors" for a discussion of the risks associated with securities denominated in foreign currencies.

     MFR will seek to allocate the assets of the Series in securities of issuers in countries and in currency denominations where the combination of fixed income market returns, the price appreciation potential of fixed income securities and currency exchange rate movements will present opportunities primarily for high current income and secondarily for capital appreciation. In so doing, MFR intends to take full advantage of the different yield, risk and return characteristics that investment in the fixed income markets of different countries can provide for U.S. investors. Fundamental economic strength, credit quality and currency and interest rate trends will be the principal determinants of the emphasis given to various country, geographic and industry sectors within the Series. Securities held by the Series may be invested in without limitation as to maturity.

     MFR evaluates currencies on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, if the exchange rate of the foreign currency declines, the dollar value of the security will decrease. The Series may seek to protect itself against such negative currency movements through the use of sophisticated investment techniques although the Series is not committed to using such techniques and may be fully exposed to changes in currency exchange rates. See "Investment Methods and Risk Factors" for a discussion of such techniques.

     The Series may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. See the discussion of when-issued and forward commitment securities under "Investment Methods and Risk Factors." The Series may enter into repurchase agreements, reverse repurchase agreements and "dollar rolls" which are discussed under "Investment Methods and Risk Factors." The Series may purchase restricted securities as discussed under "Investment Methods and Risk Factors."
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INVESTMENT METHODS AND RISK FACTORS

     Some of the risk factors related to certain securities, instruments and techniques that may be used by one or more of the Series are described in the "Investment Objectives and Policies" section of this Prospectus and in the "Investment Objectives and Policies" and "Investment Policy Limitations" sections of the Series' Statement of Additional Information. The following is a description of certain additional risk factors related to various securities, instruments and techniques. The risks so described only apply to those Series which may invest in such securities and instruments or use such techniques. Also included is a general description of some of the investment instruments, techniques and methods which may be used by one or more of the Series. The methods described only apply to those Series which may use such methods.

INVESTMENT VEHICLES

     BAA OR BBB SECURITIES -- Each of the Series may invest in medium grade debt securities (debt securities rated Baa by Moody's or BBB by S&P at the time of purchase, or if unrated, of equivalent quality as determined by MFR). Baa securities are considered to be "medium grade" obligations by Moody's and BBB is the lowest classification which is still considered an "investment grade" rating by S&P. Bonds rated Baa by Moody's or BBB by S&P have speculative characteristics and may be more susceptible than higher grade bonds to adverse economic conditions or other adverse circumstances which may result in a weakened capacity to make principal and interest payments. Each Series also may invest in higher yield debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"). See Appendix A to this Prospectus for a complete description of corporate bond ratings and see "Risks Associated with Lower-Rated Debt Securities (Junk Bonds)."

     U.S.  GOVERNMENT  SECURITIES  --  Each of the  Series  may  invest  in U.S.
Government securities which include obligations issued or guaranteed (as to principal and interest) by the United States Government or its agencies (such as the Small Business Administration, the Federal Housing Administration, and Government National Mortgage Association), or instrumentalities (such as Federal Home Loan Banks and Federal Land Banks), and instruments fully collateralized with such obligations such as repurchase agreements. Some U.S. Government securities, such as Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. Government National Mortgage Association (GNMA) certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government. Although U.S. Government securities are guaranteed by the U.S. Government, its agencies or instrumentalities, shares of the Series are not so guaranteed in any way.

     CONVERTIBLE SECURITIES AND WARRANTS -- The Emerging Markets Total Return and Global Asset Allocation Series may invest in debt or preferred equity
securities   convertible   into   or   exchangeable   for   equity   securities.
Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of
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                                       12
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the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally two or more years).

     REAL ESTATE INVESTMENT TRUSTS (REITS) -- The Global Asset Allocation Series may invest in REITs. A REIT is a trust that invests in a diversified portfolio of real estate holdings. Investment in REITs involves certain special risks. Equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Internal Revenue Code and to maintain an exemption under the Investment Company Act of 1940. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document. Such trusts run the risk of liquidating at an economically inopportune time.

     MORTGAGE BACKED SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS -- The Global Asset Allocation Series may invest in mortgage-backed securities (MBSs), including mortgage pass through securities and collateralized mortgage obligations (CMOs). MBSs include certain securities issued or guaranteed by the United States government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), or Federal Home Loan Mortgage Corporation (FHLMC); securities issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and securities issued by private issuers that represent an interest in or are collateralized by mortgage loans. A mortgage pass through security is a pro rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder. CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities.

     The Global Asset Allocation Series may invest in securities known as "inverse floating obligations," "residual interest bonds," and "interest only"
(IO) and "principal only" (PO) bonds, the market values of which will generally be more volatile than the market values of most MBSs. An inverse floating obligation is a derivative adjustable rate security with interest rates that adjust or vary inversely to changes in market interest rates. The term "residual interest" bond is used generally to describe those instruments in collateral pools, such as CMOs, which receive any excess cash flow generated by the pool once all other bondholders and expenses have been paid. IOs and POs are created by separating the interest and principal payments generated by a pool of mortgage-backed bonds to create two classes of securities. Generally, one class receives interest only payments (IOs) and the other class principal only payments (POs). MBSs have been referred to as "derivatives" because the performance of MBSs is dependent upon and derived from underlying securities.

     Investment in MBSs poses several risks, including prepayment, market and credit risks. PREPAYMENT RISK reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Borrowers are most likely to exercise their prepayment options at
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a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages and the Global Asset Allocation Series may invest in CMOs which are subject to greater risk of prepayment. MARKET RISK reflects the chance that the price of the security may fluctuate over time. The price of MBSs may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of MBSs, and a fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. CREDIT RISK reflects the chance that the Series may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. Government-related entities are guaranteed by the agency or instrumentality, and some, such as GNMA certificates, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, are supported only by the credit of the instrumentality. Although securities issued by U.S. Government-related agencies are guaranteed by the U.S. Government, its agencies or instrumentalities, shares of the Series are not so guaranteed in any way. The performance of private label MBSs, issued by private institutions, is based on the financial health of those institutions.

     ASSET-BACKED SECURITIES -- The Global Asset Allocation Series may invest in asset-backed securities which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, for example, automobile, credit card or trade receivables. Asset-backed commercial paper, one type of asset-backed security, is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average life and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution providing the credit support or enhancement. Asset-backed securities are subject to risks similar to those discussed above with respect to MBSs.

     WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES -- Each of the Series may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Series will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. No income accrues on securities which have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery of the securities. If a Series disposes of the right to acquire a when-

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issued  security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time a Series enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities will be established and maintained with its custodian and will be marked to market daily. There is a risk that the securities may not be delivered and that the Series may incur a loss.

     RESTRICTED SECURITIES (RULE 144A SECURITIES) -- Each of the Series may invest in restricted securities which are securities that are restricted as to disposition under the federal securities laws. The Series may acquire such securities through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. However, the restrictions on resale of such securities may make it difficult for the Series to dispose of such securities at the time considered most advantageous, and/or may involve expenses that would not be incurred in the sale of securities that were freely marketable. Risks associated with restricted securities include the potential obligation to pay all or part of the registration expenses in order to sell certain restricted securities. A considerable period of time may elapse between the time of the decision to sell a security and the time the Series may be permitted to sell it under an effective registration statement. If, during a period, adverse conditions were to develop, the Series might obtain a less favorable price than prevailing when it decided to sell.

     Trading restricted securities pursuant to Rule 144A may enable a Series to dispose of restricted securities at a time considered to be advantageous and/or at a more favorable price than would be available if such securities were not traded pursuant to Rule 144A. However, the Rule 144A market is relatively new and liquidity of a Series' investment in such market could be impaired if trading does not develop or declines.

     The  Series'  Board  of  Directors  is   responsible   for  developing  and
establishing guidelines and procedures for determining the liquidity of Rule 144A securities. As permitted by Rule 144A, the Board of Directors has delegated this responsibility to MFR. In making the determination regarding the liquidity of Rule 144A securities, MFR will consider trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, MFR may consider: (1) the frequency of trades and quotes; (2) the number of dealers and potential purchasers; (3) dealer undertakings to make a market; and (4) the nature of the security and of the market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in Rule 144A securities could have the effect of increasing the amount of a Series' assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

     AMERICAN DEPOSITARY RECEIPTS (ADRS) -- Each of the Series may invest in ADRs. ADRs are dollar-denominated receipts issued generally by U.S. banks and which represent the deposit with the bank of a foreign company's securities. ADRs are publicly traded on exchanges or over-the-counter in the United States. Investors should consider carefully the substantial risks involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. See "Foreign Investment Risks," below.

     SOVEREIGN DEBT - Each of the Series may invest in sovereign debt securities of emerging market governments, including Brady Bonds. Sovereign debt securities are those issued by emerging market governments that are traded in

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the markets of developed countries or groups of developed countries. Investments in such securities involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the Series' net asset value, to a greater extent than the volatility inherent in domestic fixed income securities.

     A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due, may result in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to timely service its debt.

     The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the Series' investments. Emerging markets are faced with social and political issues and some of them have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. Although MFR intends to manage the Series in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Series to suffer a loss of interest or principal on any of its holdings.

     In recent years, some of the emerging market countries in which the Series expect to invest have encountered difficulties in servicing their sovereign debt obligations. Some of these countries have withheld payments of interest and/or principal of sovereign debt. These difficulties have also led to agreements to restructure external debt obligations -- in particular, commercial bank loans, typically by rescheduling principal payments, reducing interest rates and extending new credits to finance interest payments on existing debt. In the future, holders of emerging market sovereign debt securities may be requested to participate in similar rescheduling of such debt. Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times certain emerging market countries have declared a moratorium on the payment of principal and interest on external debt; such a moratorium is currently in effect in
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                                       16
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PROSPECTUS
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certain emerging market countries.  There is no bankruptcy proceeding by which a creditor may collect in whole or in part sovereign debt on which an emerging market government has defaulted.

     The ability of emerging market governments to make timely payments on their sovereign debt securities is likely to be influenced strongly by a country's balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country's trading partners could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than hard currencies, its ability to make hard currency payments could be affected.

     Investors should also be aware that certain sovereign debt instruments in which a Series may invest involve great risk. As noted above, sovereign debt obligations issued by emerging market governments generally are deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such securities, with respect to which the issuer currently may not be paying interest or may be in payment default, may be comparable to securities rated D by S&P or C by Moody's. The Series may have difficulty disposing of and valuing certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Series anticipates that such securities could be sold only to a limited number of dealers or institutional investors. Certain sovereign debt securities may be illiquid.

     BRADY BONDS - Each of the Series may invest in "Brady Bonds," which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructuring under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds recently have been issued by the governments of Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, Peru, The Philippines, Poland, Uruguay and Venezuela and are expected to be issued by other emerging market countries. Approximately $150 billion in principal amount of Brady Bonds has been issued to date. Series investors should recognize that Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the secondary market for Latin American debt. The Salomon Brothers Brady Bond Index provides a benchmark that can be used to compare returns of emerging market Brady Bonds with returns in other bond markets, e.g., the U.S. bond market.

     The Series may invest in either  collateralized or  uncollateralized  Brady
Bonds in various currencies. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest
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PROSPECTUS
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payments or, in the case of floating rate bonds,  initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

     LOAN PARTICIPATIONS AND ASSIGNMENTS -- The Emerging Markets Total Return and Global High Yield Series may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign entity and one or more financial institutions ("Lenders"). The majority of the Series' investments in Loans in emerging markets is expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in the Series having a contractual relationship only with the Lender, not with the borrower. The Series will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Series generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan ("Loan Agreement"), nor any rights of set-off against the borrower, and the Series may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Series will assume the credit risk of both the borrower and the Lender that is selling the Participation.

     In the event of the insolvency of the Lender selling a Participation, the Series may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Series will acquire Participations only if the Lender interpositioned between the Series and the borrower is determined by MFR to be creditworthy. When the Series purchases Assignments from Lenders, the Series will acquire direct rights against the borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Series as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

     The Series may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited and the Series anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Series' ability to dispose of particular Assignments or Participations when necessary to meet the Series' liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Series to assign a value to those securities for purposes of valuing the Series' portfolio and calculating its net asset value.

     ZERO COUPON SECURITIES -- Each of the Series may invest in certain zero coupon securities that are "stripped" U.S. Treasury notes and bonds. The Series also may invest in zero coupon and other deep discount securities issued by foreign governments and domestic and foreign corporations, including certain Brady Bonds and other foreign debt and payment-in-kind securities. Zero coupon securities pay no interest to holders prior to maturity, and payment-in-kind securities pay interest in the form of additional securities. However, a portion of the original issue discount on zero coupon securities and the "interest" on payment-in-kind securities will be included in the investing Series' income. Accordingly, for the Series to qualify for tax treatment as a regulated investment company and to avoid certain taxes (see "Dividends and Taxes" in the Statement of
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Additional Information), the Series may be required to distribute an amount that
is  greater  than  the  total  amount  of  cash  it  actually  receives.   These
distributions must be made from the Series' cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Series will not be able to purchase additional income-producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result. Zero coupon and payment-in-kind securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.

     REPURCHASE AGREEMENTS, REVERSE REPURCHASE AGREEMENTS AND ROLL TRANSACTIONS -- Each of the Series may enter into repurchase agreements. Repurchase agreements are transactions in which the purchaser buys a debt security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed upon price, date and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements are considered to be loans which must be fully collateralized including interest earned thereon during the entire term of the agreement. If the institution defaults on the repurchase agreement, the Series will retain possession of the underlying securities. If bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Series may be delayed or limited and the Series may incur additional costs. In such case, the Series will be subject to risks associated with changes in market value of the collateral securities. The Series intends to enter into repurchase agreements only with banks and broker/dealers believed to present minimal credit risks.

     Each Series also may enter into reverse repurchase agreements with the same parties with whom they may enter into repurchase agreements. Under a reverse repurchase agreement, a Series would sell securities and agree to repurchase them at a particular price at a future date. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by a Series may decline below the price of the securities the Series has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Series' obligation to repurchase the securities, and the Series' use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

     Each Series also may enter into "dollar rolls," in which the Series sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Series would forego principal and interest paid on such securities. The Series would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time a Series enters into reverse repurchase agreements or dollar rolls, it will establish and maintain a segregated account with its custodian containing cash or liquid high grade debt securities having a value not less than the repurchase price, including accrued interest. Reverse repurchase agreements and dollar rolls will be treated as borrowings and will be deducted from the Series' assets for purposes of calculating compliance with the Series' borrowing
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limitation. See the discussion under "Borrowing" below.

INVESTMENT METHODS

     CASH RESERVES -- Each of the Series may establish and maintain reserves as MFR believes is advisable to facilitate the Series' cash flow needs (e.g., redemptions, expenses and, purchases of portfolio securities) or for temporary, defensive purposes. Such reserves may be invested in domestic and foreign money market instruments rated within the top two credit categories by a national rating organization, or if unrated, the MFR equivalent. Each Series may invest in shares of other investment companies. A Series' investment in shares of other investment companies may not exceed immediately after purchase 10 percent of the Series' total assets and no more than 5 percent of its total assets may be invested in the shares of any one investment company. Investment in the shares of other investment companies has the effect of requiring shareholders to pay the operating expenses of two mutual funds.

     BORROWING -- Each of the Series may borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the Series' investment objective and policies.

     From time to time, it may be advantageous for a Series to borrow money rather than sell existing portfolio positions to meet redemption requests. Accordingly, each Series may borrow from banks or through reverse repurchase agreements and "roll" transactions. Global High Yield Series may borrow up to 5 percent of its total assets and the Global Asset Allocation and Emerging Markets Total Return Series each may borrow up to 33 1/3 percent of total assets. To the extent that a Series purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of a Series' portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. A Series also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

     OPTIONS, FUTURES AND FORWARD CURRENCY TRANSACTIONS -- To manage exposure to changes in securities prices, interest rates and currency exchange rates and as an efficient means of adjusting overall exposure to certain markets, each Series may employ certain risk management practices involving the use of forward currency contracts and options contracts, futures contracts and options on futures contracts. Each Series also may enter into interest rate, currency and index swaps and purchase or sell related caps, floors and collars. The Series' investment in derivative securities will be utilized for hedging purposes and not for speculation. See "Swaps, Caps, Floors and Collars" below. See also "Derivative Instruments: Options, Futures and Forward Currency Strategies" in the Statement of Additional Information. There can be no assurance that a Series' risk management practices will succeed. Only a limited market, if any, currently exists for forward currency contracts and options and futures instruments relating to currencies of most emerging markets, to securities denominated  in  such  currencies  or to  securities  of  issuers  domiciled  or principally engaged in business in such emerging markets. To the extent that such a market does not exist, the Series may not be able to effectively hedge its investment in such emerging markets.
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     To attempt to hedge  against  adverse  movements in exchange  rates between currencies, the Series may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The Series may enter into forward currency contracts either with respect to specific transactions or with respect to portfolio positions. For example, when a Series anticipates making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which a currency exchange transaction related to the purchase or sale will be made. Further, when it is anticipated that a particular currency may decline compared to the U.S. dollar or another currency, the Series may enter into a forward contract to sell the currency expected to decline in an amount up to the value of the portfolio securities held by the Series denominated in a foreign currency.


     In addition, each Series may purchase put and call options and write such options on a "covered" basis on securities that are traded on recognized securities exchanges and over-the-counter ("OTC") markets. The Series will cause its custodian to segregate cash or liquid securities having a value sufficient to meet the Series' obligations under the option. Each Series also may enter into interest rate futures contracts and stock index futures contracts and may purchase and write options to buy and sell such futures contracts, to the extent permitted under regulations of the Commodities Futures Trading Commission ("CFTC").


     An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, interest rate securities called for in a contract at a specified future time at a specified price. A stock index assigns relative values to common stocks included in the index and the index fluctuates with changes in the market values of the common stocks included. A stock index futures contract is a bilateral contract pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

     The Series will not employ these practices for speculation; however, these practices may result in the loss of principal under certain conditions. In addition, certain provisions of the Internal Revenue Code of 1986, as amended ("Code"), limit the extent to which a Series may enter into forward contracts or futures contracts or engage in options transactions. See "Dividends and Taxes" in the Statement of Additional Information. The Series also may purchase put or call options or futures contracts on currencies for the same purposes as they may use forward currency contracts.

     A Series' use of forward currency contracts or options and futures transactions thereon, involve certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: an inability to predict movements in exchange rates; imperfect correlation between movements in exchange rates and movements in the currency hedged; and the fact that the skills needed to effectively hedge against the Series' currency risks are different from those needed to select the securities in which a Series invests. The Series also may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.
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     SWAPS,  CAPS,  FLOORS AND  COLLARS -- Each  Series may enter into  interest rate, index and currency swaps, and the purchase or sale of related caps, floors and collars. The Series expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations as a technique for managing the portfolio's duration (i.e., the price sensitivity to changes in interest rates) or to protect against any increase in the price of securities the Series anticipates purchasing at a later date. The Series intend to use these transactions as hedges and not as speculative investments, and a Series will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Series may be obligated to pay.

     Interest rate swaps involve the exchange by the Series with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference indices.

     The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     HYBRID INSTRUMENTS -- The Global Asset Allocation and Emerging Markets Total Return Series may invest in hybrid instruments which combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument ("Hybrid Instruments"). Often these Hybrid Instruments are indexed to the price of a commodity or particular currency or a domestic or foreign debt or equity securities index. Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. The risks of investing in Hybrid Instruments reflect a combination of the risks from investing in securities, futures and currencies, including volatility and lack of liquidity. Reference is made to the discussion of futures and forward contracts in the Statement of Additional Information for a discussion of these risks. Further, the prices of the Hybrid Instrument and the related commodity or currency may not move in the same direction or at the same time. Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market or in a private transaction between the Series and the seller of the Hybrid Instrument, the creditworthiness of the contract party to the transaction would be a risk factor which the Series would have to consider. Hybrid Instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

     LENDING OF PORTFOLIO SECURITIES -- The Global Asset Allocation Series may lend securities to broker-dealers, institutional investors, or other persons to earn income. The principal risk is the
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potential insolvency of the broker-dealer or other borrower.  In this event, the
Series could experience delays in recovering its securities and possibly capital losses. Any loan will be continuously secured by collateral at least equal to the value of the security loaned. Such lending could result in delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

RISK FACTORS

     GENERAL RISK FACTORS -- Each Series' net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions and its net currency exposure. The value of fixed income securities held by the Series generally fluctuates inversely with interest rate movements. In other words, bond prices generally fall as interest rates rise and generally rise as interest rates fall. Longer term bonds held by the Series are subject to greater interest rate risk. There is no assurance that any Series will achieve its investment objective.

     FUTURES AND OPTIONS RISK -- Futures contracts and options can be highly volatile and could result in reduction of a Series' total return, and a Series' attempt to use such investments for hedging purposes may not be successful. Successful futures strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. Losses from options and futures could be significant if a Series is unable to close out its position due to distortions in the market or lack of liquidity. A Series' risk of loss from the use of futures extends beyond its initial investment and could potentially be unlimited.

     The use of futures, options and forward contracts involves investment risks and transaction costs to which a Series would not be subject absent the use of these strategies. If MFR, Lexington or SMC seeks to protect a Series against potential adverse movements in the securities, foreign currency or interest rate markets using these instruments, and such markets do not move in a direction adverse to such Series, such Series could be left in a less favorable position than if such strategies had not been used. Risks inherent in the use of futures, options and forward contracts include: (a) the risk that interest rates, securities prices and currency markets will not move in the directions anticipated; (b) imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; (c) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (d) the possible absence of a liquid secondary market for any particular instrument at any time; and (e) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Series' ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to such Series.

     The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of securities which are the subject of a hedge. Such correlation, particularly with respect to options on stock indices and stock index futures, is imperfect, and such risk increases as the composition of the Series diverges from the composition of the relevant index. The successful use of these strategies also depends on the ability of MFR and the relevant sub-adviser to correctly forecast interest rate movements and general stock market price movements.

     FOREIGN INVESTMENT RISK -- Investment in foreign securities involves risks and considerations not present in domestic investments. Foreign companies generally are not subject to uniform
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accounting,   auditing  and  financial   reporting   standards,   practices  and
requirements comparable to those applicable to U.S. companies. The securities of non-U.S. issuers generally are not registered with the SEC, nor are the issuers thereof usually subject to the SEC's reporting requirements. Accordingly, there may be less publicly available information about foreign securities and issuers than is available with respect to U.S. securities and issuers. A Series' income and gains from foreign issuers may be subject to non-U.S. withholding or other taxes, thereby reducing their income and gains. In addition, with respect to some foreign countries, there is the increased possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Series, political or social instability, or diplomatic developments which could affect the investments of the Series in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, rate of savings and capital reinvestment, resource self-sufficiency and balance of payments positions.

     CURRENCY RISK -- Since each Series may invest substantially in securities denominated in currencies other than the U.S. dollar, and since they may hold foreign currencies, the value of such securities will be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in currency exchange rates will influence the value of the Series' shares, and also may affect the value of dividends and interest earned by the Series and gains and losses realized by the Series. In addition, the Series will incur costs in connection with the conversion or transfer of foreign currencies. Currencies generally are evaluated on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, the international balance of payments, governmental intervention, speculation and other economic and political conditions.

     If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in U.S. dollars.

     RISKS ASSOCIATED WITH INVESTMENT IN EMERGING MARKETS -- Each of the Series may invest in emerging markets. Because of the special risks associated with investing in emerging markets, an investment in a Series making such investments should be considered speculative. Investors are strongly advised to consider carefully the special risks involved in emerging markets, which are in addition to the usual risks of investing in developed foreign markets around the world. Investing in emerging markets involves risks relating to potential political and economic instability within such markets and the risks of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging market, a Series could lose its entire investment in that market. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Economies in emerging markets generally are dependent
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heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be affected adversely by economic conditions in the countries with which they trade.

     The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging securities markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. Investments may also be made in former communist countries. There is a possibility that these countries may revert to communism. In addition, brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Series to make intended securities purchases due to settlement problems could cause it to forego attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Series due to subsequent declines in value of the portfolio security or, if a Series has entered into a contract to sell the security, could result in possible liability to the purchaser.

     The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Series' portfolio securities in such markets may not be readily available. Section 22(e) of the 1940 Act permits a registered investment company to suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, when the Fund believes that appropriate circumstances warrant, it will promptly apply to the SEC for a determination that an emergency exists within the meaning of
Section 22(e) of the 1940 Act. During the period commencing from the Fund's identification of such conditions until the date of SEC action, the portfolio securities of a Series in the affected markets will be valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

     RISKS ASSOCIATED WITH LOWER-RATED DEBT SECURITIES (JUNK BONDS) -- Each of the Series may invest in higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"). Debt rated BB, B, CCC, CC and C by S&P and rated Ba, B, Caa, Ca and C by Moody's, is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest degree of speculation. For Moody's, Ba indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Similarly, debt rated Ba or BB and below is regarded by the relevant rating agency as speculative. Debt rated C by Moody's or S&P is the lowest quality debt that is not in default as to principal or interest and
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such issues so rated can be regarded as having  extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than higher quality securities with regard to a deterioration of general economic conditions. Each Series may invest in debt securities rated below C, which are in default as to principal and/or interest. Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit quality in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates.

     The market value of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

     Lower quality debt securities of corporate issuers frequently have call or buy-back features which would permit an issuer to call or repurchase the security from the Series. If an issuer exercises these provisions in a declining interest rate market, the Series may have to replace the security with a lower yielding security, resulting in a decreased return for investors. In addition, the Series may have difficulty disposing of lower quality securities because there may be a thin trading market for such securities. There may be no established retail secondary market for many of these securities, and the Series anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the securities in the portfolios of the Series.

     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower quality securities, especially in a thinly traded market. The Series also may acquire lower quality debt securities during an initial underwriting or may acquire lower quality debt securities which are sold without registration under applicable securities laws. Such securities involve special considerations and risks. Factors having an adverse effect on the market value of lower rated securities or their
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equivalents purchased by the Series will adversely impact net asset value of the
Series. See "Risk Factors" in the Statement of Additional Information. In addition to the foregoing, such factors may include: (i) potential adverse
publicity;   (ii)  heightened  sensitivity  to  general  economic  or  political conditions; and (iii) the likely adverse impact of a major economic recession. The Series also may incur additional expenses to the extent they are required to seek recovery upon a default in the payment of principal or interest on portfolio holdings, and the Series may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies from defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government's willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements.

     MFR and Lexington will attempt to minimize the speculative risks associated with investments in lower quality securities through credit analyses and by carefully monitoring current trends in interest rates, political developments and other factors. Nonetheless, investors should carefully review the investment objectives and policies of the Series and consider their ability to assume the investment risks involved before making an investment in the Series.

MANAGEMENT OF THE SERIES

     The management of the Series' business and affairs is the responsibility of the Fund's Board of Directors. MFR Advisors, Inc. ("MFR"), One Liberty Plaza, New York, New York 10006 is responsible for selection and management of the Series' portfolio investments. MFR currently acts as subadviser to the Lexington Ramirez Global Income Fund and SBL Fund-Global Aggressive Bond Series and also serves as an institutional manager for private clients. Maria Fiorini Ramirez, Inc. ("Ramirez") owns 100 percent of the outstanding common stock of MFR. Ramirez which was established in August of 1992 to provide global economic consulting, and through its subsidiary companies, investment advisory and broker-dealer services is the successor firm to Maria Ramirez Capital Consultants, Inc. ("MRCC"). MRCC was formed in April 1990 as a subsidiary of John Hancock Freedom Securities Corporation and offered in-depth economic consulting services to clients. Maria Fiorini Ramirez owns 100 percent of the common stock of Ramirez and Freedom Securities Corporation owns preferred securities which would, under certain circumstances be convertible to 20 percent of Ramirez's common stock.

     MFR has engaged Security Management Company, LLC ("SMC"), 700 SW Harrison Street, Topeka, Kansas 66636, to provide certain investment advisory services to the Global Asset Allocation Series with respect to the Series' investments in domestic equity securities. SMC is a wholly-owned subsidiary of Security Benefit Life Insurance Company. MFR has also engaged Lexington Management Corporation ("Lexington"), Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663, to provide certain investment advisory services to the Global High Yield Series, Global Asset Allocation Series and Emerging Market Total Return Series. Lexington is a wholly-owned subsidiary of Lexington Global Asset Managers, Inc., a Delaware corporation with offices at Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other
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related  entities have a majority  voting control of the  outstanding  shares of
Lexington Global Asset Managers, Inc. Lexington was established in 1938 and currently manages over $3.8 billion in assets.

     Subject to the supervision and direction of the Fund's Board of Directors, MFR and Lexington, and with respect to the Global Asset Allocation Series, SMC, manage the Series' portfolios in accordance with each Series' stated investment objective and policies and make all investment decisions. MFR has agreed that total annual expenses of the respective Series (including for any fiscal year, the management fee, but excluding interest, taxes, brokerage commissions, extraordinary expenses and Class B distribution fees) shall not exceed the level of expenses which the Series are permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Series are then qualified for sale. MFR will contribute such funds to the Series or waive such portion of its compensation as may be necessary to insure that such total annual expenses do not exceed any such limitation. As compensation for its investment management services, MFR receives on an annual basis, .75 percent of the average daily net assets of the Global High Yield Series, and 1 percent of the average daily net assets of each of the Global Asset Allocation Series and Emerging Markets Total Return Series, computed on a daily basis and payable monthly. As compensation for the services provided to the Global Asset Allocation Series, MFR pays each of Lexington and SMC, as Sub-Advisers, on an annual basis, a fee equal to .20 percent and .15 percent, respectively, of the average daily net assets of the Series. With respect to the Global High Yield and Emerging Markets Total Return Series, MFR pays Lexington, as Sub-Adviser, on an annual basis, a fee equal to .20 percent of the average daily net assets of each such Series. Fees paid to the sub-Advisers are calculated daily and payable monthly.


     SMC also acts as the administrative agent for the Series, and as such performs administrative functions, and the bookkeeping, accounting and pricing functions for the Funds. For this service, SMC receives on an annual basis, an administrative fee of .045 percent of the average daily net assets of each Series calculated daily and payable monthly. In addition, SMC receives, with respect to Global High Yield Series, an accounting fee equal to the greater of
 .10 percent of its average daily net assets or $60,000 and with respect to the Emerging Markets Total Return and Asset Allocation Series, an accounting fee equal to the greater of .10 percent of the average daily net assets of each Series, calculated daily and payable monthly, or (i) $30,000 in the year ended May 1, 1998; (ii) $45,000 in the year ended May 1, 1999; or (iii) $60,000 thereafter. SMC also acts as the transfer agent and dividend disbursing agent for the Series. The Series' expenses include fees paid to MFR and SMC as well as expenses of brokerage commissions, interest, taxes, distribution fees and extraordinary expenses approved by the Board of Directors of the Fund.

     For the year ended December 31, 1996, the total expenses, as a percentage of average net assets, were 1.98 percent for Class A shares and 2.75 percent for Class B shares of Global High Yield Series. Expense information is not yet available for the other Series as they did not begin operations until May 1997.


PORTFOLIO MANAGEMENT

     The Global Asset Allocation  Series is managed by an investment  management
team  of  MFR.  Bruce  Jensen,   Chief   Investment   Officer,   has  day-to-day
responsibility for managing the Series and directs the allocation of investments among common stocks and fixed income securities. The common stock portion of the Series' portfolio receives sub-investment advisory services from Lexington for international equities and SMC for domestic equities. The Global High Yield Series is
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managed by an investment  management team of Lexington and MFR. Denis P. Jamison and Maria Fiorini Ramirez have day-to-day responsibility for managing the Series and have managed the Series since its inception in 1995. The Emerging Markets Total Return Series is managed by an investment management team of MFR. Bruce Jensen, Chief Investment Officer, has day-to-day responsibility for managing the Series and directs the allocation of investments among common stocks and fixed
income   securities.   The  common   stock   portion  of  the  Series   receives
sub-investment advisory services from Lexington.

     Denis Jamison, C.F.A., Senior Vice President, Director Fixed Income Strategy of Lexington, is responsible for fixed-income portfolio management. He is a member of the New York Society of Security Analysts. Mr. Jamison has more than 20 years investment experience. Prior to joining Lexington in 1981, Mr. Jamison spent nine years at Arnold Bernhard & Company, an investment counseling and financial services organization. At Bernhard, he was a Vice President supervising the security analyst staff and managing investment portfolios. He is a specialist in government, corporate and municipal bonds. Mr. Jamison is a graduate of the City College of New York with a B.A. in Economics.


     Bruce Jensen, Chief Investment Officer of MFR, holds a bachelor's degree in Accounting from Boston University and an M.B.A. in Finance from Fairleigh Dickinson University. Prior to joining the Investment Manager in 1992, he spent six years with the Pilgrim Group in Los Angeles and was Senior Vice President in charge of Fixed Income. Prior to Pilgrim, Mr. Jensen was a fixed income Portfolio Manger with Lexington. Mr. Jensen has managed the Emerging Markets Total Return and Global Asset Allocation Series since their inception, May 1997.


     Maria Fiorini Ramirez, President and Chief Executive Officer of MFR, began her career as a credit analyst with American Express International Banking Corporation in 1968. In 1972, she moved to Banco Nazionale De Lavoro in New York. The following year, she started a ten year association with Merrill Lynch, serving as Vice President and Senior Money Market Economist. She joined Becker Paribas in 1984 as Vice President and Senior Money Market Economist before joining Drexel Burnham Lambert that same year as First Vice President and Money Market Economist. She was promoted to Managing Director of Drexel in 1986. From April 1990 to August 1992, Ms. Ramirez was the President and Chief Executive Officer of Maria Ramirez Capital Consultants, Inc., a subsidiary of John Hancock Freedom Securities Corporation. Ms. Ramirez established MFR in August 1992. She is known in international financial, banking and economic circles for her assessment of the interaction between global economic policy and political trends and their effect on investments. Ms. Ramirez holds a B.A. in Business Administration/ Economics from Pace University.

HOW TO PURCHASE SHARES

     As discussed below, shares of the Series may be purchased with either a front-end or contingent deferred sales charge. Each Series reserves the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders.

     As a convenience to investors and to save operating expenses, the Series do not issue certificates for Series shares except upon written request by the stockholder.

     Security Distributors, Inc. (the "Distributor"), is principal underwriter for the Series. Shares of the Series may be purchased through authorized investment dealers. In addition, banks and other financial institutions that have an agreement with the Distributor may make shares of the Series available to their customers. The minimum initial purchase must be $100 and subsequent purchases

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must be $100 unless made through an  Accumulation  Plan which allows  subsequent purchases of $20.

     Orders for the purchase of shares of the Series will be confirmed at an offering price equal to the net asset value per share next determined after receipt of the order in proper form by the Distributor (generally as of the close of the Exchange on that day) plus the sales charge in the case of Class A shares. Orders received by dealers or other firms prior to the close of the Exchange and received by the Distributor prior to the close of its business day will be confirmed at the offering price effective as of the close of the Exchange on that day.

     Orders for shares received by broker/dealers prior to that day's close of trading on the New York Stock Exchange and transmitted to the Distributor prior to its close of business that day will receive the offering price equal to the net asset value per share computed at the close of trading on the Exchange on the same day plus, in the case of Class A shares, the sales charge. Orders received by broker/dealers after that day's close of trading on the Exchange and transmitted to the Distributor prior to the close of business on the next business day will receive the next business day's offering price.

ALTERNATIVE PURCHASE OPTIONS The Series offer two classes of shares:
     CLASS A SHARES - FRONT-END LOAD OPTION. Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed (except that shares sold in an amount of $1,000,000 or more without a front-end sales charge will be subject to a contingent deferred sales charge for one year). See Appendix B on page 45 for a discussion of possible reductions in the front-end sales charge.

     CLASS B SHARES - BACK-END LOAD OPTION. Class B shares are sold without a sales charge at the time of purchase, but are subject to a deferred sales charge if they are redeemed within five years of the date of purchase. Class B shares will automatically convert tax-free to Class A shares at the end of eight years after purchase.

     The decision as to which class is more beneficial to an investor depends on the amount and intended length of the investment. Investors who would rather pay the entire cost of distribution at the time of investment, rather than spreading such cost over time, might consider Class A shares. Other investors might consider Class B shares, in which case 100 percent of the purchase price is invested immediately, depending on the amount of the purchase and the intended length of investment. The Series will not normally accept any purchase of Class B shares in the amount of $250,000 or more.

     Dealers or others receive different levels of compensation depending on which class of shares they sell.

CLASS A SHARES

     Class A shares of the Series are offered at net asset value plus an initial sales charge as follows:

                                     SALES CHARGE
                       ----------------------------------------
   AMOUNT OF            APPLICABLE     PERCENTAGE OF  PERCENTAGE
  PURCHASE AT         PERCENTAGE OF     NET AMOUNT    REALLOWABLE
OFFERING PRICE        OFFERING PRICE    INVESTED      TO DEALERS

--------------------------------------------------------------------------------
Less than $50,000         4.75%         4.99%         4.00%
$50,000 but less
   than $100,000          3.75%         3.90%         3.00%
$100,000 but less
   than $250,000          2.75%         2.83%         2.20%
$250,000 but less
   than $1,000,000        1.75%         1.78%         1.40%
$1,000,000 and over       None          None       (See below)

--------------------------------------------------------------------------------

     Purchases of Class A shares in amounts of $1,000,000 or more are made at net asset value (without a sales charge), but are subject to a contingent deferred sales charge of one percent in the event of redemption within one year following purchase. For a discussion of the contingent
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deferred sales charge, see "Calculation and Waiver of Contingent  Deferred Sales
Charges" on page 33.

     The Distributor will pay a commission to dealers on such purchases of $1,000,000 or more as follows: 1.00 percent on sales up to $5,000,000, plus .50 percent on sales of $5,000,000 or more up to $10,000,000 and .10 percent on any amount of $10,000,000 or more.

CLASS A DISTRIBUTION PLAN
     In addition to the sales charge deducted from Class A shares at the time of purchase, each Series is authorized, under a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Class A Distribution Plan"), to use its assets to finance certain activities relating to the distribution of its shares to investors. This Plan permits payments to be made by the Series to the Distributor, to finance various activities relating to the distribution of Class A shares to investors, including, but not limited to, the payment of compensation (including incentive compensation to securities dealers and other financial institutions and organizations) to obtain various distribution-related and/or administrative services for the Series.

     Under the Class A Distribution Plan, a monthly payment is made to the Distributor in an amount computed at an annual rate of .25 percent of the average daily net asset value of each Series' Class A shares. The distribution fee is charged to each Series in proportion to the relative net assets of their Class A shares. The distribution fees collected may be used by the Series to finance joint distribution activities, for example joint advertisements, and the costs of such joint activities will be allocated among the Series on a fair and equitable basis, including on the basis of the relative net assets of their Class A shares.

     The Class A Distribution Plan authorizes payment by the Class A shares of the Series of the cost of preparing, printing and distributing prospectuses and Statements of Additional Information to prospective investors and of implementing and operating the Plan.

     In addition, compensation to securities dealers and others is paid from distribution fees at an annual rate of .25 percent of the average daily net asset value of Class A shares sold by such dealers and remaining outstanding on the Series' books to obtain certain administrative services for the Series' Class A stockholders. The services include, among other things, processing new stockholder account applications and serving as the primary source of information to customers in answering questions concerning the Series and their transactions with the Series. The Distributor is also authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of the Series. Other promotional activities which may be financed pursuant to the Plan include (i) informational meetings concerning the Series for registered representatives interested in selling shares of the Series and (ii) bonuses or incentives offered to all or specified dealers on the basis of sales of a specified minimum dollar amount of Class A shares of the Series by the registered representatives employed by such dealer(s). The expenses associated with the foregoing activities will include travel expenses, including lodging. Additional information may be obtained by referring to the Series' Statement of Additional Information.

     The Series' Class A Distribution Plan may be terminated at any time by vote of the directors of the Fund, who are not interested persons of the Fund as defined in the 1940 Act or by vote of a majority of the outstanding Class A shares of the Series. In the event the Class A Distribution Plan is terminated by the Series' Class A stockholders or the Board of Directors, the payments made to the Distributor pursuant to the Plan up to that time would be retained by the Distributor. Any expenses incurred by the Distributor in excess of
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those payments would be absorbed by the Distributor.

CLASS B SHARES
     Class B shares of the Series are offered at net asset value, without an initial sales charge. With certain exceptions, the Series may impose a deferred sales charge on Class B shares redeemed within five years of the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable. The deferred sales charge is retained by the Distributor.

     Whether a contingent deferred sales charge is imposed and the amount of the charge will depend on the number of years since the stockholder made a purchase payment from which an amount is being redeemed, according to the following schedule:

    YEAR SINCE          CONTINGENT DEFERRED
 PURCHASE WAS MADE          SALES CHARGE

  First                           5%
  Second                          4%
  Third                           3%
  Fourth                          3%
  Fifth                           2%
  Sixth and following             0%

     Class B shares (except shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares) will automatically convert on the eighth anniversary of the date such shares were purchased to Class A shares which are subject to a lower distribution fee. This automatic conversion of Class B shares will take place without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificates to SMC.) All shares purchased through reinvestment of dividends and other distributions paid with respect to Class B shares ("reinvestment shares") will be considered to be held in a separate subaccount. Each time any Class B shares (other than those held in the subaccount) convert to Class A shares, a pro rata portion of the reinvestment shares held in the subaccount will also convert to Class A shares. Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. Because the net asset value per share of the Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a stockholder may receive more or less Class A shares than the number of Class B shares converted. Under current law, it is the Fund's opinion that such a conversion will not constitute a taxable event under federal income tax law. In the event that this ceases to be the case, the Board of Directors will consider what action, if any, is appropriate and in the best interests of the Class B stockholders.

CLASS B DISTRIBUTION PLAN

     Each of the Series bears some of the costs of selling its Class B shares under a Distribution Plan adopted with respect to its Class B shares ("Class B Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act"). Each Series' Plan provides for payments at an annual rate of
1.00 percent of the average daily net asset value of its Class B shares. Amounts paid by the Series are currently used to pay dealers and other firms that make Class B shares available to their customers (1) a commission at the time of purchase normally equal to 4.00 percent of the value of each share sold and (2) a service fee payable for each year after the first, quarterly, in an amount equal to .25 percent annually of the average daily net asset value of Class B shares sold by such dealers and other firms and remaining outstanding on the books of the Series.
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     NASD Rules limit the aggregate  amount that each Series may pay annually in distribution costs for the sale of its Class B shares to 6.25 percent of gross sales of Class B shares since the inception of the Distribution Plan, plus interest at the prime rate plus one percent on such amount (less any contingent deferred sales charges paid by Class B stockholders to the Distributor). The Distributor intends, but is not obligated, to continue to apply or accrue distribution charges incurred in connection with the Class B Distribution Plan which exceed current annual payments permitted to be received by the Distributor from the Series. The Distributor intends to seek full payment of such charges from the Series (together with annual interest thereon at the prime rate plus one percent) at such time in the future as, and to the extent that, payment thereof by the Series would be within permitted limits.

     Each Series' Class B Distribution Plan may be terminated at any time by vote of its directors who are not interested persons of the Fund as defined in the 1940 Act or by vote of a majority of the outstanding Class B shares. In the event the Class B Distribution Plan is terminated by the Class B stockholders or the Fund's Board of Directors, the payments made to the Distributor pursuant to the Plan up to that time would be retained by the Distributor. Any expenses incurred by the Distributor in excess of those payments would be absorbed by the Distributor. The Series make no payments in connection with the sale of their Class B shares other than the distribution fee paid to the Distributor.

CALCULATION AND WAIVER OF CONTINGENT DEFERRED SALES CHARGES

     Any contingent deferred sales charge imposed upon redemption of Class A shares (purchased in an amount of $1,000,000 or more) and Class B shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or
(2) the net cost of such shares. No contingent deferred sales charge is imposed upon redemption of amounts derived from (1) increases in the value above the net cost of such shares due to increases in the net asset value per share of the Fund; (2) shares acquired through reinvestment of income dividends and capital gain distributions; or (3) Class A shares (purchased in an amount of $1,000,000 or more) held for more than one year or Class B shares held for more than five years. Upon request for redemption, shares not subject to the contingent deferred sales charge will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

     The contingent deferred sales charge is waived: (1) following the death of a stockholder if redemption is made within one year after death; (2) upon the disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a stockholder prior to age 65 if redemption is made within one year after the disability, provided such disability occurred after the stockholder opened the account; (3) in connection with required minimum distributions in the case of an IRA, SAR-SEP or Keogh or any other retirement plan qualified under section 401(a), 401(k) or 403(b) of the Code; and (4) in the case of distributions from retirement plans qualified under section 401(a) or 401(k) of the Internal Revenue Code due to (i) returns of excess contributions to the plan, (ii) retirement of a participant in the plan, (iii) a loan from the plan (repayment of loans, however, will constitute new sales for purposes of assessing the contingent deferred sales charge), (iv) "financial hardship" of a participant in
the  plan,   as  that  term  is   defined   in   Treasury   Regulation   section
1.401(k)1(d)(2), as amended from time to time, (v) termination of employment of a participant in the plan, (vi) any other permissible withdrawal under the terms of the plan. The contingent deferred sales charge will also be waived in the case of redemptions of Class B shares of the Series pursuant to a
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systematic withdrawal program. See "Systematic  Withdrawal Program," page 40 for details.

ARRANGEMENTS WITH BROKER-DEALERS AND OTHERS

     The Distributor, from time to time, will provide promotional incentives or pay a bonus to certain dealers whose representatives have sold or are expected to sell significant amounts of the Series. Such promotional incentives will include payment for attendance (including travel and lodging expenses) by qualifying registered representatives (and members of their families) at sales seminars at luxury resorts within or outside the United States. Bonus compensation may include reallowance of the entire sales charge and may also include, with respect to Class A shares, an amount which exceeds the entire sales charge and, with respect to Class B shares, an amount which exceeds the maximum commission. The Distributor, or MFR may also provide financial assistance to certain dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns, and/or shareholder services and programs regarding one or more of the Series. Certain of the promotional incentives or bonuses may be financed by payments to the Distributor under a Rule 12b-1 Distribution Plan. The payment of promotional incentives and/or bonuses will not change the price an investor will pay for shares or the amount that the Series will receive from such sale. No compensation will be offered to the extent it is prohibited by the laws of any state or self-regulatory agency, such as the National Association of Securities Dealers, Inc. ("NASD"). A Dealer to whom substantially the entire sales charge on Class A shares is reallowed may be deemed to be an "underwriter" under federal securities laws.

     The Distributor also may pay banks and other financial services firms that facilitate transactions in shares of the Series for their clients a transaction fee up to the level of the payments made allowable to dealers for the sale of such shares as described above. Banks currently are prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Fund's Board of Directors would consider what action, if any, would be appropriate.

     In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

PURCHASES AT NET ASSET VALUE

     Class A shares of the Series may be purchased at net asset value by (1) directors, officers and employees of the Fund, MFR (and its affiliates) or the Distributor; directors, officers and employees of Security Benefit Life Insurance Company and its subsidiaries; agents licensed with Security Benefit Life Insurance Company; spouses or minor children of any such agents; as well as the following relatives of any such directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews; (2) any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above;
(3) retirement plans where third party administrators of such plans have entered into certain arrangements with the Distributor or its affiliates provided that no commission is paid to dealers; and (4) officers, directors, partners or registered representatives (and their spouses and minor children) of broker/dealers who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be transferred or resold
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except through redemption or repurchase by or on behalf of the Series.

     Class A shares of the Series also may be purchased at net asset value when the purchase is made on the recommendation of (i) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor; or (ii) a certified financial planner or registered broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" is imposed. The Distributor must be notified when a purchase is made that qualifies under this provision.

TRADING PRACTICES AND BROKERAGE


     The portfolio turnover rate for the Global High Yield Series for the fiscal year ended December 31, 1996, was 96 percent. Portfolio turnover information is not yet available for the other Series as they did not begin operations until May 1997. The portfolio turnover rate of each Series may exceed 100 percent, but is not expected to do so. Higher portfolio turnover subjects a Series to increased brokerage costs and may, in some cases, have adverse tax effects on a Series or its stockholders.


     Transactions in portfolio securities are effected in the manner deemed to be in the best interests of each Series. In selecting a broker or dealer to execute a specific transaction, all relevant factors will be considered. Portfolio transactions may be directed to brokers who furnish investment information or research services to MFR or Lexington or who sell shares of the Series. MFR may, consistent with the NASD Rules of Fair Practice, consider sales of shares of the Series in the selection of a broker.

     Securities held by the Series also may be held by other investment advisory clients of MFR, including other investment companies. Purchases or sales of the same security occurring on the same day may be aggregated and executed as a single transaction, subject to MFR's obligation to seek best execution. Aggregated purchases or sales are generally effected at an average price and on a pro rata basis (transaction costs will also be shared on a pro rata basis) in proportion to the amounts desired to be purchased or sold. See the Series'
Statement of Additional Information for a more detailed description of aggregated transactions.

HOW TO REDEEM SHARES

     A stockholder may redeem shares at the net asset value next determined after the time when such shares are tendered for redemption.

     Shares will be redeemed on request of the stockholder in proper order to the Series' Transfer Agent, Security Management Company, LLC ("SMC"). A request is made in proper order by submitting the following items to SMC: (1) a written request for redemption signed by all registered owners exactly as the account is registered, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed; (2) a guarantee of all signatures on the written request or on the share certificate or accompanying stock power; (3) any share certificates issued for any of the shares to be redeemed; and (4) any additional documents which may be required by SMC for redemption by corporations or other organizations, executors, administrators, trustees, custodians or the like. Transfers of shares are subject to the same requirements. The signature guarantee must be provided by an eligible guarantor institution, such as a bank, broker, credit union, national securities exchange or savings association. A signature guarantee is not

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required  for  redemptions  of $10,000 or less,  requested by and payable to all stockholders of record for an account, to be sent to the address of record. SMC reserves the right to reject any signature guarantee pursuant to its written procedures which may be revised in the future. To avoid delay in redemption or
transfer,   stockholders   having   questions  should  contact  SMC  by  calling
1-800-643-8188.

     The redemption price will be the net asset value of the shares next computed after the redemption request in proper order is received by SMC. Payment of the amount due on redemption, less any applicable deferred sales charge, will be made by check, or by wire at the sole discretion of SMC, within seven days after receipt of the redemption request in proper order. If a wire transfer is requested, SMC must be provided with the name and address of the stockholder's bank as well as the account number to which payment is to be wired. Checks will be mailed to the stockholder's registered address (or as otherwise directed). Remittance by wire (to a commercial bank account in the same name(s) as the shares are registered), by certified or cashier's check, or by express mail, if requested, will be at a charge of $15, which will be deducted from the redemption proceeds.

     In addition to the foregoing redemption procedures, the Series repurchase shares from broker/dealers at the price determined as of the close of business on the day such offer is confirmed. Dealers may charge a commission on the repurchase of shares.

     At various times, requests may be made to redeem shares for which good payment has not yet been received. Accordingly, payment of redemption proceeds may be delayed until such time as good payment has been collected for the purchase of the shares in question, which may take up to 15 days from the purchase date.

     Requests also may be made to redeem shares in an account for which the stockholder's tax identification number has not been provided. To the extent permitted by law, the redemption proceeds from such an account will be reduced by $50 to reimburse for the penalty imposed by the Internal Revenue Service for failure to report the tax identification number.

TELEPHONE REDEMPTIONS

     Stockholders may redeem uncertificated shares in amounts up to $10,000 by telephone request, provided that the stockholder has completed the Telephone Redemption section of the application or a Telephone Redemption form which may be obtained from SMC. The proceeds of a telephone redemption will be sent to the stockholder at his or her address as set forth in the application or in a subsequent written authorization with a signature guarantee. Once authorization has been received by SMC, a stockholder may redeem shares by calling the Series at 1-800-643-8188, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Telephone redemptions are not accepted for IRA and 403(b)(7) accounts. Redemption requests received by telephone after the close of the New York Stock Exchange (normally 3 p.m. Central time) will be treated as if received on the next business day. A stockholder who authorizes telephone
redemptions   authorizes  SMC  to  act  upon  the  instructions  of  any  person identifying themselves as the owner of an account or the owner's broker. SMC has established procedures to confirm that instructions communicated by telephone are genuine and will be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. SMC's procedures require
that  any  person  requesting  a  telephone   redemption   provide  the  account
registration and number and the owner's tax identification number, and such instructions must be received on a recorded line. Neither the Fund, SMC, nor the Distributor shall be liable for any loss, liability, cost or expense
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arising  out  of  any  redemption  request,   provided  SMC  complied  with  its
procedures. Thus, a stockholder who authorizes telephone redemptions may bear the risk of loss from a fraudulent or unauthorized request. The telephone redemption privilege may be changed or discontinued at any time by SMC or the Fund.

     During  periods  of  severe  market  or  economic   conditions,   telephone
redemptions  may  be  difficult  to  implement  and  stockholders   should  make
redemptions by mail as described in "How to Redeem Shares" on page 35.

DIVIDENDS AND TAXES

     It is the policy of the Global High Yield Series to pay dividends from net investment income quarterly and to distribute realized capital gains (if any) in excess of any capital losses and capital loss carryovers, at least once a year. The other Series expect to distribute, at least once a year, substantially all of the Series' net investment income and net realized capital gains. Because
Class A shares of the Series bear most of the costs of distribution of such shares through payment of a front-end sales charge, while Class B shares of the Series bear such costs through a higher distribution fee, expenses attributable to Class B shares, generally, will be higher and as a result, income distributions paid by the Series with respect to Class B shares generally will be lower than those paid with respect to Class A shares. Any such dividend payment or capital gains distribution will result in a decrease of the net asset value of the shares in an amount equal to the payment or distribution. All dividends and distributions are automatically reinvested on the payable date in shares of the Series at net asset value as of the record date (reduced by an amount equal to the amount of the dividend or distribution) unless SMC is previously notified in writing by the stockholder that such dividends or distributions are to be received in cash. A stockholder also may request that such dividends or distributions be directly deposited to the stockholder's bank account. Dividends or distributions paid with respect to Class A shares and received in cash may, within 30 days of the payment date, be reinvested without a sales charge.

     Each Series is to be treated separately in determining the amounts of income and capital gains distributions. For this purpose, each Series will reflect only the income and gains, net of losses, of that Series.

     Certain requirements relating to the qualification of a Series as a regulated investment company may limit the extent to which a Series will be able to engage in certain investment practices, including transactions in options, futures contracts, forwards, swaps and other types of derivative securities transactions. In addition, if a Series were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Series' ability to qualify as a regulated investment company might be affected.

     The Series will not pay dividends or distributions of less than $25 in cash but will automatically reinvest them.

     Each of the Series intends to qualify as a "regulated investment company" under the Internal Revenue Code. Such qualification generally removes the liability for federal income taxes from the Series, and makes federal income tax upon income and capital gains generated by a Series' investments, the sole responsibility of its stockholders provided the Series continues to so qualify and distributes all of its net investment income and net realized capital gain to its stockholders. Furthermore, the Series generally will not be subject to excise taxes imposed on certain regulated investment companies provided that each Series distributes 98 percent of its ordinary income and 98 percent of its net capital gain income each year.

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     Distributions of net investment income and realized net short-term  capital gain by the Series are taxable to stockholders as ordinary income whether received in cash or reinvested in additional shares. Distributions (designated by the Series as "capital gain dividends") of the excess, if any, of net long-term capital gains over net short-term capital losses are taxable to stockholders as long-term capital gain regardless of how long a stockholder has held the Series' shares and regardless of whether received in cash or reinvested in additional shares.

     At December 31, 1996, Global High Yield Series had accumulated net realized losses on sales of investments in the amount of $99,652.

     Certain dividends declared in October, November or December of a calendar year are taxable to stockholders as though received on December 31 of that year if paid to stockholders during January of the following calendar year.

     Advice  as  to  each  year's  taxable  dividends  and   distributions,   if
applicable, will be mailed on or before January 31 of the following year. Stockholders should consult their tax adviser to determine the effect of federal, state and local tax consequences to them from an investment in the Series.

     The Series are required by law to withhold 31 percent of taxable dividends and distributions (including redemption proceeds) to stockholders who do not furnish their correct taxpayer identification numbers, or are otherwise subject to the backup withholding provisions of the Internal Revenue Code.

FOREIGN TAXES

     Investment income and gains received from sources within foreign countries may be subject to foreign income and other taxes. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30 percent or more. The United States has entered into tax treaties with many foreign countries which entitle certain investors to a reduced tax rate (generally 10 to 15 percent) or to exemptions from tax. If applicable, the Series will operate so as to qualify for such reduced tax rates or tax exemptions whenever possible. While stockholders of the Series will indirectly bear the cost of any foreign tax withholding, they will not be able to claim foreign tax credit or deduction for taxes paid by the Series.

DETERMINATION OF NET ASSET VALUE

     The net asset value per share of each Series is determined as of the close of regular trading hours on the New York Stock Exchange (normally 3 p.m. Central time) on each day that the Exchange is open for trading. The determination is made by dividing the value of the portfolio securities of each Series plus any cash or other assets, less all liabilities, by the number of shares outstanding of the Series.

     Securities which are listed or traded on a national securities exchange are valued at the last sale price. If there are no sales on a particular day, then the securities are valued at the last bid price. All other securities for which market quotations are readily available are valued on the basis of the last current bid price. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by SMC, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair market value.

     The Fund's officers, under the general supervision of its Board of Directors, will regularly review procedures used by, and valuations provided by, the pricing service.

     Because the expenses of distribution are borne by Class A shares of the Series through a front-end sales charge and by Class B shares of such Series through an ongoing distribution fee, the expenses attributable to each class of shares will differ, resulting in different net asset values.
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PROSPECTUS
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The net asset value of Class B shares will generally be lower than the net asset value of Class A shares as a result of the distribution fee charged to Class B shares. It is expected, however, that the net asset value per share will tend to converge immediately after the payment of dividends which will differ in amount for Class A and B shares by approximately the amount of the different distribution expenses attributable to Class A and B shares.

PERFORMANCE

     The Series may, from time to time, include performance data in advertisements or reports to stockholders or prospective investors. Such performance data may include quotations of "yield," "average annual total return" and "aggregate total return."

     Yield is based on the investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income per share by the maximum public offering price per share on the last day of the period.

     Average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Series over periods of one, five and ten years (up to the life of the Series). Such average annual total return figures will reflect the deduction of the maximum sales charge and a proportional share of Series expenses on an annual basis, and will assume that all dividends and distributions are reinvested when paid.

     Aggregate total return will be calculated for any specified period by assuming a hypothetical investment in the Series on the date of the commencement of the period and assuming that all dividends and distributions are reinvested when paid. The net increase or decrease in the value of the investment over the period will be divided by its beginning value to arrive at aggregate total return.

     Quotations of performance reflect only the performance of a hypothetical investment in a Series during the particular time period on which the calculations are based. Such quotations for the Series will vary based on changes in market conditions and the level of the Series' expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating performance to current or prospective stockholders, the Series also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses. The Series will include performance data for both Class A and Class B shares of the Series in any advertisement or report including performance data of the Series.

     For  a  more  detailed   description  of  the  methods  used  to  calculate
performance, see the Series' Statement of Additional Information.

STOCKHOLDER SERVICES

ACCUMULATION PLAN

     An investor in the Series may choose to begin a voluntary Accumulation Plan. This allows for an initial investment of $100 minimum and subsequent investments of $20 minimum at any time. An Accumulation Plan involves no obligation to make periodic investments and is terminable at will.

     Payments are made by sending a check to the Distributor who (acting as an agent for the dealer) will purchase whole and fractional Series shares as of the close of business on such day as the payment is received. The investor will receive a
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PROSPECTUS
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confirmation and statement after each investment. Investors may choose to use "Secur-O-Matic" (automatic bank draft) to make their Series purchases. There is no additional charge for choosing to use Secur-O-Matic. An application may be obtained by writing Security Distributors, Inc., 700 SW Harrison Street, Topeka, Kansas 66636-0001 or by calling (800) 643-8188.

SYSTEMATIC WITHDRAWAL PROGRAM

     Stockholders who wish to receive regular payments of $25 or more may establish a Systematic Withdrawal Program. Liquidation in this manner will be allowed only if shares with a current offering price of $5,000 or more are deposited with SMC, which will act as agent for the stockholder under the program. Payments are available on a monthly, quarterly, semiannual or annual basis. Shares are liquidated at net asset value. The stockholder will receive a confirmation following each transaction. The program may be terminated on written notice, or it will terminate automatically if all shares are liquidated or withdrawn from the account.

     A stockholder may establish a Systematic Withdrawal Program with respect to Class B shares without the imposition of any applicable contingent deferred sales charge, provided that such withdrawals do not in any 12-month period, beginning on the date the Program is established, exceed 10 percent of the value of the account on that date ("Free Systematic Withdrawals"). Free Systematic Withdrawals are not available if a Program established with respect to Class B shares provides for withdrawals in excess of 10 percent of the value of the account in any Program year and, as a result, all withdrawals under such a Program would be subject to any applicable contingent deferred sales charge. Free Systematic Withdrawals will be made first by redeeming those shares that are not subject to the contingent deferred sales charge and then by redeeming shares held the longest. The contingent deferred sales charge applicable to a redemption of Class B shares requested while Free Systematic Withdrawals are being made will be calculated as described under "Calculation and Waiver of Contingent Deferred Sales Charges," page 33. A Systematic Withdrawal form may be obtained from the Series.

EXCHANGE PRIVILEGE


     Stockholders who own shares of the Series may exchange those shares for shares of another of the Series or for shares of other mutual funds distributed by the Distributor (the "Security Funds"). Exchanges may be made only in those states where shares of the Series or the Security Fund into which an exchange is to be made are qualified for sale. No service fee is presently imposed on such an exchange. Class A and Class B shares of the Series may be exchanged for Class A and Class B shares, respectively, of another Series or Security Fund. Any applicable contingent deferred sales charge will be calculated from the date of the initial purchase. Exchanges of Class A shares are made at net asset value without a front-end sales charge.


     For tax purposes, an exchange is a sale of shares which may result in a taxable gain or loss. Special rules may apply to determine the amount of gain or loss on an exchange occurring within ninety days after the exchanged shares were acquired.

     Exchanges are made upon receipt of a properly completed Exchange Authorization form. This privilege may be changed or discontinued at any time at the discretion of the management of the Fund upon 60 days' notice to stockholders. A current prospectus of the Series into which an exchange is made will be given to each stockholder exercising this privilege.

EXCHANGE BY TELEPHONE

     To exchange shares by telephone, a stockholder must hold shares in non-certificate

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PROSPECTUS
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form and must  either  have  completed  the  Telephone  Exchange  section of the application or a Telephone Transfer Authorization form which may be obtained from SMC. Once authorization has been received by SMC, a stockholder may exchange shares by telephone by calling the Funds at 1-800-643-8188, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Exchange requests received by telephone after the close of the New York Stock Exchange (normally 3 p.m. Central time) will be treated as if received on the next business day.

     A stockholder who authorizes telephone exchanges authorizes SMC to act upon the instructions of any person by telephone to exchange shares between any identically registered accounts with the Series. SMC has established procedures to confirm that instructions communicated by telephone are genuine and will be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. SMC's procedures require that any person requesting an exchange by telephone provide the account registration and number and the owner's tax identification number and such instructions must be received on a recorded line. Neither the Fund, SMC nor the Distributor will be liable for any loss, liability, cost or expense arising out of any request, including any fraudulent request, provided SMC complied with its procedures. Thus, a stockholder who authorizes telephone exchanges may bear the risk of loss from a fraudulent or unauthorized request.

     In periods of severe market or economic conditions, the telephone exchange of shares may be difficult to implement and stockholders should make exchanges by writing to Security Distributors, Inc., 700 Harrison Street, Topeka, Kansas 66636-0001. The telephone exchange privilege may be changed or discontinued at any time at the discretion of the management of the Fund.

RETIREMENT PLANS

     The Series have available tax-qualified retirement plans for individuals, prototype plans for the self-employed, pension and profit sharing plans for corporations and custodial accounts for employees of public school systems and organizations meeting the requirements of Section 501(c)(3) of the Internal Revenue Code. Further information concerning these plans is contained in the Series' Statement of Additional Information.

GENERAL INFORMATION

ORGANIZATION

     The Articles of Incorporation of the Fund provide for the issuance of an indefinite number of shares of capital stock in one or more classes or series.

     The Fund has authorized capital stock of $1.00 par value. Its shares are currently issued in seven series: Emerging Markets Total Return, Global Asset Allocation, Global High Yield, Corporate Bond, Limited Maturity Bond, U.S. Government, and High Yield Series. The shares of each series represent a pro rata beneficial interest in that series' net assets and in the earnings and profits or losses derived from the investment of such assets.

     Each of the Series currently issues two classes of shares which participate proportionately based on their relative net asset values in dividends and distributions and have equal voting, liquidation and other rights except that
(i) expenses related to the distribution of each class of shares or other expenses that the Board of Directors may designate as class expenses from time to time, are borne solely by each class; (ii) each class of shares has exclusive voting rights with respect to any Distribution Plan adopted for that class;
(iii) each class has different exchange privileges; and (iv) each class has a different designation.

     When issued and paid for, each Series' shares will be fully paid and nonassessable by the Series.

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Shares may be exchanged as described above under "Exchange  Privilege," but will have no other preference, conversion, exchange or preemptive rights. Shares are transferable, redeemable and assignable and have cumulative voting privileges for the election of directors.

     On certain matters, such as the election of directors, all shares of each series of the Fund vote together, with each share having one vote. On other matters affecting a particular series, such as the Investment Advisory Contract or the fundamental investment policies, only shares of that series are entitled to vote, and a majority vote of the shares of that series is required for approval of the proposal.

     The Fund does not generally hold annual meetings of stockholders and will do so only when required by law. Stockholders may remove directors from office by votes cast in person or by proxy at a meeting of stockholders. Such a meeting will be called at the written request of the holders of 10 percent of the Fund's outstanding shares.

STOCKHOLDER INQUIRIES

     Stockholders who have questions concerning their account or wish to obtain additional information may write to the Series at 700 SW Harrison Street, Topeka, Kansas 66636-0001, or call 1-800-643-8188.
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PROSPECTUS                                                            APPENDIX A
================================================================================

APPENDIX A

DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

     AAA -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA  --  Bonds  which  are  rated  Baa  are   considered  as  medium  grade
obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     BA -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category. The modifier 2 indicates a mid-range ranking, and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION

     AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects
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of changes in circumstances  and economic  conditions than bonds in higher rated categories.

     BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC, CC -- Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C -- The rating C is reserved for income bonds in which no interest is being paid. D -- Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

NOTE: Standard & Poor's ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.
--------------------------------------------------------------------------------

PROSPECTUS
================================================================================

APPENDIX B

REDUCED SALES CHARGES
CLASS A SHARES

     Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of the Series.

     For purposes of qualifying for reduced sales charges on purchases made pursuant to Rights of Accumulation or a Statement of Intention (also referred to as a "Letter of Intent"), the term "Purchaser" includes the following persons: an individual; an individual, his or her spouse and children under the age of 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Internal Revenue Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code.

RIGHTS OF ACCUMULATION

     To reduce sales charges on purchases of Class A shares of the Series a Purchaser may combine all previous purchases of the Series with a contemplated current purchase and receive the reduced applicable front end sales charge. The Distributor must be notified when a sale takes place which might qualify for the reduced charge on the basis of previous purchases.

Rights of accumulation also apply to purchases representing the Class A shares of a Series and one or more of the other Series in those states where shares of the Series being purchased are qualified for sale.

STATEMENT OF INTENTION

     A Purchaser of the Series may choose to sign a Statement of Intention within 90 days after the first purchase to be included thereunder, which will cover future purchases of Class A shares of the Series. The amount of these future purchases shall be specified and must be made within a 13-month period (or 36-month period for purchases of $1 million or more) to become eligible for the reduced front-end sales charge applicable to the actual amount purchased under the statement. Five percent (5%) of the amount specified in the Statement of Intention will be held in escrow shares until the Statement is completed or terminated. These shares may be redeemed by the Series if the Purchaser is required to pay additional sales charges. Any dividends paid by the Series will be payable with respect to escrow shares. The Purchaser bears the risk that the escrow shares may decrease in value.

     A Statement of Intention may be revised during the 13-month (or, if applicable, 36-month) period. Additional shares received from reinvestment of income dividends and capital gains distributions are included in the total amount used to determine reduced sales charges.

REINSTATEMENT PRIVILEGE

     Stockholders who redeem their Class A shares of the Series have a one-time privilege (1) to reinstate their accounts by purchasing shares without a sales charge up to the dollar amount of the redemption proceeds; or (2) to the extent the redeemed shares would have been eligible for the exchange privilege, to purchase shares of another of the Series, without a sales charge up to the dollar amount of the redemption proceeds. To exercise this privilege, a stockholder must provide written notice and the amount to be reinvested to the Series within 30 days after the redemption request.

     The reinstatement or exchange will be made at the net asset value next determined after the reinvestment is received by the Series.
--------------------------------------------------------------------------------

[SDI LOGO]

700 SW Harrison St.
Topeka, KS 66636-0001
(913) 295-3127

--------------------------------------------------------------------------------
MFR EMERGING MARKETS TOTAL RETURN SERIES

MFR GLOBAL ASSET ALLOCATION SERIES

MFR GLOBAL HIGH YIELD SERIES
(formerly Global Aggressive Bond Series)




STATEMENT OF ADDITIONAL INFORMATION
MAY 1, 1997
RELATING TO THE PROSPECTUS DATED MAY 1, 1997,
AS IT MAY BE SUPPLEMENTED FROM TIME TO TIME
(800) 643-8188

--------------------------------------------------------------------------------


INVESTMENT ADVISER
  MFR Advisors, Inc.
  One Liberty Plaza, 46th Floor
  New York, New York 10006

DISTRIBUTOR
  Security Distributors, Inc.
  700 SW Harrison Street
  Topeka, Kansas 66636-0001

SUB-ADVISERS
  Lexington Management Corporation
  Park 80 West, Plaza Two
  Saddle Brook, New Jersey 07663

  Security Management Company, LLC
  700 SW Harrison Street
  Topeka, Kansas 66636-0001

CUSTODIAN
  Chase Manhattan Bank
  4 Chase MetroTech Center
  Brooklyn, New York 11245

INDEPENDENT AUDITORS
  Ernst & Young LLP
  One Kansas City Place
  1200 Main Street
  Kansas City, Missouri 64105-2143

MFR EMERGING MARKETS TOTAL RETURN SERIES
MFR GLOBAL ASSET ALLOCATION SERIES
MFR GLOBAL HIGH YIELD SERIES
700 SW Harrison, Topeka, Kansas 66636-0001

                                  STATEMENT OF
                             ADDITIONAL INFORMATION
                                   May 1, 1997

                 (RELATING TO THE PROSPECTUS DATED MAY 1, 1997,
                  AS IT MAY BE SUPPLEMENTED FROM TIME TO TIME)

     This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus dated May 1, 1997, as it may be supplemented from time to time. A Prospectus may be obtained by writing or calling Security Distributors, Inc., 700 SW Harrison, Topeka, Kansas 66636-0001, or by calling (800) 643-8188.

                                TABLE OF CONTENTS

                                                                            Page

General Information.......................................................    1
Investment Objectives and Policies of the Series..........................    2
  MFR Emerging Markets Total Return Series................................    2
  MFR Global Asset Allocation Series......................................    4
  MFR Global High Yield Series............................................    6
Investment Methods and Risk Factors.......................................    8
Investment Policy Limitations.............................................   23
Officers and Directors....................................................   24
Remuneration of Directors and Others......................................   26
How to Purchase Shares....................................................   26
  Alternative Purchase Options............................................   27
  Class A Shares..........................................................   27
  Class A Distribution Plan...............................................   28
  Class B Shares..........................................................   28
  Class B Distribution Plan...............................................   29
  Calculation and Waiver of Contingent Deferred Sales Charges.............   30
Arrangements With Broker/Dealers and Others...............................   30
Purchases at Net Asset Value..............................................   31
Accumulation Plan.........................................................   31
Systematic Withdrawal Program.............................................   31
Investment Management.....................................................   32
  Portfolio Management....................................................   34
  Code of Ethics..........................................................   35
Distributor...............................................................   35
Allocation of Portfolio Brokerage.........................................   35
Determination of Net Asset Value..........................................   36
How to Redeem Shares......................................................   37
  Telephone Redemptions...................................................   38
How to Exchange Shares....................................................   38
  Exchange by Telephone...................................................   39
Dividends and Taxes.......................................................   39
Organization..............................................................   42
Custodian, Transfer Agent and Dividend-Paying Agent.......................   43
Independent Auditors......................................................   43
Performance Information...................................................   43
Retirement Plans..........................................................   44
Individual Retirement Accounts (IRAs).....................................   45
SIMPLE IRAs...............................................................   45
Pension and Profit-Sharing Plans..........................................   46
403(b) Retirement Plans...................................................   46
Simplified Employee Pension Plans (SEPPs).................................   46
Financial Statements......................................................   46
Appendix A................................................................   47

GENERAL INFORMATION

     MFR Emerging Markets Total Return Series, MFR Global Asset Allocation Series, and MFR Global High Yield Series (the "Series") are series of Security Income Fund (the "Fund"), a diversified open-end management investment company (commonly known as a mutual fund). The Fund was organized as a Kansas corporation on April 20, 1965. The Fund is registered with the Securities and Exchange Commission ("SEC"), which registration does not involve supervision by the SEC of the management or policies of the Series. The name of the Global High Yield Series was Global Aggressive Bond Series prior to May 1, 1997. The investment objective and policies of the Series under its former name were identical to those of the Series presently. The Series, upon the demand of the investor, must redeem their shares and pay the investor the current net asset value thereof. ( See "How to Redeem Shares," page 37.)

     Each Series has its own investment objective and policies which are described below. While there is no present intention to do so, the investment objective and policies of any Series, unless otherwise noted, may be changed by the Fund's Board of Directors without the approval of stockholders. Each of the Series is also required to operate within limitations imposed by its fundamental investment policies which may not be changed without stockholder approval. These limitations are set forth below under "Investment Policy Limitations," page 23. An investment in one of the Series does not constitute a complete investment program.

     The value of the shares of each Series fluctuates with the value of the portfolio securities. Each Series may realize losses or gains when it sells portfolio securities and will earn income to the extent that it receives dividends or interest from its investments. (See "Dividends and Taxes," page 39.)

     The shares of the Series are sold to the public at net asset value, plus a sales commission which is divided between the principal distributor and dealers who sell the shares ("Class A shares"), or at net asset value with a contingent deferred sales charge ("Class B shares"). (See "How to Purchase Shares," page 26.)

     The Series receive investment advisory services from MFR Advisors, Inc. ("MFR") and administrative, accounting, and transfer agency services from Security Management Company, LLC ("SMC") for a fee. MFR has guaranteed that the aggregate annual expenses of the Series (including management compensation but excluding brokerage commissions, interest, taxes, extraordinary expenses and Class B distribution fees) shall not exceed any expense limitation imposed by any state. MFR has engaged Lexington Management Corporation ("Lexington") to provide certain sub-advisory services to each Series and SMC to provide sub-advisory services to the Global Asset Allocation Series with respect to its investments in domestic equity securities. (See page 32 for a discussion of MFR and the Investment Advisory Contract.)

     Each Series will pay all of its expenses not assumed by MFR or Security Distributors, Inc. (the "Distributor") including organization expenses; directors' fees; fees of custodian; taxes and governmental fees; interest charges; any membership dues; brokerage commissions; expenses of preparing and distributing reports to stockholders; costs of stockholder and other meetings; and legal, auditing and accounting expenses. Each Series also will pay for the preparation and distribution of the prospectus to its stockholders and all expenses in connection with its registration under the Investment Company Act of 1940 and the registration of its capital stock under federal and state securities laws. Each Series will pay nonrecurring expenses as may arise, including litigation expenses affecting it.

     Under a Distribution Plan adopted with respect to the Class A shares of the Series pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"), the Series are authorized to pay to the Distributor, an annual fee equal to .25% of the average daily net assets of the Class A shares of the Series to finance various distribution-related activities. (See "Class A Distribution Plan," page 28.)

     Under a Distribution Plan adopted with respect to the Class B shares of the Series pursuant to Rule 12b-1 under the 1940 Act, each Series is authorized to pay to the Distributor, an annual fee of 1.00% of the average daily net assets of the Class B Shares of the respective Series to finance various distribution-related activities. (See "Class B Distribution Plan," page 29.)

     The portfolio turnover rate for the Global High Yield Series for the fiscal year ended December 31, 1996, was 96% and for the period June 1, 1995 (date of inception) to December 31, 1995, was 127% on an annualized basis. Portfolio turnover is the percentage of the lower of security sales or purchases to the average portfolio value and would be 100% if all securities in the Series were replaced within a period of one year. Portfolio turnover information is not yet available for the Emerging Markets Total Return and Global Asset Allocation Series as they did not begin operations until May 1997.

INVESTMENT OBJECTIVES AND POLICIES OF THE SERIES

     Each Series represents a different investment objective and has its own identified assets and net asset values. The investment objective of each Series is described below. There are risks inherent in the ownership of any security and there can be no assurance that such investment objective will be achieved. Some of the risks are described below.

     The Fund makes no representation that the stated investment objective of any Series will be achieved. Although there is no present intention to do so, the investment objective of any Series may be altered by the Board of Directors of the Fund without the approval of stockholders of the Series.

MFR EMERGING MARKETS TOTAL RETURN SERIES

     The investment objective of MFR Emerging Markets Total Return Series is to seek to maximize total return. The Series under normal circumstances invests substantially all of its assets in a portfolio of emerging country and emerging market equity and debt securities. Equity securities will consist of all types of common stocks and equivalents (the following constitute equivalents: convertible debt securities and warrants). The Series also may invest in preferred stocks, bonds, money market instruments of foreign and domestic companies, U.S. government, and governmental agencies and debt securities of sovereign emerging market issuers. The Series may invest up to 100% of its total assets in U.S. and foreign debt securities and other fixed income securities that, at the time of purchase, are rated below investment grade ("high yield securities" or "junk bonds"), which involve a high degree of risk and are predominantly speculative. The Series also may invest in zero coupon securities and securities that are in default as to payment of principal and/or interest. A description of certain debt ratings is included as Appendix A to the Prospectus. See "Investment Methods and Risk Factors" for a discussion of the risks associated with investing in junk bonds and zero coupon securities. Many emerging market debt securities are not rated by United States rating agencies such as Moody's and Standard & Poor's. The Series' ability to achieve its investment objective is thus more dependent on the credit analysis of MFR Advisors, Inc. ("MFR") than would be the case if the Series were to invest in higher quality bonds. The Series may invest in fixed income securities without limitation as to maturity. INVESTORS SHOULD PURCHASE SHARES ONLY AS A SUPPLEMENT TO AN OVERALL INVESTMENT PROGRAM AND ONLY IF WILLING TO UNDERTAKE THE RISKS INVOLVED.

     "Emerging markets" will consist of all countries determined by the World Bank or the United Nations to have developing or emerging economies and markets. These countries are generally expected to include every country in the world except the United States, Canada, Japan, Australia, New Zealand and most countries in Western Europe.

     Currently, investing in many of the emerging countries and emerging markets is not feasible. Accordingly, MFR currently intends to consider investments only in those countries in which it believes investing is feasible. The list of acceptable countries will be reviewed by MFR and approved by the Board of Directors on a periodic basis and any additions or deletions with respect to such list will be made in accordance with changing economic and political circumstances involving such countries.

     An issuer in an emerging market is an entity: (i) for which the principal securities trading market is an emerging market, as defined above; (ii) that (alone or on a consolidated basis) derives 50% or more of its total revenue from either goods produced, sales made or services performed in emerging markets; or
(iii) organized under the laws of, and with a principal office in, an emerging market.

     The Series' investments in emerging country securities are not subject to any maximum limit, and it is the intention of MFR to invest substantially all of the Series' assets in emerging country and emerging market securities. However, to the extent that the Series' assets are not invested in emerging country and emerging market securities, the remaining 35% of the assets may be invested in
(i) other equity and debt securities without regard to whether they qualify as emerging country or emerging market securities, and (ii) cash reserves of the type described under "Investment Methods and Risk Factors" in the Prospectus. In addition, for temporary defensive purposes, the Series may invest less than 65% of its assets in emerging country and emerging market securities, in which case the Series may invest in other equity or debt securities or may invest in cash reserves without limitation.

     The  Series'   investments  in  emerging  market  debt  securities  consist substantially of high yield, lower-rated debt securities of foreign corporations, and "Brady Bonds" and other sovereign debt securities issued by emerging market governments. "Sovereign debt securities" are those issued by emerging market governments that are traded in the markets of developed countries or groups of developed countries. MFR may invest in debt securities of emerging market issuers that it determines to be suitable investments for the Series without regard to ratings. Currently, the substantial majority of emerging market debt securities are considered to have a credit quality below investment grade. The Series may invest up to 100% of its total assets in debt securities with credit quality below investment grade (known as "junk bonds"). Such securities are predominantly speculative and involve a high degree of risk as discussed under "Investment Methods and Risk Factors." The Series may invest in bank loan participations and assignments, which are fixed and floating rate loans arranged through private negotiations between foreign or domestic entities.

     The Series invests in securities allocated among diverse markets and denominated in various currencies, including U.S. dollars, or in multinational currency units such as European Currency Units. The Series may purchase securities that are issued by the government or a company or financial institution of one country but denominated in the currency of another country (or a multinational currency unit). The Series is designed for investors who wish to accept the risks entailed in such investments, which are different from those associated with a portfolio consisting entirely of securities of U.S. issuers denominated in U.S. dollars. See the discussion of such risks, including currency risk, under "Investment Methods and Risk Factors."

     MFR selectively will allocate the assets of the Series in securities of issuers in countries and in currency denominations where the combination of market returns, the price appreciation potential of securities and currency exchange rate movements will present opportunities for maximum total return. In so doing, MFR intends to take advantage of the different yield, risk and return characteristics that investment in the security markets of different countries can provide for U.S. investors. Fundamental economic strength, credit quality, earnings growth potential and currency and market trends will be the principal determinants of the emphasis given to various country, geographic and industry sectors within the Series.

     MFR evaluates currencies on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, if the exchange rate of the foreign currency declines, the dollar value of the security will decrease. However, the Series may seek to protect itself against such negative currency movements through the use of sophisticated investment techniques. See the discussion of forward currency transactions, options and futures under "Investment Methods and Risk Factors."

     Futures may be used to gain exposure to markets where there is insufficient cash to purchase a diversified portfolio of securities. Currencies may be held to gain exposure to an international market prior to investing in a non-dollar security.

     The Series may enter into futures contracts (a type of derivative) (or options thereon) to hedge all or a portion of its portfolio, as a hedge against changes in prevailing levels of interest rates or currency exchange rates, or as an efficient means of adjusting its exposure to the bond, stock, and currency markets. The Series will not use futures contracts for leveraging purposes. The Series will limit its use of futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5 percent of the Series' net asset value. The Series may also write call and put options on a covered basis and purchase put and call options on securities, financial indices, and currencies. The aggregate market value of the Series' portfolio securities or currencies covering call or put options will not exceed 25 percent of the Series' net assets. The Series may enter into foreign futures and options transactions. See the discussion of options and futures contracts under "Investment Methods and Risk Factors." As part of its investment program and to maintain greater flexibility, the Series may invest in instruments which have the characteristics of futures, options and securities, known as "hybrid instruments." For a discussion of such instruments and the risks involved in investing therein, see "Investment Methods and Risk Factors" in the Prospectus.

     The Series may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. See the discussion of when-issued and forward commitment securities under "Investment Methods and Risk Factors." The Series may enter into repurchase agreements, reverse repurchase agreements and "dollar rolls" which are discussed under "Investment Methods and Risk Factors." The Series may also invest in restricted securities as discussed under "Investment Methods and Risk Factors."

MFR GLOBAL ASSET ALLOCATION SERIES
     The investment objective of MFR Global Asset Allocation Series is to seek a high level of total return by investing primarily in a diversified portfolio of fixed income and equity securities. The Series is designed to balance the potential appreciation of common stocks with the income and relative stability of principal of bonds over the long term. The primary consideration in varying the asset allocation mix will be the fundamental economic outlook of the Series' Adviser, MFR, for the different markets in which the Series invests. Shifts between the fixed income and equity sectors will normally be done gradually and MFR will not attempt to precisely "time" the market. There is, of course, no guarantee that MFR's gradual approach to allocating the Series' assets will be successful in achieving the Series' objective. The Series will maintain cash reserves to facilitate the Series' cash flow needs (redemptions, expenses and purchases of Series securities) and it may invest in cash reserves without limitation for temporary defensive purposes. See the discussion of cash reserves under "Investment Methods and Risk Factors" in the Prospectus.

     Assets allocated to the fixed income portion of the Series will be invested primarily in U.S. and foreign investment grade bonds, high yield bonds (U.S. and foreign, including "Brady Bonds"), short-term investments and currencies, as needed to gain exposure to foreign markets. Investment grade debt securities include long,  intermediate  and  short-term  investment  grade debt  securities
(e.g., AAA, AA, A or BBB by S&P or if not rated, of equivalent investment quality as determined by MFR). The weighted average maturity for this portion (investment grade debt securities) of the Series' portfolio is generally expected to be intermediate (3-10 years), although it may vary significantly. Non-dollar debt securities include non-dollar denominated government and corporate debt securities or currencies. See "Investment Methods and Risk Factors" for a discussion of the risks involved in foreign investing. High-yield securities include high-yielding, income-producing debt securities in the lower rating categories (commonly referred to as "junk bonds") and preferred stocks including convertible securities. High yield bonds may be purchased without regard to maturity; however, the average maturity is expected to be approximately 10 years, although it may vary if market conditions warrant. Quality will generally range from lower medium to low and the Series may also purchase bonds in default if, in the opinion of MFR, there is significant potential for capital appreciation. Lower-rated debt obligations are generally considered to be high risk investments. See "Investment Methods and Risk Factors" for a discussion of the risks involved in investing in high-yield, lower-rated debt securities. The Series may invest in zero coupon securities that pay no interest prior to maturity and payment in kind securities that pay interest in the form of additional securities. See the discussion of such securities under "Investment Methods and Risk Factors" in the Prospectus.
Securities which may be held as cash reserves include liquid short-term investments of one year or less rated within the top two categories by at least one established rating organization, or if not rated, of equivalent investment quality as determined by MFR. The Series may use currencies to gain exposure to an international market prior to investing in non-dollar securities.

     The Series' equity sector will be allocated among large and small capital ("Large Cap" and "Small Cap" respectively) U.S. and non-dollar equity securities, currencies, real estate investment trusts ("REITs"), and futures. See the discussion of REITs under "Investment Methods and Risk Factors" in the Prospectus. Large Cap securities generally include stocks of well established companies with capitalization over $1 billion which can produce increasing dividend income. Non-dollar securities include foreign currencies and common stocks of established non-U.S. companies. Investments may be made solely for capital appreciation or solely for income or any combination of both for the purpose of achieving a higher overall return. MFR intends to diversify the non-dollar portion of the Series' portfolio broadly among countries and normally to have at least three different countries represented. The countries of the Far East and Western Europe as well as South Africa, Australia, Canada, and other areas (including developing countries) may be included. Under unusual circumstances, however, investment may be substantially in one or two countries.

     Futures may be used to gain exposure to equity markets where there is insufficient cash to purchase a diversified portfolio of stocks. Currencies also may be held to gain exposure to an international market prior to investing in a non-dollar stock.

     Small Cap securities include common stocks of small companies or companies which offer the possibility of accelerated earnings growth because of rejuvenated management, new products or structural changes in the economy. Current income is not a factor in the selection of these stocks. Higher risks are often associated with small companies. These companies may have limited product lines, markets and financial resources, or they may be dependent on a small or inexperienced management group. In addition, their securities may trade less frequently and in limited volume and move more abruptly than securities of larger companies. However, securities of smaller companies may offer greater potential for capital appreciation since they are often overlooked or undervalued by investors.

     Until the Series reaches approximately $20 million in assets, the Series may be unable to prudently achieve diversification among the described asset classes. During this initial period, the Series may use futures contracts and purchase foreign currencies to a greater extent than it will once the start-up period is over. See "Investment Methods and Risk Factors."

     Some of the countries in which the Series may invest may be considered to be developing and may involve special risks. For a discussion of the risks involved in investment in foreign securities, including investment in emerging markets, see "Investment Methods and Risk Factors." The Series' foreign investments are also subject to currency risk described under "Investment Methods and Risk Factors". To manage this risk and facilitate the purchase and sale of foreign securities, the Series may engage in foreign currency transactions involving the purchase and sale of forward foreign currency exchange contracts. Although forward currency transactions will be used primarily to protect the Series from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted and the Series' total return could be adversely affected as a result. For a discussion of forward currency transactions and the risks associated with such transactions, see "Investment Methods and Risk Factors." Purchases by the Series of currencies in substitution of purchases of stocks and bonds will subject the Series to risks different from a fund invested solely in stocks and bonds.

     The Series' investments include, but are not limited to, equity and fixed income securities of any type and the Series may utilize the investment methods and investment vehicles described below.

     The Series may enter into futures contracts (a type of derivative) (or options thereon) to hedge all or a portion of its portfolio, as a hedge against changes in prevailing levels of interest rates or currency exchange rates, or as an efficient means of adjusting its exposure to the bond, stock, and currency markets. The Series will not use futures contracts for leveraging purposes. The Series will limit its use of futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5% of the Series' net asset value. The Series may also write call and put options on a covered basis and purchase put and call options on securities, financial indices, and currencies. The aggregate market value of the Series' portfolio securities or currencies covering call or put options will not exceed 25% of the Series' net assets. The Series may enter into foreign futures and options transactions. See the discussion of options and futures contracts under "Investment Methods and Risk Factors." As part of its investment program and to maintain greater flexibility, the Series may invest in instruments which have the characteristics of futures, options and securities, known as "hybrid instruments." For a discussion of such instruments and the risks involved in investing therein, see "Investment Methods and Risk Factors" in the Prospectus.

     The Series may acquire illiquid securities in an amount not exceeding 15% of net assets. Because an active trading market does not exist for such securities the sale of such securities may be subject to delay and additional costs. The Series will not invest more than 15% of its total assets in restricted securities (other than securities eligible for resale under Rule 144A of the Securities Act of 1933). For a discussion of restricted securities, see "Investment Methods and Risk Factors."

     The Series may invest in asset-backed securities, which securities involve certain risks. For a discussion of asset-backed securities and the risks involved in investment in such securities, see the discussion under "Investment Methods and Risk Factors." The Series may invest in mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or institutions such as banks, insurance companies and savings and loans. Some of these securities, such as GNMA certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Freddie Mac certificates, are not. The Series also may invest in collateralized mortgage obligations (CMOs) and stripped mortgage securities (a type of derivative). Stripped mortgage securities are created by separating the interest and principal payments generated by a pool of mortgage-backed bonds to create two classes of securities, "interest only" (IO) and "principal only" (PO) bonds. There are risks involved in mortgage-backed securities, CMOs and stripped mortgage securities. See "Investment Methods and Risk Factors" for an additional discussion of such securities and the risks involved therein.

     While the Series will remain invested in primarily common stocks and bonds, it may, for temporary defensive purposes, invest in cash reserves without limitation. The Series may establish and maintain reserves as MFR believes is advisable to facilitate the Series' cash flow needs. Cash reserves include money market instruments, including repurchase agreements, in the two highest rating categories. Short-term securities may be held in the equity sector as collateral for futures contracts. These securities are segregated and may not be available for the Series' cash flow needs.

     The Series may invest in debt or preferred equity securities convertible into or exchangeable for equity securities and warrants. As a fundamental policy, for the purpose of realizing additional income, the Series may lend securities with a value of up to 33 1/3% of its total assets to broker-dealers, institutional investors, or other persons. Any such loan will be continuously secured by collateral at least equal to the value of the securities loaned. For a discussion of the limitations on lending and risks of lending, see "Investment Methods and Risk Factors."

     The Series may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis as discussed under "Investment Methods and Risk Factors." The Series may enter into repurchase agreements, reverse repurchase agreements, and "dollar rolls" also as discussed under "Investment Methods and Risk Factors."

MFR GLOBAL HIGH YIELD SERIES

     The investment objective of the Global High Yield Series is to seek high current income. Capital appreciation is a secondary objective. The Series, under normal circumstances, invests substantially all of its assets in debt securities of issuers in the United States, developed foreign countries and emerging markets. For purposes of its investment objective, Global High Yield Series considers an emerging country to be any country whose economy and market the World Bank or United Nations considers to be emerging or developing. The Series also may invest in debt securities traded in any market, of companies that derive 50% or more of their total revenue from either goods or services produced in such emerging countries and emerging markets or sales made in such countries. Determinations as to eligibility will be made by MFR and the Series' Sub-Adviser, Lexington Management Corporation ("Lexington"), based on publicly available information and inquiries made to the companies. It is possible in the future that sufficient numbers of emerging country or emerging market debt securities would be traded on securities markets in industrialized countries so that a major portion, if not all, of the Series' assets would be invested in securities traded on such markets, although such a situation is unlikely at present.

     Currently, investing in many of the emerging countries and emerging markets is not feasible. Accordingly, MFR currently intends to consider investments only in those countries in which it believes investing is feasible. The list of acceptable countries will be reviewed by MFR and Lexington and approved by the Board of Directors of the Series on a periodic basis and any additions or deletions with respect to such list will be made in accordance with changing economic and political circumstances involving such countries. The Series also may invest in shares of other investment companies as discussed under "Investment Methods and Risk Factors," below.

     SELECTION OF DEBT INVESTMENTS. In determining the appropriate distribution of investments among various countries and geographic regions for the Global High Yield Series, MFR ordinarily will consider the following factors: prospects for relative economic growth among the different countries in which the Series may invest; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of the individual investment opportunities available to international investors.

     Although the Series values assets daily in terms of U.S. dollars, the Series does not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The Series will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Series at one rate, while offering a lesser rate of exchange should the Series desire to sell that currency to the dealer.

     Global High Yield Series may invest in the following types of money market instruments (i.e., debt instruments with less than 12 months remaining until maturity) denominated in U.S. dollars or other currencies: (a) obligations issued or guaranteed by the U.S. or foreign governments, their agencies, instrumentalities or municipalities; (b) obligations of international organizations designed or supported by multiple foreign governmental entities to promote economic reconstruction or development; (c) finance company obligations, corporate commercial paper and other short-term commercial obligations; (d) bank obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances), subject to the restriction that the Series may not invest 25% or more of its total assets in bank securities; (e) repurchase agreements with respect to the foregoing; and (f) other substantially similar short-term debt securities with comparable characteristics.

     SAMURAI AND YANKEE BONDS. Subject to its fundamental investment restrictions, Global High Yield Series may invest in yen-denominated bonds sold in Japan by non-Japanese issuers ("Samurai bonds"), and may invest in dollar-denominated bonds sold in the United States by non-U.S. issuers ("Yankee bonds"). It is the policy of the Series to invest in Samurai or Yankee bond issues only after taking into account considerations of quality and liquidity, as well as yield.

     COMMERCIAL BANK OBLIGATIONS. For the purposes of Global High Yield Series' investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations, however, may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Series to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although the Series typically will acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase in excess of $1 billion, this $1 billion figure is not a fundamental investment policy or restriction of the Series. For the purposes of calculation with respect to the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

     REPURCHASE AGREEMENTS, REVERSE REPURCHASE AGREEMENTS AND ROLL TRANSACTIONS. Global High Yield Series may invest in repurchase agreements which are agreements by which a purchaser acquires a security and simultaneously commits to resell that security to the seller (a bank or broker/dealer) at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. Global High Yield Series will not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% of the value of its total net assets would be invested in such repurchase agreements and other illiquid investments and securities for which no readily available market exists. Repurchase agreements are discussed in more detail under "Investment Methods and Risk Factors."

     Global High Yield Series may enter into reverse repurchase agreements. A reverse repurchase agreement is a borrowing transaction in which the Series transfers possession of a security to another party, such as a bank or broker/dealer, in return for cash, and agrees to repurchase the security in the future at an agreed upon price, which includes an interest component. The Series also may engage in "roll" borrowing transactions which involve the Series' sale of fixed income securities together with a commitment (for which the Series may receive a fee) to purchase similar, but not identical, securities at a future date. Global High Yield Series will maintain, in a segregated account with a custodian, cash or liquid securities in an amount sufficient to cover its obligation under "roll" transactions and reverse repurchase agreements.

     BORROWING. Global High Yield Series is prohibited from borrowing money in order to purchase securities. The Series may borrow up to 5% of its total assets for temporary or emergency purposes other than to meet redemptions. See the discussion of borrowing under "Investment Methods and Risk Factors."

     SHORT SALES. The Series is authorized to make short sales of securities, although it has no current intention of doing so. A short sale is a transaction in which the Series sells a security in anticipation that the market price of that security will decline. The Series may make short sales as a form of hedging to offset potential declines in long positions in securities it owns and in order to maintain portfolio flexibility. The Series only may make short sales "against the box." In this type of short sale, at the time of the sale, the
Series owns the security it has sold short or has the immediate and unconditional right to acquire the identical security at no additional cost.

     In a short sale, the seller does not immediately deliver the securities sold and does not receive the proceeds from the sale. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, the Series will deposit in a separate account with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities at no cost. The Series could close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Series, because the Series might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

     Global High Yield Series might make a short sale "against the box" in order to hedge against market risks when MFR believes that the price of a security may decline, causing a decline in the value of a security owned by the Series or a security convertible into or exchangeable for such security, or when MFR wants to sell the security the Series owns at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). In such case, any future losses in the Series' long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities the Series owns, either directly or indirectly, and, in the case where a Series owns convertible securities, changes in the investment values or conversion premiums of such securities. There will be certain additional transaction costs associated with short sales "against the box," but the Series will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

     ILLIQUID SECURITIES. The Series may invest up to 15% of total net assets in illiquid securities. Securities may be considered illiquid if the Series cannot reasonably expect to receive approximately the amount at which the Series values such securities within seven days. The sale of illiquid securities, if they can be sold at all, generally will require more time and result in higher brokerage charges or dealer discounts and other selling expenses than will the sale of liquid securities, such as securities eligible for trading on U.S. securities exchanges or in the over-the-counter markets. Moreover, restricted securities, which may be illiquid for purposes of this limitation often sell, if at all, at a price lower than similar securities that are not subject to restrictions on resale.

     With respect to liquidity determinations generally, the Fund's Board of Directors has the ultimate responsibility for determining whether specific securities, including restricted securities pursuant to Rule 144A under the Securities Act of 1933, are liquid or illiquid. The Fund's Board has delegated the function of making day-to-day determinations of liquidity to MFR in accordance with procedures approved by the Fund's Board of Directors. MFR takes into account a number of factors in reaching liquidity decisions, including, but not limited to: (i) the frequency of trades and quotes; (ii) the number of dealers and potential purchasers; (iii) the number of dealers that have undertaken to make a market in the security; and (iv) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). MFR will monitor the liquidity of securities held by the Series and report periodically on such decisions to the Board of Directors.

INVESTMENT METHODS AND RISK FACTORS

     Some of the risk factors related to certain securities, instruments and techniques that may be used by one or more of the Series are described in the "Investment Objectives and Policies" and "Investment Methods and Risk Factors" sections of the Prospectus and in this Statement of Additional Information. The following is a description of certain additional risk factors related to various securities, instruments and techniques. The risks so described only apply to those Series which may invest in such securities and instruments or which use such techniques. Also included is a general description of some of the investment instruments, techniques and methods which may be used by one or more of the Series. The methods described only apply to those Series which may use such methods. Although a Series may employ the techniques, instruments and methods described below, consistent with its investment objective and policies and any applicable law, no Series will be required to do so.

     GENERAL RISK FACTORS. Each Series' net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions and its net currency exposure. The value of fixed income securities held by the Series generally fluctuates inversely with interest rate movements. In other words, bond prices generally fall as interest rates rise and generally rise as interest rates fall. Longer term bonds held by the Series are subject to greater interest rate risk. There is no assurance that any Series will achieve its investment objective.

     SHARES OF OTHER INVESTMENT COMPANIES. Each of the Series may invest in shares of other investment companies. A Series' investment in shares of other investment companies may not exceed immediately after purchase 10% of the Series' total assets and no more than 5% of its total assets may be invested in the shares of any one investment company. Investment in the shares of other investment companies has the effect of requiring shareholders to pay the operating expenses of two mutual funds.

     REPURCHASE AGREEMENTS, REVERSE REPURCHASE AGREEMENTS AND ROLL TRANSACTIONS. Each of the Series may enter into repurchase agreements. Repurchase agreements are transactions in which the purchaser buys a debt security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed upon price, date and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements are considered to be loans which must be fully collateralized including interest earned thereon during the entire term of the agreement. If the institution defaults on the repurchase agreement, the Series will retain possession of the underlying securities. If bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Series may be delayed or limited and the Series may incur additional costs. In such case, the Series will be subject to risks associated with changes in market value of the collateral securities. The Series intends to enter into repurchase agreements only with banks and broker/dealers believed to present minimal credit risks. Accordingly, the Series will enter into repurchase agreements only with
(a) brokers having total capitalization of at least $40 million and a ratio of aggregate indebtedness to net capital of no more than 4 to 1, or, alternatively, net capital equal to 6% of aggregate debit balances, or (b) banks having at least $1 billion in assets and a net worth of at least $100 million as of its most recent annual report. In addition, the aggregate repurchase price of all repurchase agreements held by the Series with any broker shall not exceed 15% of the total assets of the Series or $5 million, whichever is greater.

     Each Series also may enter into reverse repurchase agreements with the same parties with whom they may enter into repurchase agreements. Under a reverse repurchase agreement, a Series would sell securities and agree to repurchase them at a particular price at a future date. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by a Series may decline below the price of the securities the Series has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Series' obligation to repurchase the securities, and the Series' use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

     Each Series also may enter into "dollar rolls," in which the Series sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Series would forego principal and interest paid on such securities. The Series would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale.

     BORROWING. Each of the Series may borrow money from banks as a temporary measure for emergency purposes, or to facilitate redemption requests.

     From time to time, it may be advantageous for the Series to borrow money rather than sell existing portfolio positions to meet redemption requests. Accordingly, the Series may borrow from banks and through reverse repurchase agreements and "roll" transactions, in connection with meeting requests for the redemption of Series shares. The Emerging Markets Total Return and Global Asset Allocation Series may borrow up to 33 1/3%, and Global High Yield Series may borrow up to 5% of total Series assets. To the extent that a Series purchases securities while it has outstanding borrowings, it is using leverage, i.e. using borrowed funds for investment. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of a Series' portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. A Series also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

     LENDING OF PORTFOLIO SECURITIES. For the purpose of generating income, the Global Asset Allocation Series may make secured loans of Series securities amounting to not more than 33 1/3% of total assets. Securities loans are made to broker/dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. Government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being lent, the Series will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Series has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Series will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to persons deemed by MFR (or Lexington or SMC) to be of good standing and will not be made unless, in the judgment of MFR or the relevant sub-adviser, the consideration to be earned from such loans would justify the risk.

     RESTRICTED SECURITIES (RULE 144A SECURITIES). Each of the Series may invest in restricted securities which are securities that are restricted as to disposition under the federal securities laws, including securities that are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933. Rule 144A permits the resale to "qualified institutional buyers" of "restricted securities" that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted in the National Association of Securities Dealers Automated Quotation System (the "Rule 144A Securities"). A "qualified institutional buyer" is defined by Rule 144A generally as an institution, acting for its own account or for the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers not affiliated with the institution. A dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act"), acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $10 million in securities of issuers not affiliated with the dealer may also qualify as a qualified institutional buyer, as well as an Exchange Act registered dealer acting in a riskless principal transaction on behalf of a qualified institutional buyer.

     The Fund's Board of Directors is responsible for developing and establishing guidelines and procedures for determining the liquidity of Rule 144A Securities. As permitted by Rule 144A, the Board of Directors has delegated this responsibility to MFR or the relevant sub-adviser. In making the determination regarding the liquidity of Rule 144A Securities, MFR or the relevant sub-adviser will consider trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, it may consider: (1) the frequency of trades and quotes; (2) the number of dealers and potential purchasers; (3) dealer undertakings to make a market; and (4) the nature of the security and of the market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in Rule 144A securities could have the effect of increasing the amount of a Series' assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

     Each Series also may purchase restricted securities that are not eligible for resale pursuant to Rule 144A. The Series may acquire such securities through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. However, the restrictions on resale of such securities may make it difficult for the Series to dispose of such securities at the time considered most advantageous, and/or may involve expenses that would not be incurred in the sale of securities that were freely marketable. Risks associated with restricted securities include the potential obligation to pay all or part of the registration expenses in order to sell certain restricted securities. A considerable period of time may elapse between the time of the decision to sell a security and the time the Series may be permitted to sell it under an effective registration statement. If, during a period, adverse conditions were to develop, the Series might obtain a less favorable price than prevailing when it decided to sell.

     RISKS ASSOCIATED WITH LOWER-RATED DEBT SECURITIES AND COMPARABLE UNRATED SECURITIES (JUNK BONDS). Each of the Series may invest in higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds") and unrated securities of similar credit quality. Debt rated BB, B, CCC, CC and C by S&P and rated Ba, B, Caa, Ca and C by Moody's, is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest degree of speculation. For Moody's, Ba indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Similarly, debt rated Ba or BB and below is regarded by the relevant rating agency as speculative. Debt rated C by Moody's or S&P is the lowest quality debt that is not in default as to principal or interest and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than higher quality securities with regard to a deterioration of general economic conditions. The Series may invest in debt securities rated below C, which are in default as to principal and/or interest. Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit quality in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates.

     The market value of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

     Lower quality debt securities of corporate issuers frequently have call or buy-back features which would permit an issuer to call or repurchase the security from the Series. If an issuer exercises these provisions in a declining interest rate market, the Series may have to replace the security with a lower yielding security, resulting in a decreased return for investors. In addition, the Series may have difficulty disposing of lower quality securities because there may be a thin trading market for such securities. There may be no established retail secondary market for many of these securities, and the Series anticipate that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for the Series to obtain accurate market quotations for purposes of valuing the securities in the portfolio of the Series.

     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower quality securities, especially in a thinly traded market. The Series also may acquire lower quality debt securities during an initial underwriting or may acquire lower quality debt securities which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

     Factors having an adverse effect on the market value of lower rated securities or their equivalents purchased by the Series will adversely impact net asset value of the Series. See "Risk Factors" in the Prospectus. In addition to the foregoing, such factors may include: (i) potential adverse publicity;
(ii) heightened  sensitivity to general  economic or political  conditions;  and
(iii) the likely adverse impact of a major economic recession. The Series also may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and the Series may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies from defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government's willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements.

     MFR and Lexington will attempt to minimize the speculative risks associated with investments in lower quality securities through credit analyses and by carefully monitoring current trends in interest rates, political developments and other factors. Nonetheless, investors should carefully review the investment objectives and policies of the Series and consider their ability to assume the investment risks involved before making an investment in the Series.

     CONVERTIBLE SECURITIES AND WARRANTS. The Emerging Markets Total Return and Global Asset Allocation Series may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally two or more years).

     MORTGAGE-BACKED SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS. The Global Asset Allocation Series may invest in mortgage-backed securities (MBSs), including mortgage pass-through securities and collateralized mortgage obligations (CMOs). MBSs include certain securities issued or guaranteed by the United States Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), or Federal Home Loan Mortgage Corporation (FHLMC); securities issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and securities issued by private issuers that represent an interest in or are collateralized by mortgage loans. A mortgage pass-through security is a pro rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder. CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. The Series may invest in securities known as "inverse floating obligations," "residual interest bonds," or "interest-only" (IO) and "principal-only" (PO) bonds, the market values of which will generally be more volatile than the market values of most MBSs. An inverse floating obligation is a derivative adjustable rate security with interest rates that adjust or vary inversely to changes in market interest rates. The term "residual interest" bond is used generally to describe those instruments in collateral pools, such as CMOs, which receive any excess cash flow generated by the pool once all other bondholders and expenses have been paid. IOs and POs are created by separating the interest and principal payments generated by a pool of mortgage-backed bonds to create two classes of securities. Generally, one class receives interest only payments (IOs) and the other class principal only payments (POs). MBSs have been referred to as "derivatives" because the performance of MBSs is dependent upon and derived from underlying securities.

     CMOs may be issued in a variety of classes and the Series may invest in several CMO classes, including, but not limited to Floaters, Planned Amortization Classes (PACs), Scheduled Classes (SCHs), Sequential Pay Classes
(SEQs), Support Classes (SUPs), Target Amortization Classes (TACs) and Accrual Classes (Z Classes). CMO classes vary in the rate and time at which they receive principal and interest payments. SEQs, also called plain vanilla, clean pay, or current pay classes, sequentially receive principal payments from underlying mortgage securities when the principal on a previous class has been completely paid off. During the months prior to their receipt of principal payments, SEQs receive interest payments at the coupon rate on their principal. PACs are designed to produce a stable cash flow of principal payments over a predetermined period of time. PACs guard against a certain level of prepayment risk by distributing prepayments to SUPs, also called companion classes. TACs pay a targeted principal payment schedule, as long as prepayments are not made at a rate slower than an expected constant prepayment speed. If prepayments increase, the excess over the target is paid to SUPs. SEQs may have a less stable cash flow than PACs and TACs and, consequently, have a greater potential yield. PACs generally pay a lower yield than TACs because of PACs' lower risk. Because SUPs are directly affected by the rate of prepayment of underlying mortgages, SUPs may experience volatile cash flow behavior. When prepayment speeds fluctuate, the average life of a SUP will vary. SUPs, therefore, are priced at a higher yield than less volatile classes of CMOs. Z Classes do not receive payments, including interest payments, until certain other classes are paid off. At that time, the Z Class begins to receive the accumulated interest and principal payments. A Floater has a coupon rate that adjusts periodically (usually monthly) by adding a spread to a benchmark index subject to a lifetime maximum cap. The yield of a Floater is sensitive to prepayment rates and the level of the benchmark index.

     Investment in MBSs poses several risks, including prepayment, market and credit risks. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages and the Series may invest in CMOs which are subject to greater risk of prepayment as discussed above. Market risk reflects the chance that the price of the security may fluctuate over time. The price of MBSs may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of MBSs, and a Series invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the chance that the Series may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. Government-related entities are guaranteed by the agency or instrumentality, and some, such as GNMA certificates, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, are supported only by the credit of the instrumentality. Although securities issued by U.S. Government-related agencies are guaranteed by the U.S. Government, its agencies or instrumentalities, shares of the Series are not so guaranteed in any way. The performance of private label MBSs, issued by private institutions, is based on the financial health of those institutions.

     ASSET-BACKED SECURITIES. The Global Asset Allocation Series also may invest in "asset-backed securities." These include secured debt instruments backed by automobile loans, credit card loans, home equity loans, manufactured housing loans and other types of secured loans providing the source of both principal and interest. Asset-backed securities are subject to risks similar to those discussed above with respect to MBSs. See the discussion of asset-backed securities in the Prospectus.

     WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES. Each of the Series may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Series will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. No income accrues on securities which have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery of the securities. If a Series disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time a Series enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities will be established and maintained with its custodian and will be marked to market daily. There is a risk that the securities may not be delivered and that the Series may incur a loss.

DERIVATIVE INSTRUMENTS:  OPTIONS, FUTURES AND FORWARD CURRENCY STRATEGIES

     WRITING COVERED CALL OPTIONS. Each of the Series may write (sell) covered call options. Covered call options generally will be written on securities and currencies which, in the opinion of MFR or the relevant sub-adviser, as applicable, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments.

     A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he or she may be assigned an exercise notice by the broker/dealer through whom such option was sold, requiring delivery of the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. MFR, Lexington and SMC believe that writing covered call options is less risky than writing uncovered or "naked" options, which the Series will not do.

     Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with that Series' investment objectives. When writing a covered call option, the Series in return for the premium gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, and retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, a Series has no control over when it may be required to sell the underlying securities or currencies, since the option may be exercised at any time prior to the option's expiration. If a call option which a Series has written expires, the Series will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, a Series will realize a gain or loss from the sale of the underlying security or currency.

     The premium which a Series receives for writing a call option is deemed to constitute the market value of an option. The premium the Series will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. In determining whether a particular call option should be written on a particular security or currency, MFR or the relevant sub-adviser, as applicable, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by a Series for writing covered call options will be recorded as a liability in the Series' statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sales price at the time which the net asset value per share of the Series is computed at the close of regular trading on the NYSE (currently, 3:00 p.m. Central time, unless weather, equipment failure or other factors contribute to an earlier closing time), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

     Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit a Series to write another call option on the underlying security or currency with either a different exercise price, expiration date or both. If the Series desires to sell a particular security or currency from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is no assurance that the Series will be able to effect such closing transactions at favorable prices. If the Series cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold, in which case it would continue to be at market risk with respect to the security or currency.

     The Series will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity normally are higher than those applicable to purchases and sales of portfolio securities.

     Call options written by the Series normally will have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Series may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

     The Series will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from the writing of the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Series.

     WRITING COVERED PUT OPTIONS. Each of the Series may write covered put options. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security or currency at the exercise price during the option period. The option may be exercised at any time prior to its expiration date. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

     The Series would write put options only on a covered basis, which means that the Series would either (i) set aside cash or liquid securities in an amount not less than the exercise price at all times while the put option is outstanding (the rules of the Options Clearing Corporation currently require that such assets be deposited in escrow to secure payment of the exercise price), (ii) sell short the security or currency underlying the put option at the same or higher price than the exercise price of the put option, or (iii) purchase a put option, if the exercise price of the purchased put option is the same or higher than the exercise price of the put option sold by the Series. The Series generally would write covered put options in circumstances where MFR or the relevant sub-adviser, wishes to purchase the underlying security or currency for the Series' portfolio at a price lower than the current market price of the security or currency. In such event, the Series would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Series also would receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received.

     PURCHASING PUT OPTIONS. Each of the Series may purchase put options. As the holder of a put option, the Series would have the right to sell the underlying security or currency at the exercise price at any time during the option period. The Series may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

     The Series may purchase a put option on an underlying security or currency ("protective put") owned by the Series as a hedging technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Series, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency when MFR or the relevant sub-adviser, as applicable, deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency eventually is sold.

     The Series also may purchase put options at a time when the Series does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Series seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Series will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction cost, unless the put option is sold in a closing sale transaction.

     The premium paid by the Series when purchasing a put option will be recorded as an asset in the Series' statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Series is computed (at the close of regular trading on the NYSE), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the writing of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

     PURCHASING CALL OPTIONS. Each of the Series may purchase call options. As the holder of a call option, the Series would have the right to purchase the underlying security or currency at the exercise price at any time during the option period. The Series may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Call options may be purchased by the Series for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options would enable the Series to acquire the security or currency at the exercise price of the call option plus the premium paid. At times, the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique also may be useful to a Series in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Series is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

     The Series also may purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options also may be purchased at times to avoid realizing losses that would result in a reduction of the Series' current return. For example, the Series has written a call option on an underlying security or currency having a current market value below the price at which such security or currency was purchased by the Series, an increase in the market price could result in the exercise of the call option written by the Series and the realization of a loss on the underlying security or currency with the same exercise price and expiration date as the option previously written.

     Aggregate premiums paid for put and call options will not exceed 5% of the Series' total assets at the time of purchase.

     Each of the Series may attempt to accomplish objectives similar to those involved in using Forward Contracts (defined below), as described in the Prospectus, by purchasing put or call options on currencies. A put option gives the Series as purchaser the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives the Series as purchaser the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. The Series might purchase a currency put option, for example, to protect itself during the contract period against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to the Series would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which the Series anticipates purchasing securities.

     Currency options may be either listed on an exchange or traded over-the-counter ("OTC options"). Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. The Securities and Exchange Commission ("SEC") staff considers OTC options and their cover to be illiquid securities. OTC options will not be purchased unless the Series believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of a quote provided by the dealer. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

     OPTIONS ON STOCK INDICES. Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

     RISK FACTORS IN OPTIONS ON INDICES. Because the value of an index option depends upon the movements in the level of the index rather than upon movements in the price of a particular security, whether the Series will realize a gain or a loss on the purchase or sale of an option on an index depends upon the movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of the individual security. Accordingly, successful use of positions will depend upon the ability of MFR or the relevant sub-adviser to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

     Index prices may be distorted if trading of securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities in the index. If this occurred, a Series would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses.

     Price movements in Series securities will not correlate perfectly with movements in the level of the index and therefore, a Series bears the risk that the price of the securities may not increase as much as the level of the index. In this event, the Series would bear a loss on the call which would not be completely offset by movements in the prices of the securities. It is also possible that the index may rise when the value of the Series' securities does not. If this occurred, a Series would experience a loss on the call which would not be offset by an increase in the value of its securities and might also experience a loss in the market value of its securities.

     Unless a Series has other liquid assets which are sufficient to satisfy the exercise of a call on the index, the Series will be required to liquidate securities in order to satisfy the exercise.

     When a Series has written a call on an index, there is also the risk that the market may decline between the time the Series has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Series is able to sell securities. As with options on securities, MFR or the relevant sub-adviser will not learn that a call has been exercised until the day following the exercise date, but, unlike a call on securities where the Series would be able to deliver the underlying security in settlement, the Series may have to sell part of its securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

     If a Series exercises a put option on an index which it has purchased before final determination of the closing index value for the day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" the Series will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although the Series may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff time for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

     TRADING IN FUTURES CONTRACTS. Each of the Series may enter into financial futures contracts, including stock index, interest rate and currency Futures ("Futures" or "Futures Contracts") as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Series. A Series' hedging may include sales of Futures as an offset against the effect of expected increases in interest rates or currency exchange rates, and purchases of Futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

     The Series will not enter into Futures Contracts for speculation and will only enter into Futures Contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate and currency Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are exchanged in London at the London International Financial Futures Exchange.

     Although techniques other than sales and purchases of Futures Contracts could be used to reduce a Fund's exposure to interest rate and currency exchange rate fluctuations, the Series may be able to hedge exposure more effectively and at a lower cost through using Futures Contracts.

     The Series will not enter into a Futures Contract if, as a result thereof, more than 5% of the Series' total assets (taken at market value at the time of entering into the contract) would be committed to "margin" (down payment) deposits on such Futures Contracts.

     A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (security or currency) for a specified price at a designated date, time and place. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times the Futures Contract is outstanding.

     Although Futures Contracts typically require future delivery of and payment for securities or currencies, Futures Contracts usually are closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical security or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Series realizes a gain; if it is more, the Series realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Series realizes a gain; if it is less, the Series realizes a loss. The transaction costs also must be included in these calculations. There can be no assurance, however, that the Series will be able to enter into an offsetting transaction with respect to a particular Futures
Contract at a particular time. If the Series is not able to enter into an offsetting transaction, the Series will continue to be required to maintain the margin deposits on the Futures Contract.

     As an example of an offsetting transaction, the contractual obligations arising from the sale of one Futures Contract of October Deutschemarks on an exchange may be fulfilled at any time before delivery under the Futures

Contract is required (i.e., on a specified date in October, the "delivery month") by the purchase of another Futures Contract of October Deutschemarks on the same exchange. In such instance, the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Series.

     Persons who trade in Futures Contracts may be broadly classified as "hedgers" and "speculators." Hedgers, such as the Series, whose business activity involves investment or other commitment in securities or other obligations, use the Futures markets primarily to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or expected to be acquired by them or fluctuations in the value of the currency in which the securities or obligations are denominated. Debtors and other obligors also may hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the Futures Contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates or currency exchange rates.

     The Series' Futures transactions will be entered into primarily for traditional hedging purposes; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Series' owns, or Futures Contracts will be purchased to protect the Series against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. Stock index futures contracts may be used to provide a hedge for a portion of the Series' portfolio, as a cash management tool, or as an efficient way for MFR or the relevant sub-adviser to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. Stock index futures contracts are currently traded with respect to the S&P 500 Index and other broad stock market indices, such as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Index. The Series may, however, purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Series' portfolio successfully, the Series must sell futures contracts with respect to indexes or subindexes whose movements will have a significant correlation with movements in the prices of the Series' securities.

     "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by the Series, in a segregated account with the Series' custodian, in order to initiate Futures trading and to maintain the Series' open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered into ("initial margin") is intended to assure the Series' performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded, and may be modified significantly from time to time by the exchange during the term of the Futures Contract. Futures Contracts customarily are purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

     If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit ("margin variation"). If the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, however, the broker will pay the excess to the Series. In computing daily net asset values, the Series will mark to market the current value of its open Futures Contracts. The Series expect to earn interest income on margin deposits.

     OPTIONS ON FUTURES CONTRACTS. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the Futures Contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities, currencies or index upon which the Futures Contracts are based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

     As an alternative to purchasing call and put options on Futures, the Series may purchase call and put options on the underlying securities or currencies themselves. Such options would be used in a manner identical to the use of options on Futures Contracts.

     To reduce or eliminate the leverage then employed by the Series, or to reduce or eliminate the hedge position then currently held by the Series, the Series may seek to close out an option position by selling an option covering the same securities or contract and having the same exercise price and expiration date. Trading in options on Futures Contracts began relatively recently. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop.

     RISKS OF USING FUTURES CONTRACTS. The prices of Futures Contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

     Successful use of futures contracts by the Series for hedging purposes is subject to MFR or the relevant sub-adviser's ability to correctly predict movements in the direction of the market. It is possible that, when the Series has sold futures to hedge its portfolio against a decline in the market, the index, indices, or underlying instruments on which the futures are written might advance and the value of the underlying instruments held in the Series' portfolio might decline. If this were to occur, the Series would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, it is believed that over time the value of the Series' portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the underlying instruments sought to be hedged. It is also possible that if the Series were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Series would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Series had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Series might have to sell underlying instruments at a time when it would be disadvantageous to do so.

     Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss of 150% of the original margin deposit, if the Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount invested in the Futures Contract. However, the Series presumably would have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying security and sold it after the decline.

     Furthermore, in the case of a Futures Contract purchase, in order to be certain that the Series has sufficient assets to satisfy its obligations under a Futures Contract, the Series sets aside and commits to back the Futures Contract an amount of cash and liquid securities equal in value to the current value of the underlying instrument less margin deposit.

     In the case of a Futures contract sale, the Series either will set aside amounts, as in the case of a Futures Contract purchase, own the security underlying the contract or hold a call option permitting the Series to purchase the same Futures Contract at a price no higher than the contract price. Assets used as cover cannot be sold while the position in the corresponding Futures Contract is open, unless they are replaced with similar assets. As a result, the commitment of a significant portion of the Series' assets to cover could impede portfolio management or the Series' ability to meet redemption requests or other current obligations.

     Most U.S. Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices occasionally have moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

     FORWARD CURRENCY CONTRACTS AND OPTIONS ON CURRENCY. Each of the Series may enter into forward currency contracts and related options. A forward currency contract ("Forward Contract") is an obligation, generally arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Series may accept or make delivery of the currency at the maturity of the Forward Contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. The Series will utilize Forward Contracts only on a covered basis. The Series engage in forward currency transactions in anticipation of, or to protect against, fluctuations in exchange rates. The Series might sell a particular foreign currency forward, for example, when it holds bonds denominated in a foreign currency but anticipates, and seeks to be protected against, a decline in the currency against the U.S. dollar. Similarly, the Series might sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, the Series might purchase a currency forward to "lock in" the price of securities denominated in that currency which it anticipates purchasing.

     Forward Contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A Forward Contract generally has no deposit requirement, and no commissions are charged at any stage for trades. The Series will enter into such Forward Contracts with major U.S. or foreign banks and securities or currency dealers in accordance with guidelines approved by the Fund's Board of Directors.

     The Series may enter into Forward Contracts either with respect to specific transactions or with respect to the Series' portfolio positions. The precise matching of the Forward Contract amounts and the value of specific securities generally will not be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the Forward Contract is entered into and the date it matures. Accordingly, it may be necessary for the Series to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Series is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency the Series is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be predicted accurately, causing the Series to sustain losses on these Contracts and transaction costs. Forward Contracts may be considered illiquid investments.

     At or before the maturity of a Forward Contract requiring the Series to sell a currency, the Series either may sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Series will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. Similarly, the Series may close out a Forward Contract requiring it to purchase a specified currency by entering into a second Contract entitling it to sell the same amount of the same currency on the maturity date of the first Contract. The Series would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first Contract and the offsetting Contract.

     The cost to the Series of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts usually are entered into on a principal basis, no fees or commissions are involved. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities the Series owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase. Although Forward Contracts presently are not regulated by the CFTC, the CFTC, in the future, may assert authority to regulate Forward Contracts. In that event, the Series' ability to utilize Forward Contracts in the manner set forth above may be restricted.

     INTEREST RATE AND CURRENCY SWAPS. Each of the Series may enter into interest rate, index and currency swaps and the purchase or sale of related caps, floors and collars. A Series usually will enter into interest rate swaps on a net basis if the contract so provides, that is, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Series receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as swaps, caps, floors and collars are entered into for good faith hedging purposes, the Series, MFR, Lexington and SMC, as applicable, believe that they do not constitute senior securities under the 1940 Act if appropriately covered and, thus, will not treat them as being subject to the Series' borrowing restrictions. A Series will not enter into any swap, cap, floor, collar or other derivative transaction unless, at the time of entering into the transaction, the unsecured long-term debt rating of the counterparty combined with any credit enhancements is rated at least A by Moody's or S&P or has an equivalent rating from a nationally recognized statistical rating organization or is determined to be of equivalent credit quality by MFR or the relevant sub-adviser. If a counterparty defaults, the Series may have contractual remedies pursuant to the agreements related to the transactions. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

     EMERGING COUNTRIES. Each of the Series may invest in debt securities in emerging markets. Investing in securities in emerging countries may entail greater risks than investing in debt securities in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Series' investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

     FOREIGN INVESTMENT RESTRICTIONS. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Series. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investments by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. A Series could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

     CURRENCY   FLUCTUATIONS.   Because   each  of  the  Series,   under  normal
circumstances, may invest substantial portions of their total assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Series' investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Series' holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Series' net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Series.

     The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the U.S., and other economic and financial conditions affecting the world economy.

     Although the Series value their assets daily in terms of U.S. dollars, the Series do not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The Series will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Series at one rate, while offering a lesser rate of exchange should the Series desire to sell that currency to the dealer.

     POLITICAL AND ECONOMIC RISKS. Investing in securities of non-U.S. companies may entail additional risks due to the potential political and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a Series could lose its entire investment in any such country.

     An investment in a Series which invests in non-U.S. companies is subject to the political and economic risks associated with investments in foreign markets. Even though opportunities for investment may exist in emerging markets, any change in the leadership or policies of the governments of those countries or in the leadership or policies of any other government which exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities which may currently exist.

     Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property which will be represented by the securities purchased by a Series. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by a Series will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, the Series could lose a substantial portion of its investments in such countries. The Series' investments would similarly be adversely affected by exchange control regulation in any of those countries.

     RELIGIOUS AND ETHNIC INSTABILITY. Certain countries in which a Series may invest may have vocal minorities that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for wide-spread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Series' investment in those countries.

     NON-UNIFORM CORPORATE DISCLOSURE STANDARDS AND GOVERNMENTAL REGULATION. Foreign companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the foreign securities held by a Series will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning foreign issuers of securities held by the Series than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, MFR or the relevant sub-adviser will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. Government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers.

     ADVERSE MARKET CHARACTERISTICS. Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities exchanges and brokers generally are subject to less governmental supervision and regulation than in the U.S., and foreign securities exchange transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the Series are uninvested and no return is earned thereon. The inability of the Series to make intended security purchases due to settlement problems could cause it to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Series due to subsequent declines in value of the portfolio security or, if the Series has entered into a contract to sell the security, could result in possible liability to the purchaser. MFR and the relevant sub-adviser will consider such difficulties when determining the allocation of the Series' assets.

     NON-U.S. WITHHOLDING TAXES. A Series' investment income and gains from foreign issuers may be subject to non-U.S. withholding and other taxes, thereby reducing the Series' investment income and gains.

     COSTS. Investors should understand that the expense ratio of each Series can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Series are higher.

     EASTERN EUROPE. Changes occurring in Eastern Europe and Russia today could have long-term potential consequences. As restrictions fail, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in the countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally-planned economies and state owned industries. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property. In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country's national interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of the Fund's assets invested in such countries and these authorities may not qualify as a foreign custodian under the Investment Company Act of 1940 and exemptive relief from such Act may be required. All of these considerations are among the factors which could cause significant risks and uncertainties with respect to investment in Eastern Europe and Russia.

     AMERICAN DEPOSITARY RECEIPTS (ADRS). Each of the Series may invest in ADRs. ADRs are dollar-denominated receipts issued generally by U.S. banks and which represent the deposit with the bank of a foreign company's securities. ADRs are publicly traded on exchanges or over-the-counter in the United States. Investors should consider carefully the substantial risks involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. See "Foreign Investment Restrictions," above.

INVESTMENT POLICY LIMITATIONS

     Each of the Series operates within certain fundamental investment policy limitations. These limitations may not be changed for the Series without approval of the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of that Series are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of that Series.

     The fundamental investment policies of the Series are:

 1. Not to invest in the securities of an issuer if the officers and directors of the Fund, Underwriter or Investment Adviser own more than 1/2 of 1% of such securities or if all such persons together own more than 5% of such securities.

 2. Not to invest more than 5% of its assets in the securities of any one issuer (other than securities of the U.S. Government, its agencies or instrumentalities); provided, however, that this limitation applies only with respect to 75% of the value of the Series' total assets.

 3. Not to purchase more than 10% of the outstanding voting securities (or of any class of outstanding securities) of any one issuer (other than securities of the U.S. Government, its agencies or instrumentalities).

 4. Not to invest in companies for the purpose of exercising control of management.

 5.  Not to act as underwriter of securities of other issuers.

 6. Not to invest in an amount equal to, or in excess of, 25% of its total assets in any particular industry (other than securities of the U.S. Government, its agencies or instrumentalities).

 7. Not to purchase or sell real estate. (This policy shall not prevent the Series from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.)

 8. Not to buy or sell commodities or commodity contracts; provided, however, that the Series may, to the extent appropriate under their investment programs, purchase securities of companies engaged in such activities, may enter into transactions in financial futures contracts and related options for hedging purposes, may engage in transactions on a when-issued or forward commitment basis and may enter into forward currency contracts.

 9. Not to make loans to other persons other than for the purchase of publicly distributed debt securities and U.S. Government obligations or by entry into repurchase agreements; provided, however, that Emerging Markets Total Return and Global Asset Allocation Series may make loans consistent with the 1940 Act.

10. Not to invest in limited partnerships or similar interests in oil, gas, mineral lease, mineral exploration or development programs; provided, however, that the Series may invest in the securities of other corporations whose activities include such exploration and development.

11. With respect to the Global High Yield Series, not to borrow money, except that the Series may (a) enter into certain futures contracts and options related thereto; (b) enter into commitments to purchase securities in accordance with the Series' investment program, including delayed delivery and when-issued securities and reverse repurchase agreements, and (c) for temporary emergency purposes, borrow money in amounts not exceeding 5% of the value of its total assets at the time the loan is made. The Emerging Markets Total Return and Global Asset Allocation Series may borrow in amounts not exceeding 33 1/3% of the value of total assets at the time the loan is made.

12. With respect to Global High Yield Series, not to purchase securities of any other investment company; provided, however that it may purchase securities of another investment company or investment trust, if purchased in the open market and then only if no profit, other than the customary broker's commission, results to a sponsor or dealer, or by merger or other reorganization.

13. With respect to Global High Yield Series not to issue senior securities (as defined in the 1940 Act) except as follows: (a) the Series may enter into commitments to purchase securities in accordance with the Series' investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities to the extent permitted under applicable regulations;
     (b) the Series may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, the interpretation of the 1940 Act or an exemptive order; (c) the Series may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (e) subject to fundamental restrictions, the Series may borrow money as authorized by the 1940 Act. The Emerging Markets Total Return and Global Asset Allocation Series may issue senior securities in compliance with the 1940 Act.

14. With respect to Global High Yield Series, not to invest more than 15% of its total assets in illiquid securities.

     The Global High Yield Series will not purchase securities on margin except as provided below. The following investment policy of Global High Yield Series is not a fundamental policy and may be changed by a vote of a majority of the Fund's Board of Directors without shareholder approval. Global High Yield Series may purchase and sell futures contracts and related options under the following conditions: (a) the then current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Series' total assets, at market value; and (b) no more than 5% of the Series' total assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.

     The above limitations, other than those relating to borrowing, are applicable at the time of investment, and later increases or decreases in percentages resulting from changes in value of net assets will not result in violation of such limitations. The Series interpret Fundamental Policy (7) to prohibit the purchase of real estate limited partnerships.

OFFICERS AND DIRECTORS

     The officers and directors of the Fund and their principal occupations for at least the last five years are as follows. Unless otherwise noted, the address of each officer and director is 700 Harrison Street, Topeka, Kansas 66636-0001.

--------------------------------------------------------------- -------------------------------------------------------------
NAME, ADDRESS AND POSITIONS HELD WITH THE FUNDS                 PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
--------------------------------------------------------------- -------------------------------------------------------------

JOHN D. CLELAND,* President and Director                        Senior Vice President and Managing Member Representative,
                                                                Security Management Company, LLC; Senior Vice President,
                                                                Security Benefit Group, Inc. and Security Benefit Life
                                                                Insurance Company.
--------------------------------------------------------------- -------------------------------------------------------------

                                       24

--------------------------------------------------------------- -------------------------------------------------------------
NAME, ADDRESS AND POSITIONS HELD WITH THE FUNDS                 PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
--------------------------------------------------------------- -------------------------------------------------------------

DONALD A. CHUBB, JR.,** Director                                Business broker, Griffith & Blair Realtors. Prior to 1997,
2222 SW 29th Street                                             President, Neon Tube Light Company, Inc.
Topeka, Kansas 66611

DONALD L. HARDESTY, Director                                    President, Central Research Corporation.
900 Bank IV Tower
Topeka, Kansas 66603

PENNY A. LUMPKIN,** Director                                    Vice President, Palmer News, Inc.  Prior to October 1991,
3616 Canterbury Town Road                                       Secretary and Director, Palmer Companies, Inc. (Wholesale
Topeka, Kansas 66610                                            Periodicals).

MARK L. MORRIS, JR.,** Director                                 President, Mark Morris Associates (Veterinary Research and
5500 SW 7th Street                                              Education).
Topeka, Kansas 66606

JEFFREY B. PANTAGES,* Director                                  Senior Vice President, Security Benefit Group, Inc. and
1266 South Street                                               Security Benefit Life Insurance Company.  Prior to June
Needham, MA 02192                                               1996, President, Chief Investment Officer and Director,
                                                                Security Management Company.  Prior to April 1992, Managing
                                                                Director, Prudential Life.

HUGH L. THOMPSON, Director                                      President, Washburn University.
1700 College
Topeka, KS 66621

JAMES R. SCHMANK, Vice President and Treasurer                  President (Interim), Treasurer, Chief Fiscal Officer and
                                                                Managing Member Representative, Security Management
                                                                Company, LLC; Vice President and Interim Chief Investment
                                                                Officer, Security Benefit Group, Inc. and Security Benefit
                                                                Life Insurance Company.

MARK E. YOUNG, Vice President                                   Vice President, Security Management Company, LLC; Assistant
                                                                Vice President, Security Benefit Group, Inc. and Security
                                                                Benefit Life Insurance Company.

JANE A. TEDDER, Vice President                                  Vice President and Senior Portfolio Manager, Security
                                                                Management Company, LLC; Vice President, Security Benefit
                                                                Group, Inc. and Security Benefit Life Insurance Company.

AMY J. LEE, Secretary                                           Secretary, Security Management Company, LLC; Vice
                                                                President, Associate General Counsel and Assistant
                                                                Secretary, Security Benefit Group, Inc. and Security
                                                                Benefit Life Insurance Company.

BRENDA M. HARWOOD, Assistant Treasurer and                      Assistant Vice President, Assistant Treasurer and Assistant
Assistant Secretary                                             Secretary, Security Management Company, LLC; Assistant Vice
                                                                President, Security Benefit Group, Inc. and Security
                                                                Benefit Life Insurance Company.

STEVEN M. BOWSER, Assistant Vice President                      Assistant Vice President and Portfolio Manager, Security
                                                                Management Company, LLC; Assistant Vice President, Security
                                                                Benefit Group, Inc. and Security Benefit Life Insurance
                                                                Company.  Prior to October 1992, Assistant Vice President
                                                                and Portfolio Manager, Federal Home Loan Bank.

GREGORY A. HAMILTON, Assistant Vice President                   Second Vice President, Security Management Company, LLC,
                                                                Security Benefit Group, Inc. and Security Benefit Life
                                                                Insurance Company.  Prior to December 1992, First Vice
                                                                President and Manager of Investments Division, Mercantile
                                                                National Bank.
--------------------------------------------------------------- -------------------------------------------------------------

                                       25

--------------------------------------------------------------- -------------------------------------------------------------
NAME, ADDRESS AND POSITIONS HELD WITH THE FUNDS                 PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
--------------------------------------------------------------- -------------------------------------------------------------

CHRISTOPHER D. SWICKARD, Assistant Secretary                    Assistant Vice President and Assistant Counsel, Security
                                                                Benefit Group, Inc. and Security Benefit Life Insurance
                                                                Company.  Prior to June 1992, student at Washburn
                                                                University School of Law.
-----------------------------------------------------------------------------------------------------------------------------
 *These directors are deemed to be "interested persons" of the Fund under the Investment Company Act of 1940, as amended.

**These directors serve on the Fund's audit  committee,  the purpose of which is to meet with the  independent  auditors,  to review the work of the  auditors,  and to oversee the  handling  by  Security  Management  Company,  LLC of the  accounting functions for the Series.
-----------------------------------------------------------------------------------------------------------------------------

     The officers of the Fund hold identical offices with each of the funds in the Security Funds' complex, which consists of Security Equity, Security Ultra, Security Growth and Income, Security Tax-Exempt, Security Cash and SBL Funds, except Mr. Bowser and Mr. Hamilton who is also Assistant Vice President of SBL Fund and Security Equity Fund. The directors of the Fund also serve as directors of the Funds in the Security Funds' complex. See the table under "Investment Management," page 32, for positions held by such persons with SMC. Mr. Young and Ms. Lee hold identical offices for the Distributor (Security Distributors, Inc.). Messrs. Cleland and Schmank are also directors and Vice Presidents of the Distributor and Ms. Harwood is Treasurer of the Distributor.

REMUNERATION OF DIRECTORS AND OTHERS

     The Fund directors, except those directors who are "interested persons" of the Fund, receive from the Fund an annual retainer of $1,042 and a fee of $133 per meeting, plus reasonable travel costs, for each meeting of the board attended. Each of the seven Series of the Fund paid a pro rata portion of the directors' fees based on the amount of its net assets. Certain directors who are members of the Fund's audit committee receive a fee of $100 per hour and reasonable travel costs for each meeting of the audit committee attended.

     The Fund does not pay any fees to, or reimburse expenses of, directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the directors during the fiscal year ended December 31, 1996, and the aggregate compensation paid to each of the directors during calendar year 1996 by all seven of the registered investment companies in the "Security Fund Complex," are set forth in the accompanying chart. Each of the directors is a director of each of the other registered investment companies in the Security Fund Complex.

----------------------------------------------------------------------------------------------------------------------------
                                                                                                      TOTAL COMPENSATION
NAME OF                                            PENSION OR RETIREMENT                              FROM THE SECURITY
DIRECTOR OF               AGGREGATE COMPENSATION     BENEFITS ACCRUED AS      ESTIMATED ANNUAL           FUND COMPLEX,
THE FUND                      FROM THE FUND        PART OF FUND EXPENSES    BENEFITS UPON RETIREMENT  INCLUDING THE FUND
----------------------------------------------------------------------------------------------------------------------------
Willis A. Anton, Jr.            $1,542                       $0                     $0                     $18,500
Donald A. Chubb, Jr.             1,571                        0                      0                      18,900
John D. Cleland                      0                        0                      0                           0
Donald L. Hardesty               1,542                        0                      0                      18,500
Penny A. Lumpkin                 1,571                        0                      0                      18,900
Mark L. Morris, Jr.              1,571                        0                      0                      18,900
Jeffrey B. Pantages                  0                        0                      0                           0
Harold G. Worswick*                  0                        0                      0                       6,450
Hugh L. Thompson                 1,181                        0                      0                      14,175
----------------------------------------------------------------------------------------------------------------------------
*The Fund has accrued deferred compensation in the amount of $537 for Mr. Worswick as of December 31, 1996.
---------------------------------------------------------------------------------------------------------------------------

     On March 31, 1997, the Fund's officers and directors (as a group) did not own shares of the Series.

HOW TO PURCHASE SHARES

     As discussed below, shares of the Series may be purchased with either a front-end or contingent deferred sales charge. Each of the Series reserves the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders.

     As a convenience to investors and to save operating expenses, the Series do not issue certificates for Series shares except upon written request by the stockholder.

     Security Distributors, Inc. (the "Distributor"), 700 SW Harrison, Topeka, Kansas, a wholly-owned subsidiary of Security Benefit Group, Inc., is principal underwriter for the Series. Investors may purchase shares of the Series through authorized dealers who are members of the National Association of Securities Dealers, Inc. In addition, banks and other financial institutions may make shares of the Series available to their customers. (Banks and other financial institutions that make shares of the Series available to their customers in Texas must be registered with that state as securities dealers.) The minimum initial purchase must be $100 and subsequent purchases must be $100 unless made through an Accumulation Plan which allows a minimum initial purchase of $100 and subsequent purchases of $20. (See "Accumulation Plan," page 31.) An application may be obtained from the Distributor.

     Orders for the purchase of shares of the Series will be confirmed at an offering price equal to the net asset value per share next determined after receipt of the order in proper form by the Distributor (generally as of the close of the Exchange on that day) plus the sales charge in the case of Class A shares of the Series. Orders received by dealers or other firms prior to the close of the Exchange and received by the Distributor prior to the close of its business day will be confirmed at the offering price effective as of the close of the Exchange on that day. Dealers and other financial services firms are obligated to transmit orders promptly.

ALTERNATIVE PURCHASE OPTIONS

     The Series offers two classes of shares:

     CLASS A SHARES - FRONT-END LOAD OPTION. Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed (except that shares sold in an amount of $1,000,000 or more without a front-end sales charge will be subject to a contingent deferred sales charge of 1% for one year). See Appendix A for a discussion of "Rights of Accumulation" and "Statement of Intention," which options may serve to reduce the front-end sales charge.

     CLASS B SHARES - BACK-END LOAD OPTION. Class B shares are sold without a sales charge at the time of purchase, but are subject to a deferred sales charge if they are redeemed within five years of the date of purchase. Class B shares will automatically convert tax-free to Class A shares at the end of eight years after purchase.

     The decision as to which class is more beneficial to an investor depends on the amount and intended length of the investment. Investors who would rather pay the entire cost of distribution at the time of investment, rather than spreading such cost over time, might consider Class A shares. Other investors might consider Class B shares, in which case 100% of the purchase price is invested immediately, depending on the amount of the purchase and the intended length of investment. The Series will not normally accept any purchase of Class B shares in the amount of $250,000 or more.

     Dealers or others may receive different levels of compensation depending on which class of shares they sell.

CLASS A SHARES

     Class A shares of the Series are offered at net asset value plus an initial sales charge as follows:

--------------------------------------------------------------------------------
                                                    SALES CHARGE
                                  ----------------------------------------------
                                                      PERCENTAGE
                                     APPLICABLE         OF NET       PERCENTAGE
AMOUNT OF PURCHASE                  PERCENTAGE OF       AMOUNT       REALLOWABLE
AT OFFERING PRICE                  OFFERING PRICE      INVESTED      TO DEALERS
--------------------------------------------------------------------------------

Less than $50,000.................      4.75%           4.99%           4.00%
$50,000 but less than $100,000....      3.75            3.90            3.00
$100,000 but less than $250,000...      2.75            2.83            2.20
$250,000 but less than $1,000,000.      1.75            1.78            1.40
$1,000,000 or more................      None            None         (See below)
--------------------------------------------------------------------------------

     Purchases of Class A shares of the Series in amounts of $1,000,000 or more are at net asset value (without a sales charge), but are subject to a contingent deferred sales charge of 1% in the event of redemption within one year following purchase. For a discussion of the contingent deferred sales charge, see
"Calculation and Waiver of Contingent Deferred Sales Charges" page 30. The Distributor will pay a commission to dealers on purchases of

$1,000,000 or more as follows: 1.00% on sales up to $5,000,000, plus .50% on sales of $5,000,000 or more up to $10,000,000, and .10% on any amount of $10,000,000 or more.

CLASS A DISTRIBUTION PLAN

     As discussed in the prospectus, each of the Series has a Distribution Plan for its Class A shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan authorizes the Series to pay an annual fee to the Distributor equal to .25% of the average daily net asset value of the Class A shares of each Series to finance various activities relating to the distribution of such shares to investors. These expenses include, but are not limited to, the payment of compensation (including compensation to securities dealers and other financial institutions and organizations) to obtain various administrative services for each Series. These services include, among other things, processing new shareholder account applications and serving as the primary source of information to customers in answering questions concerning each Series and their transactions with the Series. The Distributor is also authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of each Series. The Distributor is required to report in writing to the Board of Directors of the Fund and the board will review at least quarterly the amounts and purpose of any payments made under the Plan. The Distributor is also required to furnish the board with such other information as may reasonably be requested in order to enable the board to make an informed determination of whether the Plan should be continued.

     The Plan became effective with respect to Global High Yield Series on June 1, 1995, and the other Series on May 1, 1997, and was renewed by the directors of the Fund with respect to Global High Yield Series on February 7, 1997. The Plan will continue from year to year, provided that such continuance is approved at least annually by a vote of a majority of the Board of Directors of the Fund, including a majority of the independent directors cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time on 60 days' written notice, without penalty, if a majority of the disinterested directors or the Class A shareholders of a Series vote to terminate the Plan. Any agreement relating to the implementation of the Plan terminates automatically if it is assigned. The Plan may not be amended to increase materially the amount of payments thereunder without approval of the Class A shareholders of the Series.

     Because all amounts paid pursuant to the Distribution Plan are paid to the Distributor, SMC and its officers, directors and employees, including Messrs. Cleland and Pantages (directors of the Fund), Messrs. Young, Schmank, Hamilton, Bowser and Swickard, Ms. Lee and Ms. Harwood (officers of the Fund), all may be deemed to have a direct or indirect financial interest in the operation of the Distribution Plan. None of the independent directors have a direct or indirect financial interest in the operation of the Distribution Plan.

     Benefits from the Distribution Plan may accrue to the Series and their stockholders from the growth in assets due to sales of shares to the public pursuant to the Distribution Agreement with the Distributor. Increases in the Series' net assets from sales pursuant to its Distribution Plan and Agreement may benefit shareholders by reducing per share expenses, permitting increased
investment   flexibility  and   diversification   of  the  Series'  assets,  and
facilitating economies of scale (e.g., block purchases) in the Series' securities transactions.

     Distribution fees paid by Class A stockholders of the Global High Yield Series to the Distributor under the Plan for the year ended December 31, 1996, totaled $7,921. Approximately $7,721 of this amount was paid as a service fee to broker/dealers and $200 was spent on promotions. The amount spent on promotions consists primarily of amounts reimbursed to dealers for expenses (primarily travel, meals and lodging) incurred in connection with attendance by their representatives at educational meetings concerning the Series. The Distributor may engage the services of an affiliated advertising agency for advertising, preparation of sales literature and other distribution-related activities.

CLASS B SHARES

     Class B shares of the Series are offered at net asset value, without an initial sales charge. With certain exceptions, these Series may impose a deferred sales charge on shares redeemed within five years of the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to the stockholder. The deferred sales charge is retained by the Distributor.

     Whether a contingent deferred sales charge is imposed and the amount of the charge will depend on the number of years since the stockholder made a purchase payment from which an amount is being redeemed, according to the following schedule:

YEAR SINCE PURCHASE PAYMENT WAS MADE            CONTINGENT DEFERRED SALES CHARGE

             First                                              5%
             Second                                             4%
             Third                                              3%
             Fourth                                             3%
             Fifth                                              2%
        Sixth and Following                                     0%

     Class B shares (except shares purchased through the reinvestment of dividends and other distributions with respect to Class B shares) will automatically convert on the eighth anniversary of the date such shares were purchased to Class A shares which are subject to a lower distribution fee. This automatic conversion of Class B shares will take place without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificates to SMC.) All shares purchased through reinvestment of dividends and other distributions with respect to Class B shares ("reinvestment shares") will be considered to be held in a separate subaccount. Each time any Class B shares (other than those held in the subaccount) convert to Class A shares, a pro rata portion of the reinvestment shares held in the subaccount will also convert to Class A shares. Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. Because the net asset value per share of the Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a shareholder may receive more or less Class A shares than the number of Class B shares converted. Under current law, it is the Fund's opinion that such a conversion will not constitute a taxable event under federal income tax law. In the event that this ceases to be the case, the Board of Directors will consider what action, if any, is appropriate and in the best interests of the Class B stockholders.

CLASS B DISTRIBUTION PLAN

     Each of the Series bears some of the costs of selling its Class B shares under a Distribution Plan adopted with respect to its Class B shares ("Class B Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act"). This Plan was adopted by the Board of Directors of the Fund with respect to Global High Yield Series on February 3, 1995, and with respect to the Emerging Markets Total Return and Global Asset Allocation Series, on February 7, 1997. The Plan was renewed with respect to Global High Yield Series on February 7, 1997. The Plan provides for payments at an annual rate of 1.00% of the average daily net asset value of Class B shares. Amounts paid by the Series are currently used to pay dealers and other firms that make Class B shares available to their customers (1) a commission at the time of purchase normally equal to 4.00% of the value of each share sold and (2) a service fee payable for each year after the first, quarterly, in an amount equal to .25% annually of the average daily net asset value of Class B shares sold by such dealers and other firms and remaining outstanding on the books of the Series.

     Rules of the National Association of Securities Dealers, Inc. ("NASD") limit the aggregate amount that each Series may pay annually in distribution costs for the sale of its Class B shares to 6.25% of gross sales of Class B shares since the inception of the Distribution Plan, plus interest at the prime rate plus 1% on such amount (less any contingent deferred sales charges paid by Class B shareholders to the Distributor). The Distributor intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with the Class B Distribution Plan which exceed current annual payments permitted to be received by the Distributor from the Series. The Distributor intends to seek full payment of such charges from the Series (together with annual interest thereon at the prime rate plus 1%) at such time in the future as, and to the extent that, payment thereof by the Series would be within permitted limits.

     Each Series' Class B Distribution Plan may be terminated at any time with respect to any Series by vote of the directors who are not interested persons of the Fund as defined in the 1940 Act or by vote of a majority of the outstanding Class B shares of the Series. In the event the Class B Distribution Plan is terminated by the Class B stockholders or the Fund's Board of Directors, the payments made to the Distributor pursuant to the Plan up to that time would be retained by the Distributor. Any expenses incurred by the Distributor in excess of those payments would be absorbed by the Distributor. Distribution fees paid by Class B stockholders of Global High Yield Series to the Distributor under the Plan for the year ended December 31, 1996, totaled $15,035. The Series make no payments in connection with the sales of their Class B shares other than the distribution fee paid to the Distributor.

CALCULATION AND WAIVER OF CONTINGENT DEFERRED SALES CHARGES

     Any contingent deferred sales charge imposed upon redemption of Class A shares (purchased in an amount of $1,000,000 or more) and Class B shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or
(2) the net cost of such shares. No contingent deferred sales charge is imposed upon redemption of amounts derived from (1) increases in the value above the net cost of such shares due to increases in the net asset value per share of the Series; (2) shares acquired through reinvestment of income dividends and capital gain distributions; or (3) Class A shares (purchased in an amount of $1,000,000 or more) held for more than one year or Class B shares held for more than five years. Upon request for redemption, shares not subject to the contingent deferred sales charge will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

     The contingent deferred sales charge is waived: (1) following the death of a stockholder if redemption is made within one year after death, (2) upon the disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a stockholder prior to age 65 if redemption is made within one year after the disability, provided such disability occurred after the stockholder opened the account; (3) in connection with required minimum distributions in the case of an IRA, SAR-SEP or Keogh or any other retirement plan qualified under Section 401(a), 401(k) or 403(b) of the Code; and (4) in the case of distributions from retirement plans qualified under Section 401(a) or 401(k) of the Internal Revenue Code due to (i) returns of excess contributions to the plan, (ii) retirement of a participant in the plan, (iii) a loan from the plan (repayment of loans, however, will constitute new sales for purposes of assessing the
CDSC), (iv) "financial hardship" of a participant in the plan, as that term is defined in Treasury Regulation Section 1.401(k)-1(d)(2), as amended from time to time, (v) termination of employment of a participant in the plan, (vi) any other permissible withdrawal under the terms of the plan. The contingent deferred sales charge also may be waived in the case of certain redemptions of shares of the Series pursuant to a Systematic Withdrawal Program (refer to page 31 for details).

ARRANGEMENTS WITH BROKER/DEALERS AND OTHERS

     The Distributor, from time to time, may provide promotional incentives or pay a bonus to certain dealers whose representatives have sold or are expected to sell significant amounts of the Series. Such promotional incentives may include payment for attendance (including travel and lodging expenses) by qualifying registered representatives (and members of their families) to sales seminars at luxury resorts within or without the United States. Bonus compensation may include reallowance of the entire sales charge and also may include, with respect to Class A shares, an amount which exceeds the entire sales charge and, with respect to Class B shares, an amount which exceeds the maximum commission. The Distributor also may provide financial assistance to certain dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns, and/or shareholder services and programs regarding one or more of the Series. Certain of the promotional incentives or bonuses may be financed by payments to the Distributor under a Rule 12b-1 Distribution Plan. The payment of promotional incentives and/or bonuses will not change the price an investor will pay for shares or the amount that the Series will receive from such sale. No compensation will be offered to the extent it is prohibited by the laws of any state or self-regulatory agency, such as the National Association of Securities Dealers, Inc. ("NASD"). A Dealer to whom substantially the entire sales charge of Class A shares is reallowed may be deemed to be an "underwriter" under federal securities laws.

     The Distributor also may pay banks and other financial services firms that facilitate transactions in shares of the Series for their clients a transaction fee up to the level of the payments made allowable to dealers for the sale of such shares as described above. Banks currently are prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Fund's Board of Directors would consider what action, if any, would be appropriate.

     In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

PURCHASES AT NET ASSET VALUE

     Class A shares of the Series may be purchased at net asset value by (1) directors, officers and employees of the Funds, MFR (and its affiliates) or the Distributor; directors, officers and employees of Security Benefit Life Insurance Company and its subsidiaries; agents licensed with Security Benefit Life Insurance Company; spouses or minor children of any such agents; as well as the following relatives of any such directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews; (2) any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above;
(3) retirement plans where third party administrators of such plans have entered into certain arrangements with the Distributor or its affiliates provided that no commission is paid to dealers; and (4) officers, directors, partners or registered representatives (and their spouses and minor children) of broker/dealers who have a selling agreement with the Distributor.

     Life agents and associated personnel of broker/dealers must obtain a special application from their employer or from the Distributor, in order to qualify for such purchases.

     Class A shares of the Series also may be purchased at net asset value when the purchase is made on the recommendation of (i) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor; or (ii) a certified financial planner or registered broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" is imposed. The Distributor must be notified when a purchase is made that qualifies under this provision.

ACCUMULATION PLAN

     Investors in the Series may purchase shares on a periodic basis under an Accumulation Plan which provides for an initial investment of $100 minimum, and subsequent investments of $20 minimum at any time. An Accumulation Plan is a voluntary program, involving no obligation to make periodic investments, and is terminable at will. Payments are made by sending a check to the Distributor who (acting as an agent for the dealer) will purchase whole and fractional shares of the Series as of the close of business on the day such payment is received. A confirmation and statement of account will be sent to the investor following each investment. Certificates for whole shares will be issued upon request. No certificates will be issued for fractional shares which may be withdrawn only by redemption for cash.

     Investors may choose to use "Secur-O-Matic" (automatic bank draft) to make their Series purchases. There is no additional charge for using Secur-O-Matic. An application may be obtained from the Series.

SYSTEMATIC WITHDRAWAL PROGRAM

     A Systematic Withdrawal Program may be established by stockholders who wish to receive regular monthly, quarterly, semiannual or annual payments of $25 or more. A Program may also be based upon the liquidation of a fixed or variable number of shares provided that the minimum amount is withdrawn. However, the Fund does not recommend this (or any other amount) as an appropriate withdrawal. Shares with a current offering price of $5,000 or more must be deposited with SMC acting as agent for the stockholder under the Program. There is no service charge on the Program as SMC pays the costs involved.

     Sufficient shares will be liquidated at net asset value to meet the specified withdrawals. Liquidation of shares may deplete or possibly use up the investment, particularly in the event of a market decline. Payments cannot be considered as actual yield or income since part of such payments is a return of capital and may constitute a taxable event to the stockholder. The maintenance of a Withdrawal Program concurrently with purchases of additional shares of the Series would be disadvantageous because of the sales commission payable in respect to such purchases. During the withdrawal period, no payments will be accepted under an Accumulation Plan. Income dividends and capital gains distributions are automatically reinvested at net asset value. If an investor has an Accumulation Plan in effect, it must be terminated before a Systematic Withdrawal Program may be initiated.

     The stockholder receives confirmation of each transaction showing the source of the payment and the share balance remaining in the Program. A Program may be terminated on written notice by the stockholder or the Fund, and it will terminate automatically if all shares are liquidated or withdrawn from the account.

     A stockholder may establish a Systematic Withdrawal Program with respect to Class B shares without the imposition of any applicable contingent deferred sales charge, provided that such withdrawals do not in any 12-month period, beginning on the date the Program is established, exceed 10% of the value of the account on that date ("Free Systematic Withdrawals"). Free Systematic Withdrawals are not available if a Program established with respect to Class B shares provides for withdrawals in excess of 10% of the value of the account in any Program year and, as a result, all withdrawals under such a Program are subject to any applicable contingent deferred sales charge. Free Systematic Withdrawals will be made first by redeeming those shares that are not subject to the contingent deferred sales charge and then by redeeming shares held the longest. The contingent deferred sales charge applicable to a redemption of Class B shares requested while Free Systematic Withdrawals are being made will be calculated as described under "Calculation and Waiver of Contingent Deferred Sales Charges," page 30. A Systematic Withdrawal form may be obtained from the Fund.

INVESTMENT MANAGEMENT

     MFR Advisors, Inc. ("MFR"), One Liberty Plaza, New York, New York 10006, has served as investment adviser to the Series since May 1, 1997 (date of inception of Emerging Markets Total Return and Global Asset Allocation Series). Prior to that date, MFR served as a sub-adviser to the Global High Yield Series and SMC served as investment adviser. The current Investment Advisory Contract for the Series is dated April 28, 1997 and was approved by the Fund's Board of Directors at a regular meeting held February 7, 1997. MFR is a subsidiary of Maria Fiorini Ramirez, Inc. ("Ramirez") which was established in August of 1992 to provide global economic consulting, investment advisory and broker-dealer services. Ramirez owns 100% of the outstanding common stock of MFR. Maria Fiorini Ramirez owns 100% of the outstanding capital stock of Ramirez. MFR currently acts as sub-adviser to the Lexington Ramirez Global Income Fund and SBL Fund, Global Aggressive Bond Series and also serves as an institutional manager for private clients.

     Pursuant to the Investment Advisory Contract, MFR furnishes investment advisory, statistical and research services to the Series, supervises and arranges for the purchase and sale of securities on behalf of the Series, provides for the maintenance and compilation of records pertaining to the investment advisory functions, and makes certain guarantees with respect to the Series' annual expenses. MFR guarantees that the aggregate annual expenses of the respective Series (including for any fiscal year, the management fee, but excluding interest, taxes, brokerage commissions, extraordinary expenses and Class B distribution fees) shall not exceed the level of expenses which the Series is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Series are then qualified for sale. (MFR is not aware of any state that currently imposes limits on the level of mutual fund expenses.) MFR will contribute such funds or waive such portion of its management fee as may be necessary to insure that the aggregate expenses of the Series do not exceed the guaranteed maximum.

     MFR has retained Lexington Management Corporation ("Lexington") to furnish certain advisory services to the Series pursuant to a Sub-Advisory Agreement, effective May 1, 1997. Pursuant to this agreement, Lexington furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of the Series and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Board of Directors of the Fund, and MFR. For such services, MFR pays Lexington an amount equal to .20% of the average net assets of the Series, computed on a daily basis and payable monthly. The Sub-Advisory Agreement may be terminated without penalty at any time by either party on 60 days' written notice and is automatically terminated in the event of its assignment or in the event that the Investment Advisory Contract between MFR and the Fund is terminated, assigned or not renewed.

     Lexington is a wholly-owned subsidiary of Lexington Global Asset Managers, Inc., a Delaware corporation with offices at Park 80 West Plaza Two, Saddle Brook, New Jersey 07663. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities have a majority voting control of the outstanding shares of Lexington Global Asset Managers, Inc. Lexington was established in 1938 and currently manages over $3.8 billion in assets.

     MFR has entered into a Sub-Advisory Agreement with Security Management Company, LLC ("SMC"), 700 SW Harrison Street, Topeka, Kansas 66636-0001, to provide investment advisory services with respect to the Global Asset Allocation Series' investments in domestic equities, subject to the control and supervision of the Board of Directors of the Fund. For such services, MFR pays SMC an amount equal to .15% of the average net assets of the Global Asset Allocation Series, computed on a daily basis and payable monthly. SMC is a wholly-owned subsidiary of Security Benefit Life Insurance Company.

     For its services, MFR is entitled to receive compensation on an annual basis equal to 1.0% of the average daily closing value of the net assets of each of Emerging Markets Total Return and Global Asset Allocation Series and .75% of the average daily closing value of the net assets of Global High Yield Series, computed on a daily basis and payable monthly. During the fiscal year ended December 31, 1996 and the period June 1, 1995 (date of inception) to December 31, 1995, the former Investment Adviser, SMC, waived its advisory fee in the amount of $34,900 and $9,033, respectively; after the fee waiver, Global High Yield Series paid $0 and $7,904, respectively, to SMC for its services. For the fiscal year ended December 31, 1996 and the period June 1, 1995 (date of inception) through December 31, 1995, expenses incurred by Global High Yield Series exceeded 2.0% of the average net assets and accordingly, the former investment adviser, SMC, reimbursed the Series $3,690 and $15,172, respectively.

     Each Series will pay all of its expenses not assumed by MFR or the Distributor including organization expenses; directors' fees; fees and expenses of custodian; taxes and governmental fees; interest charges; membership dues; brokerage commissions; reports; proxy statements; costs of stockholder and other meetings; Class B distribution fees; and legal, auditing and accounting expenses. Each Series also will pay for the preparation and distribution of the prospectus to its stockholders and all expenses in connection with its registration under federal and state securities laws. Each Series will pay nonrecurring expenses as may arise, including litigation affecting it.

     The Investment Advisory Contract between MFR and the Fund expires on May 1, 1998. The contract is renewable annually by the Fund's Board of Directors or by a vote of a majority of a Series' outstanding securities and, in either event, by a majority of the board who are not parties to the contract or interested persons of any such party. The contract provides that it may be terminated without penalty at any time by either party on 60 days' notice and is automatically terminated in the event of assignment.

     Pursuant to an  Administrative  Services  Agreement with the Fund, SMC also
acts  as  the   administrative   agent  for  the  Fund  and  as  such   performs
administrative functions and the bookkeeping, accounting and pricing functions for the Series. For these services, SMC receives, on an annual basis, a fee of
 .045% of the average net assets of the Series, calculated daily and payable monthly. In addition, SMC receives, with respect to Global High Yield Series, an annual fee equal to the greater of .10% of its average daily net assets or $60,000 and with respect to the Emerging Markets Total Return and Asset Allocation Series, an annual fee equal to the greater of .10% of its average daily net assets or (i) $30,000 in the year ending May 1, 1998; (ii) $45,000 in the year ending May 1, 1999; or (iii) $60,000 thereafter.

     Under the Administrative Services Agreement identified above, SMC acts as the transfer agent for the Series. As such, SMC performs all shareholder servicing functions, including transferring record ownership, processing purchase and redemption transactions, answering inquiries, mailing stockholder communications and acting as the dividend disbursing agent. For these services, SMC receives an annual maintenance fee of $8.00 per account, a fee of $1.00 per shareholder transaction, and a fee of $1.00 per dividend transaction.

     For the fiscal year ended December 31, 1996, the expense ratios were 1.98% and 2.75%, respectively of the average net assets of Class A and B shares of the Global High Yield Series. The expense figures quoted are net of expense reimbursements and fees paid indirectly as a result of earnings credits earned on overnight cash balances. Expense information is not yet available for the other Series as they did not begin operations until May 1997.

     The following persons are affiliated with the Funds and also with MFR in these capacities:

--------------------------------------------------------------------------------
                               POSITIONS WITH              POSITIONS WITH
NAME                              THE FUND                 MFR ADVISORS, INC.
--------------------------------------------------------------------------------

Maria Fiorini Ramirez              None*                President
Bruce Jensen                       None*                Chief Investment Officer
Tim Downing                        None                 Chief Financial Officer
--------------------------------------------------------------------------------
*It is  anticipated  that  Maria  Ramirez  and Bruce  Jensen  will be  appointed directors of the Fund at a meeting of the Board of Directors of the Fund to be held May 2, 1997.
--------------------------------------------------------------------------------

     The following persons are affiliated with the Funds and also with SMC in these capacities:

--------------------------------------------------------------------------------
                                                   POSITIONS WITH
                                                   SECURITY MANAGEMENT
NAME                   POSITIONS WITH THE FUND     COMPANY, LLC
--------------------------------------------------------------------------------

James R. Schmank       Vice President and          President (Interim),
                       Treasurer                   Treasurer, Chief Fiscal
                                                   Officer and Managing
                                                   Member Representative

John D. Cleland        President and Director      Senior Vice President and
                                                   Managing Member
                                                   Representative

Mark E. Young          Vice President              Vice President-Operations

Amy J. Lee             Secretary                   Secretary

Brenda M. Harwood      Assistant Treasurer and     Assistant Vice President,
                       Assistant Secretary         Assistant Treasurer
                                                   and Assistant Secretary

Steven M. Bowser       Assistant Vice President    Assistant Vice President
                                                   and Portfolio Manager

Gregory A. Hamilton    Assistant Vice President    Second Vice President
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

     The Global Asset Allocation Series is managed by an investment team of MFR. Bruce Jensen, Chief Investment Officer, has day-to-day responsibility for managing the Series and directs the allocation of investments among common stocks and fixed income securities. The common stock portion of the Series' portfolio receives sub-investment advisory services from Lexington for international equities and SMC for domestic equities. The Global High Yield Series is managed by an investment management team of Lexington and MFR. Denis
P. Jamison and Maria Fiorini Ramirez have day-to-day responsibility for managing the Series and have managed the Series since its inception in 1995. The Emerging Markets Total Return Series is managed by an investment team of MFR. Bruce Jensen, Chief Investment Officer, has day-to-day responsibility for managing the Series and directs the allocation of investments among common stocks and fixed income securities. The common stock portion of the Series receives sub-investment advisory services from Lexington.

     Denis P. Jamison, C.F.A., Senior Vice President, Director Fixed Income Strategy of Lexington is responsible for fixed-income portfolio management. He is a member of the New York Society of Security Analysts. Mr. Jamison has more than 20 years investment experience. Prior to joining Lexington in 1981, Mr. Jamison had spent nine years at Arnold Bernhard & Company, an investment counseling and financial services organization. At Bernhard, he was a Vice President supervising the security analyst staff and managing investment portfolios. He is a specialist in government, corporate and municipal bonds. Mr. Jamison is a graduate of the City College of New York with a B.A. in Economics.

     Bruce Jensen, Chief Investment Officer of MFR, holds a bachelor's degree in Accounting from Boston University and an M.B.A. in Finance from Fairleigh Dickinson University. Prior to joining the Investment Manager in 1992, he spent six years with the Pilgrim Group in Los Angeles and was Senior Vice President in Charge of Fixed Income. Prior to Pilgrim, Mr. Jensen was a fixed income Portfolio Manger with Lexington. Mr. Jensen has managed the Emerging Markets Total Return and Global Asset Allocation Series since their inception, May 1, 1997.

     Maria Fiorini Ramirez, President and Chief Executive Officer of MFR, began her career as a credit analyst with American Express International Banking Corporation in 1968. In 1972, she moved to Banco Nazionale De Lavoro in New York. The following year, she started a ten year association with Merrill Lynch, serving as Vice President and Senior Money Market Economist. She joined Becker Paribas in 1984 as Vice President and Senior Money Market Economist before joining Drexel Burnham Lambert that same year as First Vice President and Money

Market Economist. She was promoted to Managing Director of Drexel in 1986. From April 1990 to August 1992, Ms. Ramirez was the President and Chief Executive Officer of Maria Ramirez Capital Consultants, Inc., a subsidiary of John Hancock Freedom Securities Corporation. Ms. Ramirez established MFR in August 1992. She is known in international financial, banking and economic circles for her assessment of the interaction between global economic policy and political trends and their effect on investments. Ms. Ramirez holds a B.A. in Business Administration/Economics from Pace University.

CODE OF ETHICS

     The Fund, MFR and the Distributor have a written Code of Ethics which requires all access persons to obtain prior clearance before engaging in any personal securities transactions. Access persons include officers and directors of the Fund and MFR and employees that participate in, or obtain information regarding, the purchase or sale of securities by the Series or whose job relates to the making of any recommendations with respect to such purchases or sales. All access persons must report their personal securities transactions within ten days of the end of each calendar quarter. Access persons will not be permitted to effect transactions in a security if it: (a) is being considered for purchase or sale by one or more of the Series; (b) is being purchased or sold by one or more of the Series; or (c) is being offered in an initial public offering. In addition, portfolio managers are prohibited from purchasing or selling a security within seven calendar days before or after a Series that he or she manages trades in that security. Any material violation of the Code of Ethics is reported to the Board of the Fund. The Board also reviews the administration of the Code of Ethics on an annual basis.

DISTRIBUTOR

     Security Distributors, Inc. (the "Distributor"), a Kansas corporation and wholly-owned subsidiary of Security Benefit Group, Inc., serves as the principal underwriter for shares of the Series and the other Series of the Fund: Corporate Bond, Limited Maturity Bond, U.S. Government and High Yield Series pursuant to Class A and Class B Distribution Agreements. The Distributor also acts as principal underwriter for the following investment companies: Security Equity Fund, Security Growth and Income Fund, Security Ultra Fund, Security Tax-Exempt Fund, Variflex Variable Annuity Account, Variflex LS Variable Annuity Account, the Parkstone Variable Annuity Account and Security Varilife Separate Account.

     The Distributor receives a maximum commission on Class A Shares of 4.75% and allows a maximum discount of 4.0% from the offering price to authorized dealers on Fund shares sold. The discount is alike for all dealers, but the Distributor may increase it for specific periods at its discretion. Salespersons employed by dealers may also be licensed to sell insurance with Security Benefit Life.

     The Distributor received gross underwriting commissions on sales of Class A shares and contingent deferred sales charges on redemptions of Class B shares of Global High Yield Series of $8,510 and $2,167, and retained net underwriting commissions of $4,824 and $379 for the fiscal year ended December 31, 1996 and the period June 1, 1995 (date of inception) to December 31, 1995, respectively.

     The Distributor, on behalf of the Fund, may act as a broker in the purchase and sale of securities not effected on a securities exchange, provided that any such transactions and any commissions shall comply with requirements of the Investment Company Act of 1940 and all rules and regulations of the Securities and Exchange Commission. The Distributor has not acted as a broker.

     Each Series' Distribution Agreement is renewable annually either by the Fund's Board of Directors or by a vote of a majority of the Series' outstanding securities, and, in either event, by a majority of the board who are not parties to the agreement or interested persons of any such party. The agreements may be terminated by either party upon 60 days' written notice.

ALLOCATION OF PORTFOLIO BROKERAGE

     Transactions in portfolio securities shall be effected in such manner as deemed to be in the best interest of each Series. In reaching a judgment relative to the qualifications of a broker or dealer to obtain the best execution of a particular transaction, all relevant factors and circumstances will be taken into account by MFR (or in some cases, Lexington or SMC), including consideration of the overall reasonableness of commissions paid to a broker, the firm's general execution and operational capabilities, and its reliability and financial condition. The Global High Yield Series does not anticipate that it will incur a significant amount of brokerage commissions because fixed income securities are generally traded on a "net" basis--that is, in principal amount without the addition or deduction of a stated brokerage commission, although the net price usually includes a profit to the dealer. When trading fixed income securities, the Series will deal directly with the selling or purchasing principal without incurring charges for the services of a broker on its behalf unless it is determined that a better price or execution may be obtained by utilizing the services of a broker. The Series also may purchase portfolio securities in underwritings where the price includes a fixed underwriter's concession or discount. Money market instruments may be purchased directly from the issuer at no commission or discount.

     Portfolio transactions that require a broker may be directed to brokers who furnish investment information or research services to MFR (or, if applicable, Lexington or SMC). Such investment information and research services include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers  or  sellers of  securities,  and  furnishing  analyses  and  reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts. Such investment information and research services may be furnished by brokers in many ways, including: (1) on-line data base systems, the equipment for which is provided by the broker, that enable registrant to have real-time access to market information, including quotations; (2) economic research services, such as publications, chart services and advice from economists concerning macroeconomic information; and (3) analytical investment information concerning particular corporations. If a transaction is directed to a broker supplying such information or services, the commission paid for such transaction may be in excess of the commission another broker would have charged for effecting that transaction, provided that MFR (or, if applicable, Lexington or SMC) shall have determined in good faith that the commission is reasonable in relation to the value of the investment information or the research services provided, viewed in terms of either that particular transaction or the overall responsibilities of MFR (or, if applicable, Lexington or SMC) with respect to all accounts as to which it exercises investment discretion. MFR (or, if applicable, Lexington or SMC) may use all, none, or some of such information and services in providing investment advisory services to each of the mutual funds under its management, including the Series.

     In addition, brokerage transactions may be placed with broker/dealers who sell shares of the Series (or other mutual funds/Series distributed by the Distributor) who may or may not also provide investment information and research services. MFR (or, if applicable, Lexington or SMC) may, consistent with the NASD Rules of Fair Practice, consider sales of such shares in the selection of a broker/dealer.

     Securities held by the Series also may be held by other investment advisory clients of MFR (or, if applicable, Lexington or SMC), including other investment companies. In addition, SMC's parent company, Security Benefit Life Insurance Company ("SBL"), also may hold some of the same securities as the Series. When selecting securities for purchase or sale for a Series, MFR (or, if applicable, Lexington or SMC) may, at the same time, be purchasing or selling the same securities for one or more of such other accounts. Subject to each adviser's obligation to seek best execution, such purchases or sales may be executed simultaneously or "bunched." It is the policy of MFR, Lexington and SMC not to favor one account over the other. Any purchase or sale orders executed simultaneously (which with respect to SMC, may also include orders from SBL) are allocated at the average price and as nearly as practicable on a pro rata basis (transaction costs will also generally be shared on a pro rata basis) in proportion to the amounts desired to be purchased or sold by each account. In those instances where it is not practical to allocate purchase or sale orders on a pro rata basis, then the allocation will be made on a rotating or other equitable basis. While it is conceivable that in certain instances this procedure could adversely affect the price or number of shares involved in the Series' transaction, it is believed that the procedure generally contributes to better overall execution of the Series' portfolio transactions. The Board of Directors of the Fund has adopted guidelines governing this procedure and will monitor the procedure to determine that the guidelines are being followed and that the procedure continues to be in the best interest of the Fund and its stockholders. With respect to the allocation of initial public offerings ("IPOs"), MFR (and Lexington and SMC) may determine not to purchase such offerings for certain of its clients (including investment company clients) due to the limited number of shares typically available in an IPO. No brokerage commissions were paid by Global High Yield Series for the fiscal year ended December 31, 1996 and the period June 1, 1995 (date of inception) to December 31, 1995.

DETERMINATION OF NET ASSET VALUE

     The net asset value per share of each Series is determined as of the close of regular trading hours on the New York Stock Exchange (normally 3:00 p.m. Central time) on each day that the Exchange is open for trading, which is Monday through Friday except for the following dates when the Exchange is closed in observance of Federal holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day and Christmas Day. The determination is made by dividing the total value of the portfolio securities of each Series, plus any cash or other assets (including dividends accrued but not collected), less all liabilities, by the number of shares outstanding of the Series.

     Securities listed or traded on a national securities exchange are valued at the last sale price. If there are no sales on a particular day, then the securities are valued at the last bid price. All other securities, held by the Series, for which market quotations are readily available, are valued on the basis of the last current bid price. If there is no bid price, or if the bid price is deemed to be unsatisfactory by the Board of Directors, then the securities shall be valued in good faith by such method as the Board of Directors determines will reflect fair market value. Valuations of the Series' securities are supplied by a pricing service approved by the Board of Directors.

     The Series will accept orders from dealers on each business day up to 4:30 p.m. (Central time).

HOW TO REDEEM SHARES

     A stockholder may redeem shares at the net asset value next determined after such shares are tendered for redemption. The amount received may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption.

     Shares will be redeemed on request of the stockholder in proper order to SMC which serves as the Series' transfer agent. A request is made in proper order by submitting the following items to SMC: (1) a written request for redemption signed by all registered owners exactly as the account is registered, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed; (2) a guarantee of all signatures on the written request or on the share certificate or accompanying stock power; (3) any share certificates issued for any of the shares to be redeemed; and (4) any additional documents which may be required by SMC for redemption by corporations or other organizations, executors, administrators, trustees, custodians or the like. Transfers of share ownership are subject to the same requirements. A signature guarantee is not required for redemptions of $10,000 or less, requested by and payable to all stockholders of record for an account, to be sent to the address of record. The signature guarantee must be provided by an eligible guarantor institution, such as a bank, broker, credit union, national securities exchange or savings association. SMC reserves the right to reject any signature guarantee pursuant to its written procedures which may be revised in the future. To avoid delay in redemption or transfer, stockholders having questions should contact SMC.

     The amount due on redemption, will be the net asset value of the shares next computed after the redemption request in proper order is received by SMC less any applicable deferred sales charge. Payment of the redemption price will be made by check (or by wire at the sole discretion of SMC if wire transfer is requested, including name and address of the bank and the stockholder's account number to which payment is to be wired) within seven days after receipt of the redemption request in proper order. The check will be mailed to the stockholder's registered address (or as otherwise directed). Remittance by wire (to a commercial bank account in the same name(s) as the shares are registered) or by express mail, if requested, will be at a charge of $15, which will be deducted from the redemption proceeds.

     When investing in the Series, stockholders are required to furnish their tax identification number and to state whether or not they are subject to withholding for prior underreporting, certified under penalties of perjury as prescribed by the Internal Revenue Code. To the extent permitted by law, the redemption proceeds of stockholders who fail to furnish this information will be reduced by $50 to reimburse for the IRS penalty imposed for failure to report the tax identification number on information reports.

     Payment in cash of the amount due on redemption, less any applicable deferred sales charge, for shares redeemed will be made within seven days after tender, except that the Fund may suspend the right of redemption during any period when trading on the New York Stock Exchange is restricted or such Exchange is closed for other than weekends or holidays, or any emergency is deemed to exist by the Securities and Exchange Commission. When a redemption request is received, the redemption proceeds are deposited into a redemption account established by the Distributor and the Distributor sends a check in the amount of redemption proceeds to the stockholder. The Distributor earns interest on the amounts maintained in the redemption account. Conversely, the Distributor causes payments to be made to the Series in the case of orders for purchase of Series shares before it receives federal funds.

     In addition to the foregoing redemption procedure, the Series repurchase shares from broker/dealers at the price determined as of the close of business on the day such offer is confirmed. Dealers may charge a commission on the repurchase of shares.

     The repurchase or redemption of shares held in a tax-qualified retirement plan must be effected through the trustee of the plan and may result in adverse tax consequences. (See "Retirement Plans," page 44.)

     At various times the Series may be requested to redeem shares for which they have not yet received good payment. Accordingly, the Series may delay the mailing of a redemption check until such time as they have assured themselves that good payment (e.g., cash or certified check on a U.S. bank) has been collected for the purchase of such shares, which may take up to 15 days from the purchase date.

TELEPHONE REDEMPTIONS

     Stockholders of the Series may redeem uncertificated shares in amounts up to $10,000 by telephone request, provided that the stockholder has completed the Telephone Redemption section of the application or a Telephone Redemption form which may be obtained from SMC. The proceeds of a telephone redemption will be sent to the stockholder at his or her address as set forth in the application or in a subsequent written authorization. Once authorization has been received by SMC, a stockholder may redeem shares by calling the Fund at (800) 643-8188, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Redemption requests received by telephone after the close of the New York Stock Exchange (normally 3:00 p.m. Central time) will be treated as if received on the next business day. Telephone redemptions are not accepted for IRA and 403(b)(7) accounts. A stockholder who authorizes telephone redemptions authorizes SMC to act upon the instructions of any person identifying themselves as the owner of the account or the owner's broker. SMC has established procedures to confirm that instructions communicated by telephone are genuine and will be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. SMC's procedures require that any person requesting a redemption by telephone provide the account registration and number, the owner's tax identification number, and the dollar amount or number of shares to be redeemed, and such instructions must be received on a recorded line. Neither the Fund, SMC, nor the Distributor will be liable for any loss, liability, cost or expense arising out of any redemption request provided that SMC complied with its procedures. Thus, a stockholder who authorizes telephone redemptions may bear the risk of loss from a fraudulent or unauthorized request. The telephone redemption privilege may be changed or discontinued at any time by SMC or the Funds.

     During  periods  of  severe  market  or  economic   conditions,   telephone
redemptions  may  be  difficult  to  implement  and  stockholders   should  make
redemptions by mail as described under "How to Redeem Shares," page 37.

HOW TO EXCHANGE SHARES

     Pursuant to arrangements with the Distributor, stockholders of the Series may exchange their shares for shares of another of the Series or for shares of other mutual funds distributed by the Distributor (the "Security Funds"). Such transactions generally have the same tax consequences as ordinary sales and purchases and are not tax-free exchanges.

     Class A and Class B shares of the Series may be exchanged for Class A and Class B shares, respectively, of another of the Series or a Security Fund. Any applicable contingent deferred sales charge will be calculated from the date of the initial purchase.

     Stockholders making such exchanges must provide SMC with sufficient information to permit verification of their prior ownership of shares of one of the other Series or Security Fund. Any such exchange is subject to the minimum investment and eligibility requirements of each Series. No service fee is presently imposed on such an exchange.

     Exchanges may be accomplished by submitting a written request to SMC, 700 Harrison Street, Topeka, Kansas 66636-0001. Broker/dealers who process exchange orders on behalf of their customers may charge a fee for their services.

Such fee may be avoided by making exchange requests directly to SMC.

     An exchange of shares, as described above, may result in the realization of a capital gain or loss for federal income tax purposes, depending on the cost or other value of the shares exchanged. No representation is made as to whether gain or loss would result from any particular exchange or as to the manner of determining the amount of gain or loss. (See "Dividends and Taxes," page 39.) Before effecting any exchange described herein, the investor may wish to seek the advice of a financial or tax adviser.

     Exchanges of shares of the Series may be made only in jurisdictions where shares of the Series being acquired may lawfully be sold. Stockholders are advised to obtain and review carefully, the applicable prospectus prior to effecting any exchange. A copy of such prospectus will be given any requesting stockholder by the Distributor.

     The exchange privilege may be changed or discontinued any time at the discretion of the management of the Fund upon 60 days' notice to stockholders. It is contemplated, however, that this privilege will be extended in the absence of objection by regulatory authorities and provided that shares of the various series are available and may be lawfully sold in the jurisdiction in which the stockholder resides.

EXCHANGE BY TELEPHONE

     To exchange shares by telephone, a stockholder must have completed either the Telephone Exchange section of the application or a Telephone Transfer Authorization form which may be obtained from SMC. Authorization must be on file with SMC before exchanges may be made by telephone. Once authorization has been received by SMC, a stockholder may exchange shares by telephone by calling (800) 643-8188, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Exchange requests received by telephone after the close of the New York Stock Exchange (normally 3:00 p.m. Central time) will be treated as if received on the next business day. Shares which are held in certificate form may not be exchanged by telephone. The telephone exchange privilege is only permitted between accounts with identical registration. SMC has established procedures to confirm that instructions communicated by telephone are genuine and will be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. SMC's procedures require that any person requesting an exchange by telephone provide the account registration and number, the tax identification number, the dollar amount or number of shares to be exchanged, and the names of the Series from which and into which the exchange is to be made, and such instructions must be received on a recorded line.
Neither the Fund, SMC, nor the Distributor will be liable for any loss, liability, cost or expense arising out of any request, including any fraudulent request provided SMC complied with its procedures. Thus, a stockholder who authorizes telephone exchanges may bear the risk of loss from a fraudulent or unauthorized request. This telephone exchange privilege may be changed or discontinued at any time at the discretion of the management of the Fund. In particular, the Fund may set limits on the amount and frequency of such exchanges, in general or as to any individual who abuses such privilege.

DIVIDENDS AND TAXES

     Each Series intends to qualify annually and elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, each Series must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies ("Qualifying Income Test");
(ii) derive in each taxable year less than 30% of its gross income from the sale or other disposition of certain assets held less than three months (namely (a) stock or securities, (b) options, futures and forward contracts (other than those on foreign currencies), and (c) foreign currencies (including options, futures, and forward contracts on such currencies) not directly related to a Series' principal business of investing in stocks or securities (or options and futures with respect to stocks and securities)); (iii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Series' assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Series' total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers which the Series controls (as that term is defined in the relevant provisions of the Code) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses; and (iv) distribute at least 90% of the sum of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses) and its net tax-exempt interest each taxable year. The Treasury Department is authorized to promulgate regulations under which foreign currency gains would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities (or options and futures with respect to securities). To date, no such regulations have been issued.

     A Series qualifying as a regulated investment company generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and any net capital gains.

     Generally, regulated investment companies, like the Series, must distribute amounts on a timely basis in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. Generally, to avoid the tax, a regulated investment company must distribute during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31 of the calendar year, and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Series intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by the Series during January of the following calendar year. Such distributions are taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     If, as a result of exchange controls or other foreign laws or restrictions regarding repatriation of capital, a Series were unable to distribute an amount equal to substantially all of its investment company taxable income (as determined for U.S. tax purposes) within applicable time periods, the Series would not qualify for the favorable federal income tax treatment afforded regulated investment companies, or, even if it did so qualify, it might become liable for federal taxes on undistributed income. In addition, the ability of a Series to obtain timely and accurate information relating to its investments is a significant factor in complying with the requirements applicable to regulated investment companies in making tax-related computations. Thus, if a Series were unable to obtain accurate information on a timely basis, it might be unable to qualify as a regulated investment company, or its tax computations might be subject to revisions (which could result in the imposition of taxes, interest and penalties).

     It is the policy of the Global High Yield Series to pay dividends from net investment income quarterly and of the Emerging Markets Total Return and Global Asset Allocation Series to distribute at least once a year substantially all of its net investment income. It is the policy of the Series to make distributions of realized capital gains (if any) in excess of any capital losses and capital loss carryovers at least once a year. Because Class A shares of the Series bear most of the costs of distribution of such shares through payment of a front-end sales charge, while Class B shares of the Series bear such costs through a higher distribution fee, expenses attributable to Class B shares, generally will be higher and as a result, income distributions paid by the Series with respect to Class B shares generally will be lower than those paid with respect to Class A shares. All dividends and distributions are automatically reinvested on the payable date in shares of the Series at net asset value, as of the record date (reduced by an amount equal to the amount of the dividend or distribution), unless SMC is previously notified in writing by the stockholder that such dividends or distributions are to be received in cash. A stockholder may request that such dividends or distributions be directly deposited to the stockholder's bank account. A stockholder who elected not to reinvest dividends or distributions paid with respect to Class A shares may, at any time within thirty days after the payment date, reinvest the dividend check without imposition of a sales charge. The Series will not pay dividends or distributions of less than $25 in cash but will automatically reinvest them. Distributions of net investment income and any short-term capital gains by the Series are taxable as ordinary income whether received in cash or reinvested in additional shares.

     Stockholders will report as long-term capital gains income any realized net long-term capital gains in excess of any capital loss carryover which is distributed to them, and designated by the Series as a capital gain dividend whether received in cash or reinvested in additional shares, and regardless of the period of time such shares have been owned by the stockholder. Advice as to the tax status of each year's dividends and distributions will be mailed annually.

     Stockholders of the Series who redeem their shares generally will realize gain or loss upon the sale or redemption (including the exchange of shares for shares of another fund) which will be capital gain or loss if the shares are capital assets in the stockholder's hands, and will be long-term capital gain or loss if the shares have been held for more than one year. Investors should be aware that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to the stockholder with respect to such shares. In addition, any loss realized on a sale or exchange of shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days, beginning 30 days before and ending 30 days after the date the shares are disposed of, such as pursuant to the reinvestment of dividends. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Under certain circumstances, the sales charge incurred in acquiring Class A shares of a Series may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies in circumstances when shares of the Series are exchanged within 90 days after the date they were purchased and new shares in a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge initially. Instead, the portion of the sales charge affected by this rule will be treated as an amount paid for the new shares.

     The Series are required by law to withhold 31% of taxable dividends and distributions to stockholders who do not furnish their correct taxpayer identification numbers, or are otherwise subject to the backup withholding provisions of the Internal Revenue Code.

     Each Series will be treated separately in determining the amounts of income and capital gains distributions. For this purpose, each Series will reflect only the income and gains, net of losses of that Series.

     A purchase of shares shortly before payment of a dividend or distribution would be disadvantageous because the dividend or distribution to the purchaser would have the effect of reducing the per share net asset value of his or her shares by the amount of the dividends or distributions. In addition all or a portion of such dividends or distributions, although in effect a return of capital, are subject to taxes, which may be at ordinary income tax rates.

     OPTIONS, FUTURES AND FORWARD CONTRACTS AND SWAP AGREEMENTS. Certain options, futures contracts, and forward contracts in which a Series may invest may be "Section 1256 contracts." Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a Series at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

     Generally, the hedging transactions undertaken by a Series may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Series. In addition, losses realized by a Series on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to a Series are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Series which is taxed as ordinary income when distributed to shareholders.

     A Series may make one or more of the elections available under the Code which are applicable to straddles. If a Series makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

     Because only a few regulations regarding the treatment of swap agreements, and related caps, floors and collars, have been implemented, the tax consequences of such transactions are not entirely clear. The Series intend to account for such transactions in a manner deemed by them to be appropriate, but the Internal Revenue

Service might not necessarily accept such treatment. If it did not, the status of a Series as a regulated investment company might be affected.

     The requirements applicable to a Series' qualification as a regulated investment company may limit the extent to which a Series will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.

     FOREIGN TAXATION. Income received by a Series from sources within a foreign country may be subject to withholding and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

     FOREIGN CURRENCY TRANSACTIONS. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Series accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that Series actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Series' investment company taxable income to be distributed to its shareholders as ordinary income.

     ORIGINAL ISSUE DISCOUNT. Debt securities purchased by a Series (such as zero coupon bonds) may be treated for U.S. federal income tax purposes as having original issue discount. Original issue discount is treated as interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity over the issue price. Original issue discount, whether or not cash payments actually are received by a Series, is treated for federal income tax purposes as income earned by the Series, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount included in the income of the Series each year is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest.

     In addition, debt securities may be purchased by a Series at a discount which exceeds the original issue discount remaining on the securities, if any, at the time the Series purchased the securities. This additional discount represents market discount for income tax purposes. Treatment of market discount varies depending upon the maturity of the debt security. Generally, in the case of any debt security having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as ordinary income to the extent it does not exceed the accrued market discount on the security (unless the Series elects for all its debt securities having a fixed maturity date of more than one year from the date of issue to include market discount in income in tax years to which it is attributable). Generally, market discount accrues on a daily basis. For any debt security having a fixed maturity date of not more than one year from the date of issue, special rules apply which may require in some circumstances the ratable inclusion of income attributable to discount at which the bond was acquired as calculated under the Code. A Series may be required to capitalize, rather than deduct currently, part or all of any net direct interest expense on indebtedness incurred or continued to purchase or carry any debt security having market discount (unless the Series makes the election to include market discount currently).

     OTHER TAXES. The foregoing discussion is general in nature and is not intended to provide an exhaustive presentation of the tax consequences of investing in a Series. Distributions may also be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Depending upon the nature and extent of a Series' contacts with a state or local jurisdiction, the Series may be subject to the tax laws of such jurisdiction if it is regarded under applicable law as doing business in, or as having income derived from, the jurisdiction. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Series.

ORGANIZATION

     The Articles of Incorporation of the Fund provide for the issuance of shares of common stock in one or more classes or series.

     The Fund has authorized the issuance of an indefinite number of shares of capital stock of $1.00 par value and currently issues its shares in the following series: Emerging Markets Total Return, Global Asset Allocation, Global High Yield, Corporate Bond, Limited Maturity Bond, U.S. Government and High Yield Series. The shares of each Series of the Fund represent a pro rata beneficial interest in that Series' net assets and in the earnings and profits or losses derived from the investment of such assets.

     Each of the series of the Fund currently issues two classes of shares which participate proportionately based on their relative net asset values in dividends and distributions and have equal voting, liquidation and other rights except that (i) expenses related to the distribution of each class of shares or other expenses that the Board of Directors may designate as class expenses from time to time, are borne solely by each class; (ii) each class of shares has exclusive voting rights with respect to any Distribution Plan adopted for that class; (iii) each class has different exchange privileges; and (iv) each class has a different designation. When issued and paid for, the shares of the Series will be fully paid and nonassessable. Shares may be exchanged as described above under "Exchange Privilege," but will have no other preference, conversion, exchange or preemptive rights. Shares are transferable, redeemable and assignable and have cumulative voting privileges for the election of directors.

     On certain matters, such as the election of directors, all shares of the series of the Fund vote together with each share having one vote. On other matters affecting a particular Series, such as the investment advisory contract or the fundamental policies, only shares of that Series are entitled to vote, and a majority vote of the shares of that Series is required for approval of the proposal.

     The Fund does not generally hold annual meetings of stockholders and will do so only when required by law. Stockholders may remove directors from office by vote cast in person or by proxy at a meeting of stockholders. Such a meeting will be called at the written request of 10% of the Fund's outstanding shares.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-PAYING AGENT

     Chase Manhattan Bank, 4 Chase MetroTech Center, Brooklyn, New York, acts as custodian for the portfolio securities of the Series, including those held by foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the Securities and Exchange Commission. SMC acts as the Series' transfer and dividend-paying agent.

INDEPENDENT AUDITORS

     The firm of Ernst & Young LLP, One Kansas City Place, 1200 Main Street, Kansas City, Missouri, has been selected by a majority of the independent directors of the Fund to serve as the independent auditors of the Series, and as such, the firm will perform the annual audit of each Series' financial statements.

PERFORMANCE INFORMATION

     The Series may, from time to time, include performance information in advertisements, sales literature or reports to stockholders or prospective investors. Performance information in advertisements or sales literature may be expressed as yield and average annual total return and aggregate total return for each Series.

     Quotations of yield will be based on the investment income per share earned during a particular 30-day period, less expenses per share accrued during the period ("net investment income") and will be computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                    YIELD    = 2[(A-B + 1)6 - 1]
                                  ---
                                  cd

where A = dividends and interest earned during the period, B = expenses accrued for the period (net of any reimbursements), C = the average daily number of shares outstanding during the period that were entitled to receive dividends, and D = the maximum offering price per share on the last day of the period.

     For the 30-day period ended December 31, 1996, the yield for the Class A shares of the Global High Yield Series was 8.21% and for the Class B shares was 7.83%.

     There is no assurance that a yield quoted will remain in effect for any period of time. Inasmuch as certain estimates must be made in computing average daily yield, actual yields may vary and will depend upon such factors as the type of instruments in the Series' portfolio, the portfolio quality and average maturity of such instruments, changes in interest rates and the actual Series expenses. Yield computations will reflect the expense limitations described in this Prospectus under "Investment Management."

     Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Series over periods of 1, 5 and 10 years (up to the life of the Series), calculated pursuant to the following formula:

                                  P(1+T)n = ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All average annual total return figures will reflect the deduction of the maximum initial sales load in the case of quotations of performance of Class A shares or the applicable contingent deferred sales charge in the case of quotations of performance of Class B shares and a proportional share of Series expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

     For the 1-year period ended December 31, 1996, the average annual total return for Class A and B shares respectively of Global High Yield Series was 6.24% and 5.67%. For the period June 1, 1995 (date of inception) to December 31, 1996 the average annual total return for Class A and B shares respectively of Global High Yield Series was 8.63% and 8.78%.

     The aggregate total return for the Series is calculated for any specified period of time pursuant to the following formula:

                                  P(1+T)n = ERV

(where P = a hypothetical initial payment of $1,000, T = the total return, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All aggregate total return figures will assume that all dividends and distributions are reinvested when paid. The Series may, from time to time, include quotations of total return that do not reflect deduction of the sales load which, if reflected, would reduce the total return data quoted.

     The aggregate total return on an investment made in Class A shares of Global High Yield Series calculated as described above for the period from June 1, 1995 (date of inception) through December 31, 1996 was 14.0%. This figure reflects deduction of the maximum initial sales load.

     The aggregate total return on an investment made in Class B shares of Global High Yield Series for the same period was 14.3%. This figure reflects deduction of the maximum contingent deferred sales charge.

     In addition, quotations of aggregate total return will also be calculated for several consecutive one-year periods expressing the total return as a percentage increase or decrease in the value of the investment for each year relative to the ending value for the previous year.

     Quotations of yield, average annual total return and aggregate total return will reflect only the performance of a hypothetical investment during the particular time period shown. Such quotations will vary based on changes in market conditions and the level of the Series' expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its yield, average annual total return or aggregate total return to current or prospective stockholders, each Series also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. Each Series will include performance data for both Class A and Class B shares of the Series in any advertisement or report including performance data of the Series. Such mutual fund rating services include the following: Lipper Analytical Services; Morningstar, Inc.; Investment Company Data; Schabacker Investment Management; Wiesenberger Investment Companies Service; Computer Directions Advisory (CDA); and Johnson Charts.

RETIREMENT PLANS

     The Series offers tax-qualified retirement plans for individuals (Individual Retirement Accounts, known as IRAs), SIMPLE IRAs, several prototype retirement plans for the self-employed (Keogh plans), pension and profit-sharing plans for corporations, and custodial account plans for employees of public school systems and organizations meeting the requirements of Section 501(c)(3) of the Internal Revenue Code. Actual documents and detailed materials about the plans will be provided upon request to the Distributor.

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

     Purchases of shares of the Series under any of these plans are made at the public offering price next determined after contributions are received by the Distributor. Shares owned under any of the plans have full dividend, voting and redemption privileges. Depending upon the terms of the particular plan, retirement benefits may be paid in a lump sum or in installment payments over a specified period. There are possible penalties for premature distributions from such plans.

     SMC is available to act as custodian for the plans on a fee basis. For IRAs, SIMPLE IRAs, Section 403(b) Retirement Plans, and Simplified Employee Pension Plans (SEPPs), service fees for such custodial services currently are:
(1) $10 for annual maintenance of the account, and (2) benefit distribution fee of $5 per distribution. Service fees for other types of plans will vary. These fees will be deducted from the plan assets. Optional supplemental services are available from Security Benefit Life Insurance Company for additional charges.

     Retirement investment programs involve commitments covering future years. It is important that the investment objective and structure of the Series be considered by the investors for such plans. Investments in insurance and annuity contracts also may be purchased in addition to shares of the Series.

     A brief description of the available tax-qualified retirement plans is provided below. However, the tax rules applicable to such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Therefore, no attempt is made to provide more than general information about the various types of qualified plans.

     Investors are urged to consult their own attorneys or tax advisers when considering the establishment and maintenance of any such plans.

INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)

     Individual Retirement Account Custodial Agreements are available to provide investment in shares of the Series. An individual may initiate an IRA through the Distributor by executing the custodial agreement and making a minimum initial investment of at least $100. A $10 annual fee is charged for maintaining the account.

     An individual may make a contribution to an IRA each year of up to the lesser of $2,000 or 100% of earned income under current tax law. If contributions are also made to an IRA of a nonworking spouse, the maximum is raised to a total for the two accounts of $4,000, provided no more than $2,000 is contributed to either account. If both husband and wife work, each may establish his or her own IRA and contribute up to the maximum allowed for individuals.

     Deductions for IRA contributions are limited for taxpayers who are covered by an employer-sponsored retirement plan. However, these limitations do not apply to a single taxpayer with adjusted gross income of $25,000 or less or married taxpayers with adjusted gross income of $40,000 or less (if they file a joint tax return). Taxpayers with adjusted gross income less than $10,000 in excess of these amounts may deduct a portion of their IRA contributions. The nondeductible portion is calculated by reference to the amount of the taxpayer's income above $25,000 (single) or $40,000 (married) as a percentage of $10,000.

     Contributions must be made in cash no later than April 15 following the close of the tax year. No annual contribution is permitted for the year in which the investor reaches age 70 1/2 or any year thereafter.

     In addition to annual contributions, total distributions and certain partial distributions from certain employer-sponsored retirement plans may be eligible to be reinvested into an IRA if the reinvestment is made within 60 days of receipt of the distribution by the taxpayer. Such rollover contributions are not subject to the limitations on annual IRA contributions described above.

SIMPLE IRAS

     The Small Business Job Protection Act of 1996 created a new retirement plan, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE Plans). SIMPLE Plan participants must establish a SIMPLE IRA into which plan contributions will be deposited.

     The Investment Manager makes available SIMPLE IRAs to provide investment in shares of the Series. Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions. Contributions must be made in cash and cannot exceed the maximum amount allowed under the Internal Revenue Code. On a pre-tax basis, up to $6,000 of compensation (through salary deferrals) may be contributed to a SIMPLE IRA. In addition, employers are required to make either (1) a dollar-for-dollar matching contribution or (2) a nonelective contribution to each participant's account each year. In general, matching contributions must equal up to 3% of compensation, but under certain circumstances, employers may make lower matching
contributions.   Instead  of  the  match,   employers  may  make  a  nonelective
contribution equal to 2% of compensation (compensation for purposes of any nonelective contribution is limited to $160,000, as indexed).

     Distributions from a SIMPLE IRA are (1) taxed as ordinary income; (2) includable in gross income; and (3) subject to applicable state tax laws. Distributions prior to age 59 1/2 may be subject to a 10% penalty tax which increases to 25% for distributions made before a participant has participated in the SIMPLE Plan for at least two years. An annual fee of $10 is charged for maintaining the SIMPLE IRA.

PENSION AND PROFIT-SHARING PLANS

     Prototype corporate pension or profit-sharing prototype plans meeting the requirements of Internal Revenue Code Section 401(a) are available. Information concerning these plans may be obtained from Security Distributors, Inc.

403(B) RETIREMENT PLANS

     Employees of public school systems and tax-exempt organizations meeting the requirements of Internal Revenue Code Section 501(c)(3) may purchase custodial account plans funded by their employers with shares of the Series in accordance with Code Section 403(b). Section 403(b) plans are subject to numerous restrictions on the amount that may be contributed, the persons who are eligible to participate and on the time when distributions may commence.

SIMPLIFIED EMPLOYEE PENSION PLANS (SEPPS)

     A prototype SEPP is available for corporations, partnerships or sole proprietors desiring to adopt such a plan for purchases of IRAs for their employees. Employers establishing a SEPP may contribute a maximum of $30,000 a year to an IRA for each employee. This maximum is subject to a number of limitations.

FINANCIAL STATEMENTS

     The audited financial statements of Global High Yield Series, which are contained in the Fund's Annual Report dated December 31, 1996, are incorporated herein by reference. Copies of the Annual Report are provided to every person requesting the Statement of Additional Information. Financial Statements for Emerging Markets Total Return and Global Asset Allocation Series are not yet available as these Series did not begin operation until May 1997.

                                   APPENDIX A

REDUCED SALES CHARGES

     Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of a Series alone or in combination with Class A shares of another of the Series.

     For purposes of qualifying for reduced sales charges on purchases made pursuant to Rights of Accumulation, a Statement of Intention or Letters of Intent, the term "Purchaser" includes the following persons: an individual; his or her spouse and children under the age 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Internal Revenue Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code.

RIGHTS OF ACCUMULATION

     To reduce sales charges on purchases of Class A shares of the Series, a Purchaser may combine all previous purchases with a contemplated current purchase of Class A shares of a Series for the purpose of determining the sales charge applicable to the current purchase. For example, an investor who already owns Class A shares of a Series either worth $30,000 at the applicable current offering price or purchased for $30,000 and who invests an additional $25,000, is entitled to a reduced sales charge of 3.75% on the latter purchase. The Distributor must be notified when a sale takes place which would qualify for the reduced charge on the basis of previous purchases subject to confirmation of the investor's holdings through the Fund's records. Rights of accumulation apply also to purchases representing a combination of the Class A shares of two or more of the Series in those states where shares of the Series being purchased are qualified for sale.

STATEMENT OF INTENTION

     A Purchaser may sign a Statement of Intention, which may be signed within 90 days after the first purchase to be included thereunder, in the form provided by the Distributor covering purchases of the Series to be made within a period of 13 months (or a 36-month period for purchases of $1 million or more) and thereby become eligible for the reduced front-end sales charge applicable to the actual amount purchased under the Statement. Five percent of the amount specified in the Statement of Intention will be held in escrow shares until the Statement is completed or terminated. The shares so held may be redeemed by the Fund if the investor is required to pay additional sales charge which may be due if the amount of purchases made by the investor during the period the Statement is effective is less than the total specified in the Statement of Intention.

     A Statement of Intention may be revised during the 13-month period (or, if applicable, 36-month period). Additional Class A shares received from reinvestment of income dividends and capital gains distributions (if any are realized) are included in the total amount used to determine reduced sales charges. The Statement is not a binding obligation upon the investor to purchase or any Series to sell the full indicated amount. An investor considering signing such an agreement should read the Statement of Intention carefully. A Statement of Intention form may be obtained from SMC.

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

REINSTATEMENT PRIVILEGE

     Stockholders who redeem their Class A shares of a Series have a one-time privilege (1) to reinstate their accounts by purchasing shares of the Series without a sales charge up to the dollar amount of the redemption proceeds, or
(2) to the extent the redeemed shares would have been eligible for the exchange privilege, to purchase Class A shares of another of the Series up to the dollar amount of the redemption proceeds at a sales charge equal to the additional sales charge, if any, which would have been applicable had the redeemed shares been exchanged pursuant to the exchange privilege. Written notice and a check in the amount of the reinvestment from eligible stockholders wishing to exercise this reinstatement privilege must be received by the Fund within thirty days after the redemption request was received (or such longer period as may be permitted by rules and regulations promulgated under the Investment Company Act of 1940). The net asset value used in computing the amount of shares to be issued upon reinstatement or exchange will be the net asset value on the day that notice of the exercise of the privilege is received. Stockholders making use of the reinstatement privilege should note that any gains realized upon the redemption will be taxable while any losses may be deferred under the "wash sale" provision of the Internal Revenue Code.

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